Exhibit 10.1

Preamble X Capital I, a series of Preamble X Capital LLC

CONFIDENTIAL SERIES LLC PACKET

TABLE OF CONTENTS

Fund Definitions	2
Member Information Sheet to Subscription Agreement	7
Relevant disclaimers	8
Schedule A: Fund Private Placement Memorandum	9
Schedule B: Operating Agreement	78
Schedule C: Fund Subscription Agreement	135
ADMINISTRATIVE MANAGER PRIVACY NOTICE	151
Subscription Agreement Signature	153
Execution Page	154
Manager Signature Page	155
Fund Signature Page	156
Member Signature Page	157

The documents signed and executed hereunder by the Parties are the Schedule Documents (as defined below). The Schedule Documents may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. A facsimile, PDF or DocuSign (or similar service) signature will be deemed an original. The Parties hereby consent to transact business with the Fund and each other via electronic signature (including via DocuSign, eSignLive, or a similar service). Each Party understands and agrees that their signature page may be disassembled and attached to the final version of this Agreement.

Fund Definitions

When used in the Private Placement Memorandum (Schedule A), Operating Agreement (Schedule B), and Subscription Agreement (Schedule C) below, the following terms have the meanings specified hereunder:

Roles / Entities

Master Series LLC	Preamble X Capital LLC, a Delaware series limited liability company.

Fund	Preamble X Capital I, a series of Preamble X Capital LLC

Manager	Aaron Jun Yuen Chow, a limited liability company organized under the laws of the State of Delaware.

Investment Adviser	Not applicable (This Fund operates without the input of a licensed and registered investment adviser as such is defined in the Investment Advisers Act of 1940, as amended. The Manager has done an independent analysis and/or relied upon the legal opinion of independent counsel to reach the conclusion that the Fund will not operate in a way that requires an investment adviser. As such, no registered investment adviser or other licensed financial professional will opine on the desirability or suitability of the assets that the Fund targets for acquisition. Should the Manager determine that designating an investment adviser is required, or in the best interest of the investors to the Fund, the Fund will likely incur additional costs and regulatory requirements at that time which could negatively impact investment returns.)

Administrative Manager	Allocations Fund Administration LLC (or its affiliate), unless removed or replaced by the Manager in its sole discretion.

Special Administrators	Any entity controlled by the Administrative Manager, each with limited power as set forth in the Operating Agreement, in each case unless removed or replaced by the Manager in its sole discretion.

Registered Agent and Agent Address	A Registered Agent, Inc. located at 8 The Green, Suite A, Dover, Delaware 19901

Principal Office Location	455 10th Avenue 25B, New York, New York, United States 10018

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Key terms

Purpose of the Fund	The Fund has been created with the general purpose of acting as a fund operating under the prescribed Investment Objective when investing in one or more Portfolio Companies.

Initial Closing	The Initial Closing is intended to happen on or around June 30, 2026; however, the Manager may choose to have the Initial Closing at any time upon receiving any amount of Capital Contributions (including the Capital Contribution of the Manager).

Subsequent Closings/ Member Investment Period	Additional Members may be admitted at any time up to twelve (12) months after the Initial Closing (the “Member Investment Period”). Members admitted at any closing subsequent to the Initial Closing will be required to pay the Fund their proportionate share of the sum of: (i) the original cost of any investments made prior to such closings, unless the Manager determines that it is appropriate to re-value any such investment; and (ii) amounts previously funded for organizational and operating expenses of the Fund.

Timing of Capital Contributions	Each Investor will fund their entire Capital Contribution with submission of their Subscription Agreement at the Initial Closing and at any subsequent closing(s). An Investor that is admitted to the Fund, or increases its Capital Contribution, after the Initial Closing, will be required to immediately contribute that portion of its entire or additional Capital Contribution. In addition, if such Capital Contributions occurred after the Initial Closing, then each such Investor will be required to pay to the Manager, its designee and/or the Fund as may be applicable (from their Capital Account), their portion of any and all management fees previously paid by the Fund to the Manager or its designee on the amount contributed (calculated from the date(s) that such amounts would have been contributed if the Investor’s entire Capital Contribution had been made at the Initial Closing).

Estimated Size of Fund	The Initial Close is expected to be at $10,000,000. The total amount raised through the Fund is expected to be at least $30,000,000, but not more than $500,000,000.

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Investment Period	The Investment Period will commence on the Initial Closing Date and end on the earliest to occur of: (i) the second (2nd) anniversary of the Initial Closing Date; or (ii) at such time as may be necessary or advisable in the good faith judgment of the Manager.

Investment Objective	The Fund’s primary investment objective is to achieve capital growth over a long-term investment period. The Fund seeks to attain its investment objectives by investing primarily in the equity securities of private investments in early stage technology companies.

Investment Strategy	The Fund seeks to achieve its Investment Objectives by primarily investing in mid to late stage investment opportunities presented by founders of private tech companies. The Fund anticipates investing in Estimated Number of Investments (as defined below). While such private companies will be primarily located in the U.S., the Fund will also consider companies from foreign and/or emerging markets. Equity securities may include, but are not limited to, common stock, preferred stock, Simple Agreement for Future Equity (“SAFEs”), convertible notes and other convertible securities, and limited partnership or limited liability company interest. The Fund is a long-only fund with a focus on private companies that align with the Manager’s selection criteria – including but not limited to size, potential to acquire customers efficiently, company management and projected revenues. While the Fund will not necessarily limit its investments to any one sector, it is also not seeking diversification across multiple sectors or security types. Rather, the primary Investment Objective is to identify and invest in private companies projected to experience above average growth of revenues and earnings. However, the Manager’s investment decisions do not adhere rigidly to any particular investment formula or system. The Manager, from time to time in its sole discretion, may refine or change its investment methods and strategies (including technical factors or analyses) without prior notice to or approval by the Fund or Members. There can be no assurance that the Fund will achieve its “Investment Objectives and Strategies.”

Portfolio Company[ies]	A Portfolio Company is each private company in which the Fund has invested, intends to invest or is in good faith contemplating an investment, in accordance with the Fund’s Investment Objectives and Strategy.

Estimated Number of Investments	The Fund anticipates investing in 25-50 Portfolio Companies, provided, however, that the Manager shall be entitled to increase the estimated number of investments at its sole discretion.

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Management Fee	Zero percent (0%)

Management Fee Collection	The Management Fee shall be collected annually in advance with respect to the Initial Closing Date and each Additional/Subsequent Closing Date. For avoidance of doubt, the Management Fee will be billed upon each Member’s capital commitment at the Initial Closing Date or Additional/Subsequent Closing Date (as applicable) and upon each anniversary of such applicable closing date.

Carry Percentage	The Carry Percentage shall be zero percent (0%) of any distributions, in accordance with the Carry Calculation.

Carry Calculation

(i) First, to the Members who have made a capital contribution, pro rata in proportion to their Interests, until the Member has received an amount equal to said Member’s capital contribution; and

(ii) the Carry Percentage of the remainder to the Manager, if any; and then

(iii) the remainder to the Members, pro rata in proportion to their Interests.

Distributions will be treated cumulatively for purposes of applying the Carry. For example, if the initial distribution made by the Fund satisfies the first prong of the Carry Calculation, subsequent distributions will not need to again satisfy that prong before distributing any Carry Percentage in accordance with prongs two and three.

Fund expenses	The Fund will incur initial and ongoing expenses related to the setup and operations of the fund. Please refer to the PPM for additional information.

Effective Date	The Effective Date shall be the same as the Initial Closing Date.

Initial Drawdown Amount	One hundred percent (100%) of the applicable Partner’s Capital Commitment.

Pro-Rata Rights reserved for Members	No

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Minimum Drawdown Notice	Period of not less than ten (10) calendar days from and including the date of delivery of a Drawdown Notice as permitted by this Agreement.

Minimum Subscription Amount	$25,000 (For avoidance of doubt, the Manager has the discretion to accept an amount less than the stated Minimum Subscription Amount.)

Portfolio Company Liquidity Events	Typically the Fund will reinvest payouts earned as the result of a Portfolio Company Liquidity Event. However, the Manager, in its sole discretion, may elect to make distributions to Partners following such events.

Term	The Fund is a closed-end fund, meaning after a period of raising capital the Fund will be closed to new Capital Contributions and new Investors. The Manager expects to acquire Capital Contributions over the course of a Member Investment Period expected to be twelve (12) months or less. The “Termination Date” of the Fund will be ten (10) years after the Initial Closing; provided, however, that prior to a dissolution pursuant to the terms of the Operating Agreement, the Manager, in its sole discretion, may make up to two successive one-year deferrals of the Termination Date. Any additional extensions of the Term proposed by the Manager (whether to facilitate an orderly dissolution and liquidation of the Fund or otherwise deemed necessary by the Manager) shall only be made with the approval of Members holding a majority of the Interests. Additionally, interests in the Fund may be purchased by a Successor Fund as such is defined and described in the Operating Agreement.

Closing Parameters	Interests in the Fund are offered privately. A Person seeking to purchase an interest will be required to submit Subscription Documents at least five (5) Business Days prior to the Initial Closing Date, or any Additional/Subsequent Closing Dates, or such other times as the Manager determines in its sole discretion. “Business Day” means any day on which banks in New York City are open for business, except as the Manager may determine otherwise in its discretion.

Future Offerings	Initially, there shall be one class of Interests in the Fund. The Manager is authorized, without providing prior notice to, or receiving consent from, existing Members, to issue Interests, or additional Series or classes of Interests, that are subject to certain different terms, including, without limitation, higher, lower or no Management Fee or Carry Fee Percentage, different or more or less frequent withdrawal rights, increased or different reporting of information or transparency, different notice provisions, or such other terms as the Manager may determine in its sole discretion.

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Member Information Sheet to Subscription Agreement

The following Member Information Sheet shall be an integral part to the Subscription Agreement (Schedule C), as applied for each of the Fund’s Partners:

The Partner hereby certifies the accuracy of the information provided below, which shall become an integral part of the Subscription Agreement.

Individual / Entity	Entity

Partner name (Name of Individual / Entity)	Xmax Beta Holdings Ltd

Total subscription amount ($)	8,770,000 (minus any wire fees charged by the Partner’s financial institution)

Country of residence if signing as Individual (If USA please specify State)

Place of business if signing as Entity (If USA please specify State)	California

Accredited investor status if signing as Individual

Accredited investor status if signing as Entity

Email

Full name (of person)	Yizhou Zhao

Signature	(Signature and Information Provided on Series LP Packet Execution Page at the bottom)

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Relevant disclaimers

☒ I agree to all of the following:

●	I will pay my pro rata portion of the total Management Fee (if any). I understand that other investors may pay more or less fees at the discretion of the Manager.

●	I will pay my pro rata portion of the total Carry Percentage (if any) to the Manager. I understand that other investors may pay more or less Carry at the discretion of the Manager.

●	The Manager reserves the right to reject any investment in the Fund.

●	I understand that I must do my own diligence, read the investment documents and ask any questions I think are relevant to my investment decision.

●	I understand that the Manager and/or Investment Adviser may not have done extensive due diligence on any given Portfolio Company. Investing with notable investors doesn’t guarantee any level of diligence has been performed. Past performance does not guarantee future results.

●	I understand that the Manager may have access to material information regarding the Portfolio Companies that has not been shared with me.

●	I understand that my subscription amount is not guaranteed and the final investment amount accepted by the Fund may be less than my desired subscription amount.

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Schedule A: Fund Private Placement Memorandum

CONFIDENTIAL

PRIVATE PLACEMENT MEMORANDUM

This confidential private placement memorandum (“Memorandum”) is being furnished by the Manager solely for use by prospective Members in evaluating the Fund and this Offering of interests. Capitalized terms used in this Memorandum but not otherwise defined have the meanings set forth on the Main Definitions page or the meaning given them in the Fund’s partnership agreement (the “Operating Agreement”).

THE Manager WILL NOT RECEIVE ANY COMMISSIONS OR FEES FOR THE SALE OF INTERESTS PURSUANT TO THE MEMORANDUM. THE INVESTMENT DESCRIBED IN THIS MEMORANDUM INVOLVES A HIGH DEGREE OF RISK. SEE THE RISK FACTORS IN “INVESTMENT CONSIDERATIONS,” AND THROUGHOUT THIS MEMORANDUM.

All documents relevant to the Fund’s Offering of interests and any additional information (including information necessary to verify the accuracy of any information contained in this Memorandum) that are reasonably available or that can be obtained without unreasonable expense will be made available, subject to considerations of confidentiality, trade secrets and proprietary information to any prospective investor or the investor’s advisers upon request to the Manager.

GENERAL NOTICES

This Memorandum is furnished on a confidential basis to a limited number of sophisticated investors to provide certain information about an investment in interests (the “Interests”) of the Fund. This Memorandum is to be used by the person to whom it has been delivered solely in connection with the consideration of the purchase of the Interests described in this Memorandum. The information contained in the Memorandum should be treated in a confidential manner and may not be reproduced, transmitted or used in whole or in part for any other purpose, nor may it be disclosed without the prior written consent of the Manager. Each prospective investor accepting this Memorandum hereby agrees to return it to the Manager, along with any copies (and destroy any electronic copies), promptly upon request.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE OR JURISDICTION. THE INTERESTS OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR ANY OTHER JURISDICTION, NOR HAS THE SEC OR ANY SUCH SECURITIES REGULATORY AUTHORITY PASSED ON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY MAY BE A CRIMINAL OFFENSE. THIS MEMORANDUM IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, A PROSPECTUS OR ADVERTISEMENT FOR A PUBLIC OFFERING OF THE SECURITIES REFERRED TO IN THIS MEMORANDUM.

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The Interests have not been registered under the Securities Act, or the securities laws of any state or any other jurisdiction, nor is such registration contemplated. The Interests will be offered and sold only to “accredited investors” as defined in Rule 501(a) of Regulation D (“Accredited Investors”). The Fund may also require that the Interests be sold only to “qualified purchasers” as defined in Section2(a)(51) of the Investment Company Act of 1940, as amended (“Qualified Purchasers”). The Interests will be sold in accordance with the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act, and other exemptions of similar import in the laws of the states where this Offering will be made. The Fund will not be registered as an Investment Company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The rights, preferences, privileges and restrictions arising out of an investment in an Interest, the rights and responsibilities of the Manager and each person subscribing for Interests (each, a “Partner”), and the terms and conditions of this Offering are governed by the partnership agreement of the Fund (the “Operating Agreement”), and the subscription agreement between each Partner and the Fund (the “Subscription Agreement”), all of which will be provided to the Partners. The description of any matters in the text of this Memorandum is subject to and qualified in its entirety by reference to those documents. In particular, terms related to an investment in the Fund may vary from those set forth in this Memorandum as a result of negotiated changes in the Operating Agreement after the date of this Memorandum. The Manager reserves the right to modify the terms of this Offering and of the Interests described in this Memorandum, and the Interests are offered subject to the Manager’s ability to reject any subscription for Interests in whole or in part.

There is no public market for the Interests and no public market is expected to develop in the future. The Interests may not be sold or transferred unless they are registered under the Securities Act or an exemption from that registration under the Securities Act and under any other applicable securities law registration requirements is available. Furthermore, there are limitations on the transfer of interests as contained in the Operating Agreement.

The information contained in this Memorandum is given as of the date on the cover page, unless another time is specified. Partners may not infer from either the subsequent delivery of this Memorandum or any sale of Interests that there has been no change in the facts described since that date. Certain of the economic, financial and market information contained in this Memorandum (including certain Forward-looking Statements and information) has been obtained from published sources or prepared by persons other than the Manager. While that information is believed to be reliable for the purposes used in this Memorandum, none of the Fund, the Manager or any of their respective managers, officers, employees, partners, members or affiliates assume any responsibility for the accuracy of that information.

POTENTIAL INVESTORS SHOULD PAY PARTICULAR ATTENTION TO THE INFORMATION IN “INVESTMENT CONSIDERATIONS” IN THIS MEMORANDUM. INVESTMENT IN THE FUND IS SUITABLE ONLY FOR SOPHISTICATED INVESTORS AND REQUIRES THE FINANCIAL ABILITY AND WILLINGNESS TO ACCEPT THE HIGH RISKS AND LACK OF LIQUIDITY INHERENT IN AN INVESTMENT IN THE FUND. INVESTORS IN THE FUND MUST BE PREPARED TO BEAR THOSE RISKS FOR AN INDEFINITE PERIOD OF TIME. NO ASSURANCE CAN BE GIVEN THAT THE FUND’S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT INVESTORS WILL RECEIVE A RETURN OF THEIR CAPITAL.

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IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX, INVESTMENT OR ACCOUNTING ADVICE. PROSPECTIVE INVESTORS ARE URGED TO CONSULT WITH THEIR OWN ADVISERS WITH RESPECT TO THE LEGAL, TAX, REGULATORY, FINANCIAL AND ACCOUNTING CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

Each Partner is invited to meet with a representative of the Fund and to discuss with, ask questions of and receive answers from that representative concerning the terms and conditions of this Offering, and to obtain any additional information, to the extent that the representative possesses that information or can acquire it without unreasonable effort or expense, necessary to verify the information contained in this Memorandum.

No person has been authorized in connection with this Offering to give any information or make any representations other than as contained in this Memorandum, and any representation or information not contained in this Memorandum must not be relied on as having been authorized by the Fund, the Manager, the managers of the Manager or any of their affiliates.

Certain information contained in this Memorandum constitutes “Forward-looking Statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “intend,” “continue” or “believe,” or the negatives or other variations or comparable terminology. Due to various risks and uncertainties, including those set forth under Section VII: “Investment Considerations,” actual events or results may differ materially from those reflected in the Forward-looking Statements. Any Forward-looking Statements or information contained in this Memorandum should be considered with these risks and uncertainties in mind. Accordingly, undue reliance should not be placed on any Forward-looking Statements and information.

In considering the prior performance information relating to the Fund (if a subsequent Closing occurs) or the Portfolio Company[ies] and in the event that such information is contained in this Memorandum (of affiliates of the Manager), prospective investors should bear in mind that past or projected performance is not necessarily indicative of future results, and there can be no assurance that the Fund will achieve comparable results or that the Fund will be able to implement its investment strategy or achieve its investment objectives.

Except as otherwise noted, all references herein to “$” or monetary amounts refer to United States (“U.S.”) dollars.

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I. SUMMARY OF PRINCIPAL TERMS

The following information is presented as a summary of principal terms of the offer and sale of the Interests (the “Offering”) only and is qualified in its entirety by the detailed information appearing elsewhere in this Memorandum, and by the terms and conditions of the Fund’s Operating Agreement (the “Operating Agreement”), a copy of which will be provided to each investor (each a “Member”) (the Members and Manager shall be hereafter collectively referred to as “Partner(s)”) prior to acceptance of any subscription, and the Subscription Agreement of the Fund (the “Subscription Documents”). Capitalized words that are used but not defined herein have the meaning given them in the Operating Agreement. Prior to making any investment in the Fund, the Operating Agreement and Subscription Documents should be reviewed carefully.

The Fund:	The Fund is a newly formed series of a Delaware series limited liability company.

The Manager:	The Manager has sponsored the formation of the Fund, shall serve as the manager to the Fund, and may engage additional parties to act on behalf of the Fund. The Manager will provide additional services to the Fund, including but not limited to researching investment opportunities, syndicating the deal to potential investors, making liquidity decisions on behalf of the Fund, and coordinating investors investing in the Fund. The Manager shall hold ultimate decision making authority as to the investment made by the Fund. The Manager holds the powers and authority granted it in the Operating Agreement including complete responsibility and authority for all aspects of the Fund’s business and operations as further described therein.

The Adviser:	The Adviser will act in a limited advisory role to the Fund as outlined in the Investment Advisory Agreement (“Advisory Agreement”). The Adviser is not registered as an investment adviser with the Securities and Exchange Commission or any state regulatory authority. The Fund will pay the Adviser a fee based on its standard schedule of fees charged by the Adviser for similar services as provided for in the Advisory Agreement, if any such agreement is executed. The Partners acknowledge and understand that the Adviser is not serving as an investment adviser to any individual Partner, but rather to the Fund itself.

Administrative Manager:	The Fund has entered into a Statement of Work with the Administrative Manager and/or its affiliates (the “Provision of Services Agreement”). The Manager will appoint the Administrative Manager to assist in administrative affairs of the Fund, such as preparation of applicable tax documents and certain regulatory filings, administrative, accounting, and compliance services, as provided for in the Provision of Services Agreement. The Fund will pay the Administrative Manager a fee based on its standard schedule of fees charged by the Administrative Manager for similar services as provided for in the Provision of Services Agreement.

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Independent Auditors:	The Fund’s fiscal year ends on December 31. If deemed necessary by the Manager, the Fund will retain an independent auditor to audit the Fund’s financial statements on an annual basis.

The Offering:	The Fund is offering, through this Memorandum, its limited liability company interests (the “Interests”) on a private placement basis to investors who satisfy the eligibility standards described in this Memorandum. Persons whose subscriptions are accepted by the Fund will be admitted as partners of the Fund (“Partners”). Each Interest includes the right of that Partner to all benefits to which a Partner may be entitled pursuant to the Operating Agreement and under applicable law, together with all obligations of the Partner to comply with the terms and provisions of the Operating Agreement and applicable law.

Fund Investments:	The Fund has been formed for the purpose of purchasing interests in multiple unregistered Portfolio Company Securities (as defined in the Main Definitions page) that align with the overall Investment Objective and Strategies of the Fund. The Portfolio Company Securities will typically be acquired by the Fund directly from the Portfolio Company in a private placement conducted by the Portfolio Company in accordance with Regulation D of the Securities Act of 1933 (the “Private Placement”). The Fund will participate in a given Private Placement with other investors, and the price paid by the Fund for the Portfolio Company Securities will be the issue price established by the Portfolio Company in the Private Placement, which may not be comparable to prices paid by those other investors, or reflect comparable terms. Investment in the Fund is designed only for sophisticated persons who are able to bear the total loss of their capital contribution to the Fund.

Management:	All management decisions regarding the business of the Fund will be made by the Manager, and the Members will have limited or no rights to vote, approve or otherwise participate in the business and affairs of the Fund. The Manager does not, and will not owe any fiduciary duties of any kind whatsoever to the Fund, or to any of the Partners, by virtue of its role as the Manager, including, but not limited to, the duties of due care and loyalty, whether those duties were established as of the date of the Operating Agreement or any time hereafter, and whether established under common law, at equity or legislatively defined. By signing the Operating Agreement, Partners will agree that the fiduciary duties are affirmatively eliminated and waived as to the fullest extent permitted by Delaware law.

Maximum Number of Investors:	The Manager intends at the present time to limit the number of Partners to a maximum of 100.

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Investment Minimum:	The Fund has determined a Minimum Total Subscription Amount from a Partner, although the Manager may accept subscriptions of lesser amounts, in its sole discretion.

Investment Procedure:	An eligible investor may subscribe for Interests by delivering to the Fund, at least five (5) Business Days prior to a Closing, properly completed and fully executed Subscription Documents, together with all required supporting documentation. Once made, subscriptions are irrevocable. All Total Subscription Amounts will be held in an account until the earlier of: (i) the acceptance by the Manager of the Partner’s Subscription Documents and satisfaction of the conditions of the Closing (collectively, the “Closing Conditions”); or (ii) the rejection by the Manager of the subscription or the termination of this Offering.

Upon the acceptance of a subscription by the Manager at the Closing the Partner will be admitted as a Member of the Fund and will have an Interest representing a proportionate share of the net assets of the Fund based on relative capital contributions of all Partners.

Under the terms of the Subscription Documents and the Operating Agreement, Members may, from time to time, at the discretion of the Manager, be required to provide representations, documentation, instruments or information to facilitate a Closing, satisfy Closing Conditions, satisfy applicable anti-money laundering requirements and for certain other purposes.

Acceptance / Rejection of Subscriptions:	The Manager reserves the right to accept or reject any subscription, in whole or in part. The Manager will notify each Member as to whether it has accepted their subscription.

Fees or Expenses:	The Fund may retain amounts contributed by the Partners toward expenses of the Fund in an account in its name as needed. All organizational and operating expenses of the Fund will be paid by the Fund (excluding any regulatory expenses, or other costs incurred by the Manager in connection with its daily operations, including but not limited to salary and other payments to employees or officers of the Manager).

Management Fee:	The Management Fee shall be due as outlined herein, to be paid in accordance with the Management Fee Collection. Such Management Fee will be separate from, and in addition to, any fees paid to third-party service providers (i.e., the Manager, Adviser, auditor, etc.) for their respective services performed on behalf of the Fund.

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Fund Operating Expenses:	The Fund will pay (or reimburse the Manager or its affiliates for) or will be responsible for operating costs and expenses incurred by it or on its behalf, including (a) out-of-pocket expenses that are associated with disposing Portfolio Company Securities, including transactions not completed; (b) extraordinary expenses, if any (such as certain valuation expenses, litigation and indemnification payments); (c) interest on borrowed money, investment banking, financing and brokerage fees and expenses, if any; and (d) expenses associated with the Fund’s tax returns and Schedules K-1, custodial, legal, audit and insurance expenses, any taxes, fees or other governmental charges levied against the Fund; (e) attorneys’ and accountants’ fees and disbursements on behalf of the Fund; (f) insurance, regulatory or litigation expenses (and damages); (g) expenses incurred in connection with the winding up or liquidation of the Fund (other than liquidation expenses permissible under the Operating Agreement; (h) expenses incurred in connection with any amendments to the constituent documents of the Fund and related entities, including the Manager; (i) third-party service providers, including but not limited to fees paid to the Manager, Adviser, auditing firm, etc.; and (j) expenses incurred in connection with the distributions to the Partners and in connection with any meetings called by the Manager.

Distributions / Liquidity Event:	Although earnings from a Liquidity Event or other monetization event are normally reinvested, distributions may be made at the sole discretion of the Manager. Each Partner nevertheless will be required to report its share of taxable income for federal income tax purposes. The Manager shall have the sole discretion to determine whether a distribution shall be made in cash or in-kind, or partly in cash or partly in-kind, or in cash to some Partners and in-kind to others.

A “Liquidity Event” means the receipt by the Fund of a material amount of cash, or non-cash assets, that may readily be transferred or liquidated for cash, as set forth in the Operating Agreement, received by the Fund in respect of Portfolio Company Securities held by the Fund. A Liquidity Event for a Portfolio Company will be deemed to occur upon the earliest of (a) the effectiveness of a registration statement filed by a Portfolio Company with the SEC on Form S-1 with respect to Identified Shares of that Portfolio Company held by the Fund, after any applicable IPO Lock-Up Period, and then only after the Manager determines in its sole discretion that liquidating the shares is in the best interest of the Fund; (b) a Merger Event, including a sale of all or substantially all of the assets, of a Portfolio Company in which the merger consideration is comprised of (i) equity interests of the acquiring company which are registered under the Securities Act, or which are otherwise readily transferable; or (ii) cash or other readily transferable assets; (d) the bankruptcy, liquidation or dissolution of a Portfolio Company; or (e) upon the Manager, in its discretion, determining that a Portfolio Company Securities and any other assets of the Fund in respect of those securities are freely or readily transferable, each as of the date that that consideration is received or that determination or transferability is made.

A “Merger Event” will be deemed to occur in the event that a Portfolio Company merges or consolidates with or into any other entity, and in which a Portfolio Company is not the parent or surviving company, after giving effect to that transaction, the equity owners of a Portfolio Company immediately prior to that transaction cease to own at least a majority of the equity interest of a Portfolio Company.

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Distributions may be comprised of (i) Portfolio Company Securities; or (ii) cash or other freely transferable securities to the extent that, in connection with a Liquidity Event, the Fund receives cash or other securities in exchange for Portfolio Company Securities. Interim distributions may be made, in the sole discretion of the Manager, if distributions are received by the Fund from such Portfolio Companies.

The Fund will first use available assets to repay outstanding debts and obligations, if any, of the Fund. Then, distributions will generally be made in accordance with the Carry Calculation.

Subject to the Manager’s ability to establish permitted reserves, the Manager anticipates affecting final distributions to the Partners as soon as commercially practicable following the Term of the Fund (unless Fund assets are otherwise rolled into a Successor Fund as specified in the Operating Agreement). Interim distributions, if any, will be made at those times as the Manager determines in its sole discretion. All distributions will be made subject to, and following satisfaction of, any requirements relating to or restricting the transfer of Interests or Portfolio Company Securities imposed by the Portfolio Companies or at law. In connection with distributions, and if required by a Portfolio Company, each Partner agrees to be subject to the terms of the Portfolio Company Securities purchase agreement executed by the Fund as if that Partner was an original purchaser of the Portfolio Company Securities.

For the avoidance of doubt, any expenses relating to the transfer of the Portfolio Company Securities or other assets to the Partners following the Term of the Fund, or at such other time(s) as may be determined in the sole discretion of the Manager, will be borne by the Fund. Such expenses may include brokerage commissions, escrow fees, clearing and settlement charges, and custodial fees. The amount of assets that are distributable to the Partners will be net of those expenses.

Restrictive Agreements and Lockup:	The Portfolio Company Securities purchased by the Fund may be subject to restrictions on transfer and rights of first refusal in favor of a Portfolio Company, and will likely be subject to a lock-up by which the Fund would not be permitted to distribute the Portfolio Company Securities to Partners for a period of 180 days or more following the effective date of an initial public offering of the Portfolio Company Securities (the “IPO Lock-Up Period”).

Allocations:	The Fund’s items of income, gain, loss or credit recognized by the Fund will be allocated to each Partner’s Capital Account in a manner generally consistent with the procedures stated in the Operating Agreement..

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Capital Account:	The Fund will establish and maintain a capital account (“Capital Account”) for each Partner. The Capital Account of a Partner will be (i) increased by (a) the amount of all capital contributions (“Capital Contributions”) by that Partner to the Fund; and (b) any Profits (or items of gross income) allocated to that Partner; and (ii) decreased by (a) the amount of any Losses (or items of loss) allocated to that Partner; and (b) the amount of any distributions to that Partner. Capital Accounts will be maintained in accordance with U.S. federal income tax guidelines.

Securities Laws:	The Interests will not be registered under the Securities Act. Offers of Interests will be made solely to investors that are Accredited Investors, and in some cases may also be required to be Qualified Purchasers.

Investment Company Act of 1940:	The Fund intends to rely on the exemption from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”) by reason of the exemption specified in Section 3(c)(1) (for issuers whose securities are beneficially owned by 100 or fewer investors, or by 250 or fewer investors for a “qualifying venture capital fund” as defined in that Section) or Section 3(c)(7) (for issuers whose securities are owned exclusively by “qualified purchasers” within the meaning of the Investment Company Act). Only “accredited investors” will be admitted as Partners, and in some cases, the Partners may also be required to be “qualified purchasers.”

For the Fund to avoid classification as an “investment company” under the Investment Company Act, the Manager may limit ownership by any other investment company (even if it is exempt from the definition under Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act) to less than 10% of the outstanding Interests at the time that entity invests in the Fund. If the entity subscribes for Interests, the Manager may limit, in its sole discretion, the Interest sold to that entity to less than 10% of the value of the total Interests after that entity’s investment. If the entity’s subscription is for a greater amount, the difference will, in the Manager’s discretion, be rejected and refunded.

Other Business Activities of Manager:	The Manager, for as long as it remains the Manager, will devote time to the Fund as is reasonably necessary to effectively manage its affairs. The Manager and Manager are not otherwise precluded from engaging in or pursuing, directly or indirectly, any interest in other business ventures of any kind, nature or description, independently or with others.

Manager Not Exclusive:	The Manager is permitted to create and manage one or more funds having a substantially similar investment strategy without any notice or consent of the Members.

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Exculpation and Indemnification:	Not the Manager, the Administrative Manager, Adviser, the Partnership Representative (as such are defined in the Operating Agreement), nor their respective members, managing members, shareholders, partners, employees, directors, officers, advisers, consultants, personnel or agents or Affiliates (as such are defined in the Operating Agreement) (collectively, “Indemnified Persons”) will be liable to the Fund or any Partner for any losses, liability, claims, damages or expense (“Losses”) so long as (i) that Indemnified Person acted in good faith and believed that conduct was in the best interests of the Fund; and (ii) that conduct did not constitute gross negligence, willful misconduct, bad faith or fraud.

In addition, the Fund may pay the expenses incurred by the Indemnified Person in defending an actual or threatened civil or criminal action in advance of the final disposition of that action, provided that person agrees to repay those expenses if found by final adjudication not to be entitled to indemnification. The Fund may obtain insurance for (at the Fund’s expense) the Indemnified Persons for any Losses except those attributable to conduct in the foregoing clause.

Transfer of Interests; Withdrawal of Partners:	The transfer of any Interests is subject to several restrictions, including the consent of the Manager. The transferee of any Interests must meet all investor suitability standards, complete subscription documents and comply with any applicable anti-money laundering requirements. The Manager will be allowed to transfer its Interest to an affiliate, provided the Manager continues to control the Interest. Members may not withdraw from the Fund prior to its termination and dissolution, and no Member has the right to require the Fund to redeem its Interest; provided that under limited circumstances, benefit plan members may be permitted or required to withdraw from the Fund.

Dissolution:	The Fund will dissolve and be liquidated upon the earliest of: (a) the end of the Term (unless the term is extended pursuant to the Operating Agreement); (b) the final distribution to the Partners; (c) entry of a judicial decree of dissolution pursuant to Delaware law; or (d) the Manager’s sole discretion to dissolve the Fund.

In the event that upon completion of the Term a Liquidity Event has not yet occurred, then the Manager may create one or more Successor Funds in accordance with the Quarterly Funds Program described as part of the Operating Agreement.

On dissolution, the assets of the Fund will be liquidated by the Manager as promptly as possible; and after provision for all other debts and liabilities of the Fund (including those, if any, to Partners), the remaining assets will be distributed to the Partners in proportion to and in accordance with the Operating Agreement’s provisions for distribution of distributable proceeds.

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Compulsory Redemption:	The Manager may, by notice to a Partner, force the sale of all or a portion of that Partner’s Interest on terms as the Manager determines to be fair and reasonable, or take other actions as it determines to be fair and reasonable in the event that the Manager determines or has reason to believe that: (i) the Partner has attempted to effect a Transfer of, or a Transfer has occurred with respect to, any portion of that Partner’s Interest in violation of the Operating Agreement; (ii) continued ownership of that Interest by that Partner is reasonably likely to cause the Fund to be in violation of securities laws of the United States or any other relevant jurisdiction or the rules of any self-regulatory organization applicable to the Manager, the Manager, the Fund or their affiliates; (iii) continued ownership of that Interest by that Partner may be harmful or injurious to the business or reputation of the Fund, the Manager or Manager, their affiliates, or may subject the Fund or any Partners to a risk of adverse tax or other fiscal consequence; (iv) any of the representations or warranties made by that Partner in connection with the acquisition of that Partner’s Interest was not true when made or has ceased to be true; or (v) that Partner’s Interest has vested in any other person by reason of the bankruptcy, dissolution, incompetency or death of that Partner.

Reports:	Within 30 days following the Closing, or as soon as practicable after the Closing, the Fund may provide to each Partner a statement of its Capital Account.

The Fund’s fiscal year will end on December 31. Within 90 days after the end of each Fiscal Year, or as soon as practicable, the Fund expects to furnish to each Partner sufficient information from its information return as is necessary for each Partner to complete U.S. federal and state income tax returns with respect to its Interest, along with any other tax information required by law. Schedule K-1 will be furnished to Partners annually.

Confidentiality:	A Member’s rights to access or receive any information about the Fund or its business will be conditioned on the Member’s willingness and ability to assure that the information will be used solely by the Member for purposes of monitoring its Interest, and that the information will not become publicly available as a result of the Member’s rights to access or receive that information. Each Member will be required to maintain information provided to it about the Fund or its business in confidence and not to disclose the information except in certain limited circumstances. The Manager will be entitled to withhold certain Fund information from Members who are unable to comply with the Fund’s confidentiality requirements. The Manager may also limit the information that is made available to investors regarding a Portfolio Company investment.

Limitation of Liability and Indemnification:	The Indemnified Persons (in each case, an “Indemnitee”) will not be liable to the Fund or the Partners for any act or omission of those parties, except to the extent that any losses or damages incurred by the Fund are primarily attributable to those parties’ gross negligence, willful misconduct, bad faith or fraud. The Fund will indemnify, and may obtain insurance for (at the Fund’s expense), the Indemnitees for any losses, claims, expenses, damages and liabilities (“Losses”) incurred by them in connection with the Fund, its business, properties and affairs, except for Losses which are primarily attributable to their gross negligence, willful misconduct, bad faith or fraud.

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Certain Tax Considerations:	As a partnership, the Fund generally will not be subject to U.S. federal income tax, and each Partner subject to U.S. income tax will be required to include in computing its U.S. federal income tax liability its allocable shares of the items of income, gain, loss and deduction of the Fund, regardless of whether and to what extent distributions are made by the Fund to that Partner.

Unrelated Business Income Tax:	The Manager will use its reasonable efforts to cause the Fund not to earn any unrelated business taxable income (“UBTI”) except for investments which the Manager expects will generate UBTI, as provided in the Operating Agreement.

Risk Factors:	An investment in the Fund and the Fund’s investment strategy involves significant risks, including those associated with investments in the Fund’s targeted Investment Objectives and Strategy. An investment in the Fund is speculative and involves a high degree of risk. An investor could lose all or a substantial amount of their investment in the Fund. The Fund’s performance may be volatile and is suitable only for persons who can afford fluctuations in the value of their capital. The Fund has limited liquidity and is suitable only for persons who have limited need for liquidity and who meet the suitability standards set forth in this Memorandum. There is no assurance that the Fund will be successful or that its investment objective will be achieved. No secondary market for the Interests is expected to develop, and there are severe restrictions on an investor’s ability to withdraw and transfer Interests. The Fund has limited liquidity. See “Investment Considerations” in this Memorandum for a detailed list of risk factors.

Each potential investor should not construe the contents of this Memorandum as legal, tax, investment or other advice. Each recipient should carefully review this Memorandum and obtain the advice of legal, accounting, tax and other advisers in connection therewith before deciding to invest in the Fund.

Investments by Non-U.S. Investors:	Investments from non-U.S. investors are permitted.

Amendments:	The Operating Agreement provides broad discretion to the Manager to amend the Operating Agreement without the consent of the Members. Members are encouraged to read the provisions of the Operating Agreement relating to amendments. Additionally, the Manager may waive or modify any provision of the Operating Agreement with respect to any Member or prospective Member by agreement. Notwithstanding the foregoing, the Manager may not amend the Operating Agreement, or waive or modify any provision of the Operating Agreement with respect to any Member, in any way that materially adversely affects the economic interests of a Member’s Interest without the consent of the Member.

Portfolio Company Disclosure Material:	Members have not been provided any disclosure materials or related information relating to a Portfolio Company as part of this Offering.

No Voting Rights:	Members will not have management rights. Members will not have voting rights except under the limited circumstances expressly provided in the Operating Agreement.

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Proxy Voting Policy:	The Manager, at the advice of the Adviser, will exercise proxy voting authority on behalf of the Fund. In exercising its proxy voting authority, the Manager expects to vote with the majority of other holders of the Portfolio Company Securities.

Side Letters:	The Manager and/or the Fund may from time to time enter into a side letter or similar agreement with a Member (a “Side Letter”) pursuant to which the such Member may invest in the Fund on terms different, and in some circumstances more favorable, than those described in this Memorandum, including without limitation an agreement that (a) provides the Member with the ability to withdraw all or part of its capital account balance from the Fund on terms that are more favorable than the terms granted to other Members; (b) provides for a preferred return that differs from the rates set forth in this Memorandum and are more favorable than the terms granted other Members; and/or (c) provides for a Management Fee, Carry Percentage and/or expenses that are lower than currently offered other Members. The Manager and the Fund are not obligated, and do not intend, to disclose the existence of any Side Letter to other Members, nor extend the terms of any Side Letter to other Members.

Shareholder Rights:	The Manager will not be obligated to exercise any shareholder rights with respect to a Portfolio Company and Portfolio Company Securities such as pre-emptive rights, co-sale rights, tag-along rights, etc., but may choose to do so on behalf of the Members at the discretion of the Manager. The Manager may choose to assign those rights to another entity for the benefit of the Partners in its discretion.

II. INVESTMENT OBJECTIVES AND STRATEGY

Investment

The Fund’s Investment Objective and Investment Strategy are stated as part of the Main Definitions Page above. The Fund will invest in Portfolio Companies in such amounts equal to the total subscriptions less the amounts reserved for any Fund expenses, Management Fee, Fund Setup Costs and additional expenses, if any. The Fund is entitled to negotiate the terms upon which it acquires any Portfolio Company Securities on behalf of the Partners.

III. MANAGEMENT OF THE FUND

The Manager is responsible for the management and day-to-day administration and operations of the Fund. The Operating Agreement contains limitations on the liability of the Manager and its affiliates for any action taken, or any failure to act, on behalf of the Fund unless there is a judgment or other final adjudication adverse to the Manager and those affiliates establishing that: (1) the Manager’s acts or omissions involve gross negligence, willful misconduct, bad faith or fraud; or (2) the Manager personally gained in fact a financial profit or other advantage to which the Manager was not legally entitled. The Operating Agreement also provides for indemnification of the Administrative Manager, Adviser and their affiliates and advance of certain expenses for any losses for which such parties are absolved from liability under the terms of the Operating Agreement.

The Manager will instruct the Fund to follow the advice of the Adviser with regard to any decisions the Fund may be asked to make as holder of the Portfolio Company Securities. If unable to obtain advice from the Adviser regarding any such decision, the Fund will act in accordance with processes as outlined in the Operating Agreement.

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IV. THE OFFERING

Eligible Investors and Suitability Standards

Interests are offered only to certain sophisticated investors that are individuals, corporations, partnerships, limited liability companies, and trusts. Employee Benefit Plans and Tax-Exempt Entities are not entitled to participate in the Interests offered herein. As used in this Memorandum, “Employee Benefit Plan” investors include benefit plans subject to part IV of Title I of ERISA, such as employer-sponsored pension plans and profit-sharing plans, and plans subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), such as Keogh plans and individual retirement accounts (“IRAs”), other employee benefit or qualified retirement plans, and other entities whose assets are deemed to include assets of any Employee Benefit Plan, for avoidance of doubt, the Employee Benefit Plan will not include self-directed IRAs; however, capital commitments from such self-directed IRAs cannot exceed more than twenty five percent (25% of the total capital committed to the SPV. In addition, the term “Tax-Exempt Entities” includes any entity exempt from federal income taxation, including Employee Benefit Plans and private foundations and endowments.

In addition to the net worth, income and investments standards described in the Subscription Agreement, each Partner must have funds adequate to meet personal needs and contingencies, must have no need for prompt liquidity from investment in the Fund and must purchase Interests for long-term investment only and not with a view to resale or distribution. A Partner’s Contributed Capital (as adjusted to reflect the allocation of income and losses of the Fund) may be withdrawn only as set forth in the Operating Agreement.

Each investor, either alone or with a purchaser representative, must also have sufficient knowledge and experience in financial and business matters generally, and in securities investment in particular, to be capable of evaluating the merits and risks of investing in the Fund. Because of the restrictions on withdrawing funds from the Fund and the risks of investment, an investment in the Fund is not suitable for an investor that does not meet the suitability standards as outlined in the Subscription Agreement. A prospective investor may not, however, rely on the Manager or the Administrative Manager to determine the suitability of its investment in the Fund. The Manager, Administrative Manager and Manager assume no liability for a Partner’s decision to invest in the Fund).

Reliance on Member Information

Representations and requests for information regarding the satisfaction of investor suitability standards are included in the Subscription Agreement that each Partner must complete. The Interests have not been registered under the Securities Act. The Interests are being offered in reliance on Section 4(a)(2) and Regulation D of the Securities Act, and in reliance on applicable exemptions from state law registration or qualification provisions. Accordingly, before selling Interests to any offeree, the Manager will make all inquiries reasonably necessary to satisfy itself that the prerequisites of those exemptions have been met. Partners will also be required to provide additional evidence as deemed necessary by the Manager to substantiate information or representations contained in their respective Subscription Agreements. The standards set forth above are only minimum standards. The Manager reserves the right, in its exclusive discretion, to reject any Subscription Agreement for any reason, regardless of whether a Partner meets the suitability standards contained in this Memorandum. In addition, the Manager reserves the right, in its exclusive discretion, to waive minimum suitability standards not imposed by law.

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The Manager will impose suitability standards comparable to those contained in this Memorandum in connection with any resale or other transfer of Interests permitted under the Operating Agreement.

Plan of Distribution

Interests are being offered and will be sold directly by the Manager on behalf of the Fund. No underwriters, brokers, dealers or finders have been engaged by the Manager or the Fund to offer or sell Interests.

V. LEGAL AND TAX MATTERS

General

The following is a brief summary of certain U.S. federal income tax considerations that may be relevant to an investment in the Fund. This summary does not contain a comprehensive discussion of all U.S. federal income tax consequences that may be relevant to a Partner in view of that Partner’s particular circumstances or (unless otherwise indicated) to certain Partners subject to special treatment under U.S. federal income tax laws – such as regulated investment companies, personal holding companies, brokers or dealers in securities, banks and certain other financial institutions, tax-exempt organizations, trusts and insurance companies – nor does it address any state, estate, local, foreign or other tax consequences of an investment in the Fund, except as otherwise provided in this Memorandum. This summary is based on the assumptions that (i) each Partner (and each of its beneficial owners, as necessary under U.S. federal income tax withholding and backup withholding rules) will provide all appropriate certifications to the Fund in a timely fashion to minimize withholding (or backup withholding) on each Partner’s distributive share of the Fund’s gross income; and (ii) each Partner will hold its Interest as a capital asset for U.S. federal income tax purposes. Each Partner should also note that, except as otherwise provided in this Memorandum, this summary does not address the interaction of U.S. federal tax laws and any income or estate tax treaties between the U.S. and any other jurisdiction.

For purposes of this discussion, the term “U.S. person” generally means any U.S. citizen or resident individual, any corporation, limited liability company or partnership organized under U.S. law, any estate (other than an estate the income of which, from sources outside the U.S. that is not effectively connected with a trade or business within the U.S., is not includible in its gross income for U.S. federal income tax purposes) and any trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “U.S. Partner” means any Partner that is a U.S. person and, unless the context otherwise requires, includes any U.S. person that holds an equity Interest through one or more partnerships or other entities treated as transparent for U.S. federal income tax purposes. The term “Non-U.S. Partner” means a Partner that is not a U.S. person.

No assurance can be given that the Internal Revenue Service (the “IRS”) will concur with the tax consequences set forth below. Each prospective investor is advised to consult its own tax counsel as to the specific U.S. federal income tax consequences of an investment in the Fund and as to applicable foreign, state, estate and local taxes. Also, see the discussion of tax matters under “Investment Considerations” in Section VII.

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Prospective investors should confer with their tax advisers regarding the tax consequences of investment in the Fund, including the impact of state, local and foreign tax laws, considering the prospective investors’ particular circumstances. The Manager assumes no responsibility for the tax consequences of this transaction to any investor.

Federal Income Tax Treatment as a Partnership

The Treasury Regulations provide that a partnership will be treated as a partnership for federal income tax purposes unless it elects to be treated as an association taxable as a corporation or is considered to be a publicly traded partnership. The Fund has no intention of electing to be treated as an association taxable as a corporation for federal income tax purposes. Moreover, the Fund does not intend to participate in or allow any of the activities that would cause the Fund to be treated as a publicly traded partnership within the meaning of the Code and the Treasury Regulations. Accordingly, the Fund believes, and the remainder of this discussion assumes, that the Fund will be treated as a partnership for federal income tax purposes and that each Partner will be treated as a partner for federal income tax purposes.

Because it will be treated as a partnership for federal income tax purposes, the Fund will file annual income tax information returns but will not be subject as an entity to federal income tax liability. Instead, each Partner will receive an IRS Form 1065, Schedule K-1, showing the Partner’s share of the Fund’s income, gain, loss, deduction and credit for each tax year. Each Partner generally will be required to report, on the Partner’s separate income tax return, that Partner’s share of Fund income, gain, loss, deduction and credit, whether or not any cash or other property is distributed to that Partner by the Fund. In the absence of cash distributions from the Fund, a Partner may have to use funds from other sources to pay taxes with respect to any Fund income or gain that is allocated to that Partner. Similarly, each Partner generally will be able to report its share of losses of the Fund, if any, for tax purposes, subject to certain limitations (discussed below), even if the Partner receives a cash distribution.

Because the Fund will be treated as a partnership for federal income tax purposes, it will have its own taxable year separate from the taxable years of Partners. Pursuant to Section 706 of the Code, unless a business purpose can be established to support a different taxable year, a partnership generally must use the “majority interest taxable year,” which is the taxable year that conforms to the taxable year of the holders of more than fifty percent (50%) of the interests in the partnership. In this case, the majority interest taxable year is expected to be the calendar year, and the Fund does not anticipate that it will seek to use a different taxable year based on its business purpose.

Partners’ Bases in Fund Interests

Generally, the initial tax basis of a Partner’s Interest will equal the amount of money paid for that Interest or contributed to the Fund, plus the Partner’s adjusted tax basis in any property contributed to the Fund, less liabilities of the Partner that are assumed by the Fund, plus the Partner’s share of the Fund’s liabilities determined in accordance with the Treasury Regulations under Section 752 of the Code. A Partner’s tax basis in its Interest will be increased by the Partner’s allocable share of Fund taxable income and the amount of any additional contributions to capital. A Partner’s tax basis in its Interest will be decreased (but not below zero) by the Partner’s allocable share of Fund taxable losses and the amount of any distribution to the Partner by the Fund. A Partner may deduct its allocable share of Fund losses only to the extent that those losses do not exceed the Partner’s adjusted tax basis in its Interest. Losses in excess of basis may be carried forward until the Partner’s adjusted tax basis in its Interest is increased above zero.

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Allocations of Net Income and Net Losses

Net Income and Net Losses will be allocated among Partners in accordance with the Operating Agreement. The Manager believes that allocations of Net Income and Net Losses contained in the Operating Agreement will be in accordance with the Partners’ Interests in the Fund or will have “substantial economic effect” within the meaning of the Treasury Regulations under Section 704 of the Code. Accordingly, the Manager expects that the allocations contained in the Operating Agreement will be respected by the IRS.

Distributions

A Partner generally will be taxed on the income and gain of the Fund that is allocated to the Partner, whether or not any money or other property is distributed to the Partner to pay the resulting federal income tax liability. A cash distribution generally will be treated as a return of capital to the extent of the Partner’s adjusted tax basis in its Interest and will not constitute taxable income to that extent. A Partner’s adjusted tax basis in its Interest will be reduced by the amount of those distributions, and any amounts of money distributed to a Partner in excess of the Partner’s adjusted tax basis in its Interest generally will be treated as gain from the sale or exchange of the Interest. The federal income tax treatment of that gain will be subject to the considerations that are discussed under “Disposition of Fund Interests” below. If the Fund distributes an asset other than money to a Partner, the Partner generally will not recognize any gain or loss until the Partner sells or otherwise disposes of the asset. If the Partner’s adjusted tax basis in its Interest exceeds the Fund’s adjusted tax basis in the asset distributed, the Partner’s initial tax basis in that asset will be the same as the Fund’s adjusted tax basis in the asset immediately before the distribution. If, however, the Partner’s adjusted tax basis in its Interest is less than the Fund’s adjusted tax basis in the asset distributed, the Partner’s initial tax basis in the asset will be the same as the Partner’s adjusted tax basis in its Interest. The Partner’s gain or loss from a subsequent sale or other taxable disposition of an asset will equal the difference, if any, between the amount realized on the sale or other taxable disposition and the Partner’s adjusted tax basis in the asset. The character of that gain (as capital gain or ordinary income) will depend generally on the character of the asset in the hands of the Partner and the character of certain assets inside the Fund. For purposes of determining whether capital gain from a Partner’s sale of an asset will be treated as long-term capital gain or short-term capital gain, the Partner generally may add the Fund’s holding period of the asset to the Partner’s holding period of the asset.

Disposition of Fund Interests

In general, a Partner will recognize gain or loss from a sale or other taxable disposition of an Interest in an amount equal to the difference, if any, between the amount realized on the sale or other taxable disposition and the Partner’s adjusted tax basis in the Interest. If an Interest is held as a capital asset of the Partner, the gain or loss generally will be treated as long-term capital gain or loss, provided the Interest was held for more than one (1) year before the date of the sale or other taxable disposition. Some or all of the gain from a sale of an Interest may be characterized as ordinary income regardless of the Partner’s holding period of the Interest, however, to the extent of the Partner’s share of the Fund’s inventory and unrealized receivables.

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Unrelated Business Taxable Income

Tax-exempt entities and qualified plans, including public charities, private foundations, IRAs and other qualified retirement plans are subject to federal income tax on UBTI. The rates of that tax depend on the nature of the tax-exempt entity or qualified plan. UBTI is defined generally as gross income from any unrelated trade or business, less the allowable deductions that are directly related to the carrying on of the trade or business, with certain statutory modifications. For purposes of calculating UBTI, a partner in a partnership is considered to be engaged in the trade or business of the partnership. Thus, a Partner will be considered to be engaged in the business of the Fund for UBTI purposes. Whether the trade or business of the Fund will generate UBTI will depend generally on (a) the character of the Interest with respect to each Partner; (b) whether the Fund has net taxable income; and (c) the character of items of gross income generated by the Fund.

As discussed above, a Partner will include in income its distributive share of items of Fund income and losses. A Partner that is a tax-exempt entity or plan must categorize those items under the rules of Section 512 of the Code to determine whether they must be included in computing UBTI. Items of gross income that are generally excluded from UBTI include dividends, interest, and gains or losses from the sale of property held for investment. Items of Fund income that would otherwise be excluded from UBTI, however, will generate UBTI if the income-producing property is considered “debt-financed property” within the meaning of Section 514 of the Code. Subject to certain exceptions in the Operating Agreement, the Manager will use commercially reasonable efforts not to take any action that would cause any Partner subject to Section 511 of the Code to be allocated UBTI under Sections 512 or 514 of the Code. Furthermore, the Fund is authorized to borrow money pending the receipt of contributions to provide for interim acquisition financing in furtherance of the Fund’s business (see “Summary of Principal Terms”). Thus, it is possible that some of the investments held by the Fund will constitute debt-financed property and will generate UBTI to an investor that is a tax-exempt entity or qualified plan. In addition, if an investor that is a tax-exempt entity or qualified plan borrows money to acquire its Interest, that Interest will be treated as debt-financed property.

The foregoing is intended only as a general discussion of UBTI. The UBTI rules are complex, and their application depends in large part on the circumstances of each tax-exempt entity or qualified plan that invests in the Fund. Any tax-exempt entity or qualified plan that is considering an investment in the Fund should consult with its tax adviser regarding the impact of such an investment on UBTI.

Dissolution and Liquidation of Fund

Upon dissolution of the Fund, any remaining assets of the Fund may be sold, which may result in the Fund realizing taxable gain that would be allocated among Partners. Distributions of cash or Fund assets in complete liquidation of the Fund generally will be treated first as a return of capital and thereafter as gain from the sale of an Interest, to the extent of the amount of money and the fair market value (determined as of the date of liquidation) of any assets distributed. Generally, upon liquidation of the Fund, each Partner will recognize gain to the extent that the amount of money and the fair market value (determined as of the date of liquidation) of certain marketable securities distributed exceeds the Partner’s adjusted tax basis in the Interest at the time of distribution. The gain generally will be considered as gain from the sale or exchange of an Interest.

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Tax Termination of the Fund

If 50% or more of the Interests are sold or exchanged within any 12-month period (excluding successive transfers of the same Interest), the Fund will be treated as having been terminated for federal income tax purposes. Neither the admission of Partners that contribute capital nor the withdrawal of Partners is considered a sale or exchange of an Interest for purposes of this rule. If a termination occurs, the Fund will be treated for federal income tax purposes as having contributed all of its assets and liabilities to a new partnership and, immediately thereafter, as having distributed interests in the new partnership to the purchasing partner and the other remaining partners pro rata. This deemed transaction may have certain adverse federal income tax consequences, such as restarting the depreciation period for some or all of the Fund’s depreciable assets, and possibly “bunching” income of Partners whose taxable years differ from the Fund’s taxable year.

Passive Activities

Losses generated by “passive activities” generally are deductible only to the extent of income generated by passive activities. Generally, any Partner interest in a partnership is treated as an interest in a passive activity for purposes of the passive-activity loss rules. A Partner’s allocable share of all taxable income, gain or loss of the Fund would, under the general rule, be considered passive income, gain or loss.

Returns and Tax Information

The Fund will annually furnish Partners sufficient information for Partners to prepare their own federal and state income tax returns and reports. Schedule K-1 will be furnished to Partners annually. Because the Fund cannot provide this information until it has all necessary information with respect to its investments, a Partner may be required to file for tax extensions in order to allow sufficient time for the completion of the Fund’s income tax returns. The Fund’s information returns will be prepared by certified public accountants selected by the Manager.

Tax Reporting by U.S. Investors

U.S. tax rules impose information reporting requirements on U.S. persons who own, directly or indirectly under attribution rules, more than certain threshold amounts of stock in a non-U.S. corporation. These persons must disclose, among other things, various transactions between themselves and those non-U.S. corporations. For purposes of these reporting requirements, stock ownership is determined regarding certain stock attribution rules, and each investor is treated as owning part or all of the stock owned by the Fund. Similar reporting requirements apply to U.S. persons who (i) own, directly or indirectly, more than certain threshold amounts of capital interests or profits interests in foreign entities treated as partnerships for U.S. federal income tax purposes, such as the Fund or a foreign fund into which the Fund invests; or (ii) contribute, in their capacity as Partners, more than $100,000 to a non-U.S. partnership, such as the Fund or a foreign fund into which the Fund invests, during any 12 month period. In certain circumstances, U.S. investors may be required to file reports annually.

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Disclosure of Reportable Transactions

A taxpayer who participates in a “reportable transaction” generally is required to attach a disclosure schedule to its U.S. federal income tax return disclosing that taxpayer’s participation in the transaction. Subject to various exceptions, reportable transactions include, among other transactions, a transaction that results in a loss exceeding certain thresholds. If the Fund engages in any reportable transactions, certain U.S. investors may have disclosure obligations with respect to their investment in the Fund. Furthermore, a U.S. investor may have a disclosure obligation with respect to its Interest if the investor engages in a reportable transaction with respect to its Interest. Failure to comply with these and other reporting requirements could result in the imposition of significant penalties. U.S. investors should consult their own tax advisers regarding the potential applicability of any disclosure requirements to them.

The federal income tax aspects of the Fund summarized above are general in nature, and this discussion is not intended to include a complete explanation of the federal income tax results of investing in the Fund. Each prospective investor should consult with its own tax adviser for detailed information.

State and Local Taxation

The foregoing discussion does not address the state and local tax considerations of an investment in the Fund. Each prospective investor should consult with its own tax adviser for detailed information on state and local income tax consequences of making an investment in the Fund.

Foreign Income Tax Considerations for U.S. Investors

Non-U.S. Taxes. If the Fund investments include direct investments in foreign portfolio funds and indirect investments in a foreign Portfolio Company, the Fund’s income and gains may be subject to withholding, net income or other taxation in foreign jurisdictions where the investments are located. The applicability of those taxes is not addressed in this Memorandum.

Foreign Tax Credit Limitations. With respect to creditable foreign taxes paid on the income or gains of the Fund, U.S. investors may be entitled to claim either a foreign tax credit, or, subject to limits generally applicable to all deductions, a deduction for their share of those foreign taxes. However, the rules for determining eligibility for and limits on foreign tax credits are extremely complex and depend on a number of factors that are unique to each U.S. investor’s particular circumstances. For example, a credit for foreign taxes is subject to the limitation that it may not exceed the U.S. investor’s federal tax (before the credit) attributable to its total foreign source taxable income.

The availability of foreign tax credits is determined separately for “passive” income (generally, interest and dividends) and “general” income (generally, non-passive income and certain passive income), so that excess foreign taxes attributable to one category of income may not be used to offset federal tax liability with respect to foreign source income in the other category of income. In addition, foreign taxes may offset federal tax liability only with respect to income that is treated as foreign source income, so that, for example, foreign taxes imposed on any income or gains of the Fund that are treated as U.S. source income for federal income tax purposes will not be eligible to offset the federal taxes imposed on the income or gains and may be credited, if at all, only against foreign taxes imposed on other foreign source income or gains in the same category of income for U.S. foreign tax credit purposes. Furthermore, foreign taxes paid by a foreign corporation in which the Fund holds a direct or indirect equity investment generally cannot be claimed as a credit by a U.S. investor unless the U.S. investor is a corporation that is treated as owning (actually or constructively) at least 10% of the voting stock of the foreign corporation and certain other conditions are satisfied. The rules for determining the classification of the Fund’s income to a U.S. investor will differ depending upon the U.S. investor’s percentage ownership of the Fund and the Fund’s percentage ownership of, and type of ownership in, foreign portfolio funds and foreign a Portfolio Company. Foreign source losses of the Fund may decrease federal taxes on U.S. source income but may also reduce the amount of foreign tax credits otherwise available to Partners, and foreign source losses recognized in one year may result in a re-sourcing of otherwise foreign source income as U.S. source income in a subsequent year, also limiting eligibility for foreign tax credits. Investors should consult their own tax advisers regarding all aspects of the rules applicable to foreign tax credits and the potential availability to them of foreign tax credits with respect to the income or taxes of the Fund.

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Non-U.S. Investors

As discussed in more detail below, a non-U.S. investor generally should not be subject to taxation by the United States (other than certain withholding taxes) with respect to its investment in the Fund so long as that investor does not spend more than 182 days in the United States during its taxable year, does not otherwise have a substantial connection with the United States, and is not engaged, or deemed to be engaged, in a U.S. trade or business.

An investment in the Fund should not, by itself, cause a non-U.S. investor to be engaged in a U.S. trade or business for the foregoing purposes, so long as (i) the Fund is not considered a dealer in stocks, securities or commodities, and does not regularly offer to enter into, assume, offset, assign, or terminate positions in derivatives with customers; (ii) the Fund’s U.S. business activities (if any) consist solely of investing in and/or trading stocks or securities, commodities of a kind customarily dealt in on an organized commodity exchange (if the transaction is of a kind customarily consummated at that place) and derivatives for its own account; and (iii) any entity in which the Fund invests that is treated as a disregarded entity or partnership for U.S. federal income tax purposes is not engaged in, or deemed to be engaged in, a U.S. trade or business. The Fund intends to conduct its affairs in a manner that meets those requirements.

If notwithstanding the Fund’s intention, the Fund were engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. Partners in the Fund would also be deemed to be so engaged by virtue of their ownership of the Interests. In that event, a non-U.S. investor would be required to file a U.S. federal income tax return for that year and pay tax on its income and gain that is effectively connected with that U.S. trade or business at the tax rates applicable to similarly situated U.S. persons. In addition, any non-U.S. investor that is a corporation for U.S. federal income tax purposes may be required to pay a branch profits tax equal to 30% of the dividend equivalent amount for the taxable year. The Fund would also be required to withhold taxes on any income and gain effectively connected with a U.S. trade or business that is allocable to that non-U.S. investor under Section 1446 of the Code.

Even assuming that the Fund is not engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. investors will be subject to a 30% U.S. withholding tax on the gross amount of their allocable share of Fund income that is (i) U.S. source interest income that falls outside the portfolio interest exception or other available exception to withholding tax, (ii) U.S. source dividend income or dividend equivalent payments; and (iii) any other U.S. source fixed or determinable annual or periodical gains, profits, or income.

Non-U.S. investors who are resident alien individuals of the United States (generally, individuals lawfully admitted for permanent residence, or who have a substantial presence, in the United States) or for whom their allocable share of Fund income and gain, and the gain realized on the sale or disposition of a Fund interest is otherwise effectively connected with their conduct of a U.S. trade or business will be subject to U.S. federal income taxation on the income and gains.

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In addition, in the case of a Partner who is non-resident alien individual, any allocable share of capital gains will be subject to a 30% U.S. federal income tax (or lower treaty rate if applicable) if (i) that individual is present in the United States for 183 days or more during the taxable year; and (ii) that gain is derived from U.S. sources. Although the source of that gain is generally determined by the place of residence of the non-U.S. investors, resulting in that gain being treated as derived from non-U.S. sources, source may be determined with respect to certain other criteria resulting in that gain being treated as derived from U.S. sources. In addition, that gain will be treated as derived from U.S. sources if it is attributable to an office or other fixed place of business in the United States maintained by that non-U.S. investor. For this purpose, an office or other fixed place of business of the Fund will be attributed to that non-U.S. investor. Investors who are non-resident alien individuals should consult their tax advisers with respect to the application of these rules to their investment in the Fund.

The Hiring Incentives to Restore Employment Act requires certain foreign entities to enter into an agreement with the Secretary of the Treasury to disclose to the IRS the name, address and tax identification number of certain U.S. persons who own an interest in the foreign entity and require certain other foreign entities to provide certain other information to avoid a 30% withholding tax on certain payments of U.S. source income and certain payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends. The IRS has released regulations that provide for the phased implementation of the foregoing withholding and reporting requirements. Accordingly, certain non-U.S. investors may be subject to a 30% withholding tax in respect of certain of the Fund’s investments if they fail to enter into an agreement with the Secretary of the Treasury or otherwise fail to satisfy their obligations under the legislation. Non-U.S. investors are encouraged to consult with their own tax advisers regarding the possible implications of this legislation on an investment in the Fund.

The tax aspects of the Fund summarized above are general in nature, and this discussion is not intended to include a complete explanation of the federal income tax results of investing in the Fund. Each prospective investor should consult with its own tax adviser for detailed information.

To ensure compliance with IRS Circular 230, investors are hereby notified that (i) any discussion of federal tax issues in this Memorandum is not intended or written to be relied on, and cannot be relied on by any investor or any other person, for the purpose of avoiding penalties that may be imposed under the Code; (ii) that discussion is written to support the promotion or marketing (within the meaning of IRS Circular 230) of the transactions or matters addressed herein; and (iii) each investor should seek advice based on the investor’s particular circumstances from an independent tax adviser.

VI. INVESTMENT CONSIDERATIONS

An investment in the Fund involves a significant amount of risk and is suitable only for sophisticated investors of substantial means who have no immediate need for liquidity in the amount invested, and who understand and can afford a risk of loss of all or a substantial part of the investment. There can be no assurance that any returns will be realized or that a Partner will receive a return of its capital. In addition, potential investors should be aware that there will be occasions when the Manager, the Manager, Adviser and their affiliates may encounter potential conflicts of interest in connection with the structure and operation of the Fund. None of the agreements and arrangements between the Fund and the Manager, the Manager, the Adviser and their affiliates, including the compensation payable by the Fund to the Manager, the Manager, the Adviser or their affiliates, are the result of arm’s-length negotiations. Accordingly, potential investors should carefully consider the following risk factors, among others, before making an investment in the Fund.

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VII. INVESTMENT RISKS

THE FOLLOWING RISK FACTORS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF ALL OF THE RISKS INVOLVED IN THIS OFFERING. PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE MEMORANDUM AND CONSULT WITH THEIR COUNSEL BEFORE DETERMINING TO INVEST IN THE FUND.

(a) Risks Associated with Investment Strategy and Portfolio Company Securities

While venture capital investments offer the opportunity for significant gains, those investments also involve a high degree of business and financial risk and can result in substantial or total losses. There generally will be little or no publicly available information regarding the status and prospects of a Portfolio Company. Many investment decisions by the Manager, in consultation with the Adviser, will be dependent upon the ability to obtain relevant information from non-public sources, and the Manager or Adviser may be required to make decisions without complete information or in reliance upon information provided by third parties that is impossible or impracticable to verify. The marketability and value of each investment will depend upon many factors beyond the Manager’s control. A Portfolio Company may have substantial variations in operating results from period to period, face intense competition, and experience failures or substantial declines in value at any stage. The public market for technology and other emerging growth companies is extremely volatile. Volatility may adversely affect the development of a Portfolio Company, the ability of the Fund to dispose of investments and the value of investment securities on the date of sale or distribution by the Fund. In particular, the receptiveness of the public market to initial public offerings by a Portfolio Company may vary dramatically from period to period. An otherwise successful Portfolio Company may yield poor investment returns if it is unable to consummate an initial public offering at the proper time. Even if a Portfolio Company effects a successful public offering, the Portfolio Company Securities may be subject to contractual “lock-up,” securities law or other restrictions which may, for a material period of time, prevent the Fund or the Partners from disposing of those securities. Similarly, the receptiveness of potential acquirers to a Portfolio Company will vary over time and, even if a Portfolio Company investment is disposed of via a merger, consolidation or similar transaction, the Fund’s stock, security or other interests in the surviving entity may not be marketable. There can be no guarantee that any Portfolio Company investment will result in a liquidity event via public offering, merger, acquisition or otherwise. Generally, the investments made by the Fund will be illiquid and difficult to value, and there will be little or no collateral to protect an investment once made. At the time of the Fund’s investment, a Portfolio Company may lack one or more key attributes (e.g., proven technology, marketable product, complete management team or strategic alliances) necessary for success. In most cases, investments will be long term in nature and may require many years from the date of initial investment before disposition.

a. Limited Information

Only limited information has been or will be made available to investors, the Fund, the Manager and its affiliates regarding the Portfolio Company Securities. Neither the Fund, the Manager nor any of their affiliates is able to verify the veracity of any information of the Portfolio Company Securities that is publicly available, and neither the Fund, the Manager nor any of their affiliates makes any representation or warranty that such data or information is complete, correct or accurately reflective of the Portfolio Company Securities to which it relates. In addition, neither the Fund, the Manager nor any of their affiliates has conducted any independent diligence on the Portfolio Company Securities, other than investigation and analysis of publicly available information. Partners considering an investment in the Fund must be aware that there is a risk that: (i) there are facts or circumstances pertaining to the Portfolio Company or that the public (including the Manager) and the investor are not aware of; and (ii) publicly available information concerning the Portfolio Company or upon which the Fund relies may prove to be inaccurate, and as a result of (i) or (ii), the investor may suffer a partial or complete loss on its investment. The Manager does not assume any responsibility for the accuracy or completeness of any publicly sourced information.

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b. Reliance on Portfolio Company Management

Although the Fund, the Manager or their affiliates may seek representation on the Board of Directors of a Portfolio Company or otherwise provide management and strategic planning assistance, the Fund will not have an active role in the day-to-day management of the companies in which it invests. To the extent that the senior management of a Portfolio Company performs poorly, or if a key manager of a Portfolio Company terminates employment, the Fund’s investment in that company could be adversely affected. The returns of the Fund will depend in large part on the performance of these unrelated individuals and could be substantially adversely affected by the unfavorable performance of a small number of those individuals.

c. Availability of Investment Capital

A Portfolio Company will likely require several rounds of capital infusions before reaching maturity. The Fund and its co-investors may not provide any or only a portion of the necessary follow-on capital to a Portfolio Company. Accordingly, third-party sources of financing may be required. There is no assurance that the additional sources of financing will be available, or, if available, will be on terms beneficial to the Fund. Furthermore, the Fund’s capital is limited and may not be adequate to protect the Fund from dilution resulting from multiple rounds of portfolio company financings. If the Fund does not have capital available to participate in subsequent rounds of financing, failure to participate may have a significant negative impact on a Portfolio Company as well as the value of the Fund’s investment.

d. Risks Associated with Passive Investments

Although the Fund will be making venture capital investments through a passive strategy, all venture capital investments are speculative in nature, and the possibility of partial or total loss of capital will exist. The Manager will have little control over the day-to-day management of a Portfolio Company.

e. Risk Associated with Indirect Investments

The Fund may invest in a Portfolio Company which was formed with the primary purpose of investing in and holding the Securities of another private company. Such investment structure may present relevant risks, as they relate to:

●	Lack of management and/or rights over Portfolio Company;
●	Corporate governance issues inherent in minority investments in limited liability companiess;
●	Additional fees, expenses and carried interest that may be charged against the limited partners by Portfolio Company, its management company or Manager;
●	Lack of direct communication with the ultimate private company.

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f. Risk Inherent in Investing in an Offshore Portfolio Company.

A Portfolio Company may be organized offshore, such as under the laws of the British Virgin Islands where its main place of business would be in the British Virgin Islands. Investing in a legal entity headquartered outside of the United States may present significant risks. Among such risks, other jurisdictions may not afford investors and minority shareholders the same level of protection as most U.S. states. Similarly, the enforcement of any legal rights against the Portfolio Company may be negatively impacted by its status as an offshore entity.

g. Non-controlling Investments

The Fund will typically hold a non-controlling interest in a Portfolio Company and will have limited ability to direct the actions of that company’s Board of Directors in order to better protect or manage its investment.

h. Contingent Liabilities on Disposition of Investments

In connection with the disposition of an investment in a Portfolio Company, the Fund may be required to make representations about the business and financial affairs of that company typical of those made in connection with the sale of a business. The Fund may be required to indemnify the purchasers of that investment to the extent that any of those representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Manager may establish reserves and escrows. In that regard, distributions may be delayed or withheld or, if made, may be subject to recall until that reserve is no longer needed. Furthermore, under the Delaware Revised Uniform Partnership Act (the “Act”), each Partner that receives a distribution in violation of the Act will be obligated, under certain circumstances, to re-contribute that distribution to the Fund.

i. Valuation

There can be no assurance that the purchase price for any particular Portfolio Company reasonably represents the fair market value of such securities as determined by a qualified appraiser or any other party. There can be no assurance that the projected value of any Portfolio Company accurately represents the value of such security at such point in time, or that methodologies used to determine such value will be reasonable for such purpose at such point in time.

j. Availability and Identification of Suitable Portfolio Companies

The Fund’s ability to achieve its Investment Objectives depends upon the availability of Portfolio Companies deemed to be suitable for investment, as well as the performance of the Manager in the acquisition of suitable investments. If the Fund is unable to find suitable investments, the Fund may hold the proceeds from this offering in an interest-bearing account; or invest the proceeds from this offering in short-term assets; or otherwise make such alternative investments as deemed by the Manager to be in the best interest of the Fund. Should the Fund continue to be unsuccessful in locating suitable investments, the Fund may ultimately decide to liquidate. In the event the Fund is unable to timely locate suitable investments, the Fund’s Investment Objectives may not be met; and the Fund may ultimately decide to liquidate.

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k. Incomplete or Unavailable Information

Except for investments that may be described in supplements to this PPM prior to subscribing for Interests, Members will have no opportunity to evaluate the economic merits or the terms of the Fund’s investments before making a decision to invest in the Fund. Members must rely entirely on the management abilities of the Manager. There are no assurances that the Manager will be successful in obtaining suitable investments on financially attractive terms or that, if the Manager makes investments on the Fund’s behalf, the investment objectives will be achieved. These factors increase the risk that an investment may not generate expected returns.

(b) Risk Inherent in Investing Through a Delaware Master-Series Membership

Under Delaware law, a Membership (“LP”) may be composed of individual series of partnership interests. This type of entity is referred to as a Series LP. The Fund has been created as a series of the Master LP. Each series effectively is treated as a separate entity, meaning the debts; liabilities, obligations and expenses of one series cannot be enforced against another series of the LP or against the LP as a whole. Each series can hold its own assets, have its own partners, conduct its own operations and pursue different business objectives, but remain insulated from claims of partners, creditors or litigants pursuing the assets of or asserting claims against another series. There is a certain degree of uncertainty surrounding the Series LP form. For example, the legal separation of the assets and liabilities of each series in a Series LP has not been tested in court. Although Delaware law clearly provides for legal separation of series, it is unclear whether courts in other states and/or jurisdictions would recognize a legal separation of assets and liabilities within what is technically a single entity. Therefore, even if a Delaware Series LP were properly operated with distinct records relating to the assets and liabilities of each series, a court in another jurisdiction could determine not to recognize the legal separation afforded under Delaware law. There is also uncertainty as to how the IRS will treat the separation of Series LPs for tax purposes. The IRS has reserved the right to impose the tax liability of one series onto a master entity or another series under the master entity. The tax treatment of the series is also unclear. It is possible that the debts, liabilities, and other obligations of one series of the master entity may lead to action against another series of the master entity. There would be a material effect on the Fund if various series of the Master LP are not treated as separate entities.

a. General Investment Risks

The types of investments that the Fund anticipates making involve a high degree of risk. In general, financial and operating risks confronting companies such as the Portfolio Companies can be significant. While targeted returns should reflect the perceived level of risk in any investment situation, there can be no assurance that the Fund will be adequately compensated for risks taken. A loss of a Member’s entire investment is possible. The timing of profit realization is also highly uncertain. Losses are likely to occur early in the Fund’s term, while successes often require a long maturation.

b. Reliance on the Manager, its Affiliates and the Principal

The Fund’s success will depend on the Manager’s, its affiliates’ and service provider’s ability to implement and manage the Fund’s investment program and related equity investments. Members will be relying on the Manager to identify, structure and implement investments consistent with the Fund’s investment objectives and policies and to conduct the business of the Fund as contemplated by the Partnership Agreement. The Members generally will not make decisions with respect to the management, disposition or other realization of any investment made by the Fund, or other decisions regarding the Fund’s business and affairs. The Members will not receive the detailed financial information issued by a Portfolio Company that will be available to the Manager. Accordingly, the Members will not have the opportunity to evaluate the relevant economic, financial and other information that will be utilized by the Manager and its Affiliates in their implantation of the Fund’s investment program.

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c. The Portfolio Company Information

The Fund’s returns on its investments will depend on the Manager’s decisions with respect to the Fund’s investments in the Portfolio Companies. In making its decisions, the Manager and its affiliates and/or service providers may rely on information and data provided and prepared by third parties, including the Portfolio Company and others, such as third parties who provide origination and due diligence support. Although the Manager, Adviser and/or other service providers intend to evaluate the accuracy and importance of such information and data, it will not always be in a position to confirm the completeness, genuineness, or accuracy of such information and data. The Manager will use valuation procedures that the Manager believes are fair and accurate. However, these procedures are subjective in nature, may not conform to any particular industry standards (if any such industry standards exist) and may not reflect actual values at which the investments are ultimately realized.

d. Financial Projections

Financial information concerning investments and the terms on which they are made may only be available through certain sources, including the Portfolio Company itself. There may be no consistent means, however, of confirming the accuracy of such information. The inaccuracy of certain assumptions and general economic conditions, which are unpredictable, can have a materially adverse impact on the reliability of any financial projections concerning the Portfolio Company. There can be no assurance that any financial projections can be accurately projected, and actual results may vary significantly from any such financial projections.

e. The Portfolio Company Financial Results

The Portfolio Company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources. There can be no assurance that the Portfolio Company will be able to achieve and maintain cost efficient operations or that any of the products or services will achieve a significant level of market acceptance. The development and commercialization of their products or services will require additional development, sales and marketing and other significant expenditures. The required level and timing of such expenditures will impact their ability to achieve profitability and positive cash flows from operations at the levels projected, or at all. There can be no assurance that the Portfolio Company will ever achieve significant commercial revenues or profitability.

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f. Risks Associated with Management of Growth

To achieve its projected revenues and other targeted operating results, the Portfolio Company may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their growth plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make the required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their corporate partners. The results of operations for the companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

g. Reliance on the Portfolio Company Management

The day-to-day operations of the Portfolio Company will be the responsibility of its own management team. Although the Manager, its Affiliates and the Principal will monitor the performance of Investments and will screen for and, if necessary, recruit capable management, there can be no assurance that such management will be able to operate the Portfolio Company in accordance with the Fund’s expectations. In addition, the loss to the Portfolio Company of a member of its management team could be detrimental to the development of the Portfolio Company.

h. Market Uncertainties

Even if the Portfolio Company’s product and service development efforts are successful, their ultimate success will depend upon market acceptance of the concepts, the products and the services. the Portfolio Company may not have engaged in any formal market research studies with respect to the establishment of a market for its products. There can be no assurance that performance errors and deficiencies will not be found, or if found, that they will be able to successfully correct such performance errors and deficiencies in a timely manner or at all. Even if the concepts gain initial market acceptance, competitors are likely to introduce concepts with comparable price and performance characteristics. This competition may result in reduced future market acceptance for their products and decreasing sales and lower gross margins which could have a material adverse effect on the business, financial condition and results of operations of the Fund and the Portfolio Company.

i. No Assurance of Additional Capital for Investments

Even if the Portfolio Company is successful in generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors.

Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the Portfolio Company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

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j. Limitations on Ability to Exit Investments

The Manager and its Affiliates expect to exit from the Fund’s Investments through private sales (including acquisitions of the Portfolio Company by third parties) and through a public offering. At any particular time, any one of these avenues may not be open to the Fund, or timing with respect to these exit mechanisms may be inopportune. As such, the ability to exit from and liquidate portfolio holdings may be constrained at any particular time. The Fund’s Investments may also not be advantageously disposed of prior to the date that the Fund will be wound-up and dissolved, either by expiration of the Fund’s term or otherwise. The Fund may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution.

k. Risks from the Provision of Managerial Assistance

The Fund may, if requested by the Portfolio Company, designate directors to serve on the boards of directors of the Portfolio Company. A board member designated by the Fund will likely owe fiduciary duties to persons other than the Fund. The designation of directors and other measures contemplated could expose the assets of the Fund to claims by the Portfolio Company, its security holders and its creditors for breaches of fiduciary duties, securities claims and other director- related claims. The exercise of control over the Portfolio Company imposes additional risks of liability for failure to supervise management, violation of governmental regulations and other types of liability for which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to occur, the Fund could suffer losses in its Investments. Typically, the Portfolio Company will have insurance to protect directors and officers, but this insurance may be inadequate. The Fund will also indemnify the Manager, its Affiliates, their respective owners, and the Principal, among others, for liabilities incurred in connection with operations of the Fund, including liabilities arising from such suits. Such indemnification obligations and other liabilities could be substantial. While the Manager and its Affiliates intend to manage the Fund in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded.

l. Limited Portfolio Diversification

The Fund intends to participate in a significantly small number of investments in a single company and, as a consequence, the aggregate return of the Fund may be adversely affected by the unfavorable performance of even a single Investment. Furthermore, to the extent that the capital raised is less than the targeted amount, the Fund may make fewer Investments and thus be even less diversified. A downturn of the economy or in the business the Portfolio Company will almost certainly impact the aggregate returns delivered to the Members.

m. Contingent Liabilities on Disposition of Investments

In connection with the disposition of an Investment, the Fund may be required to make representations about the Portfolio Company’s business and financial affairs typical of those made in connection with the sale of a business. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Manager may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

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n. Redemption or Dividend Policy

The Portfolio Company may, but is not expected to, repurchase its securities or to pay dividends to stockholders such as the Fund.

o. General Economic and Market Conditions

The success of the Fund’s activities may be materially affected by general economic and market conditions, including interest rates, inflation rates, economic uncertainty, availability of credit, financial market volatility, changes in laws and national and international political circumstances. The stability and sustainability of growth in global economies may be impacted by terrorism or acts of war. The availability, unavailability or hindered operation of external credit markets, equity markets and other economic systems which the Fund may depend upon to achieve its objectives may have a significant negative impact on the Fund’s operations and profitability. There can be no assurance that such markets and economic systems will be available or will be available as anticipated or needed for the Fund to operate successfully. These factors may adversely impact the performance and growth prospects for the Portfolio Company and its ability to execute on its business plans.

p. Absence of Liquidity

The Investments will be private, illiquid holdings. As such, there will be no public markets for the securities held by the Fund and no readily available liquidity mechanism at any particular time for any of the Investments held by the Fund. In addition, the realization of value from any Investments will not be possible or known with any certainty until the Manager elects to sell the Fund’s Investments and subsequently distribute the proceeds to its investors or to distribute securities to investors in lieu of cash. Consequently, the Members will bear the economic risks of their investment for the term of the Fund with no certainty of return.

q. No Assurance of Returns

There can be no assurance that the Members will receive distributions from the Fund in an amount equal to their investment in the Fund as the Fund’s investments in the Portfolio Company are speculative and can result in the partial or total loss of capital. Investment in the Portfolio Company involves a high degree of risk. The Portfolio Company may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities and a larger number of qualified managerial personnel. Since the Fund will only make a limited number of Investments and since many of the Fund’s investments may involve a high degree of risk, poor performance by a few of the Investments will almost certainly severely affect the total returns to investors.

The Fund’s operating costs, including the Management Fee payable to the Manager, may exceed the Fund’s income, thereby requiring the difference to be paid out of the Fund’s capital account. It is possible these losses may never be recovered. The timing of profit realization, if any, is highly uncertain. Losses on unsuccessful investments may be realized before gains are realized on successful investments.

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r. The Use of Reserves May Reduce Net Cash Flow

The Fund may set aside reserves from time to time in anticipation of making capital expenditures or paying potential Fund expenses in the future. The practice of setting aside reserves effectively reduces the Fund’s net cash flow which otherwise may have been distributed to Members.

s. Forward-Looking Statements

This Offering involves the use of forward-looking statements, which involve assumptions on the part of the Fund regarding the Portfolio Company’s competitive advantages and disadvantages, the Fund’s ability to raise the needed capital in future marketplaces, and potential customer interest in the Portfolio Company’s products and services. As such, these forward-looking statements may not accurately project the Fund’s future economic situation, nor the future economic situation of the Portfolio Company, and potential investors must use caution and their own judgment in evaluating such statements.

(c) Risk Relating to Digital Assets

For the avoidance of doubt, Portfolio Company Securities may include tokens, cryptocurrencies, blockchain-based assets, and other digital assets based on a computer-generated cryptographic protocol (“Digital Assets”), or rights or agreements to acquire the same, acquired by the Fund in accordance with the terms of this Agreement, regardless of whether such Digital Assets constitute securities for purposes of applicable securities laws.

The Fund may invest in Digital Assets, which involve significant additional risk factors that Partners should consider carefully before investing in the Fund, including, without limitation, the following:

Regulatory changes or actions may alter the nature of, or restrict the use of, Digital Assets in a manner that adversely affects an investment by the Fund.

Digital Assets have only recently been the subject of domestic and foreign regulatory focus and currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China and Russia. Many significant regulatory authorities have yet to comprehensively address the regulation of Digital Assets. The effect of any future change in the regulation or taxation of Digital Assets is impossible to predict, but such change could be substantial and adverse to the value of any Digital Assets held by the Fund. For example, to the extent that a Digital Asset is determined to be a security, commodity interest or other regulated asset, or to the extent that a United States or foreign governmental or quasi-governmental agency exerts regulatory authority over the trading and ownership of such Digital Asset, the liquidity and value of such Digital Asset may be adversely affected. In addition, uncertainties regarding the accounting and tax treatment of the acquisition, holding or disposition of Digital Assets could have a material adverse effect on the Fund’s returns to investors.

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If an active, liquid trading market for any Digital Assets held by the Fund does not develop, the Fund’s returns to investors would be adversely affected.

At the time the Fund invests in any Digital Assets, no market for such Digital Assets will exist. There can be no assurance whether any such Digital Assets will be listed on any cryptocurrency exchanges or, even if they are, whether an active liquid trading market in such Digital Assets will develop. Moreover, regulatory actions could impede the development of trading markets in Digital Assets. If an active liquid trading market in any Digital Assets held by the Fund does not develop, the Fund may not be able to sell such Digital Assets at times and prices advantageous to the Fund, if at all.

Volatility in the price of Digital Assets may adversely affect the Fund’s return on any investment it makes in Digital Assets.

As relatively new products and technologies with, in many cases, limited commercial adoption, a significant portion of demand for Digital Assets may be generated by speculators and investors seeking to profit from the short- or long-term holding of such assets. Consequently, most Digital Assets have been subject to a high degree of price volatility, which could adversely affect the value of the Fund’s investment in Digital Assets. Moreover, the price paid by the Fund for any Digital Asset in private pre-sales may not be indicative of prices that will prevail in any trading market that may develop for such Digital Asset, which may be substantially lower than the price paid by the Fund.

Factors affecting the growth and adoption of cryptocurrencies generally may adversely affect the value of the Fund’s Digital Asset investments.

The growth of the cryptocurrency industry in general, and of any Digital Assets acquired by the Fund in particular, is subject to a high degree of uncertainty. The value of any Digital Assets acquired by the Fund will depend on the development and adoption of such Digital Assets and any related network and applications, the success of which is highly uncertain. Moreover, a decline in the popularity or acceptance of cryptocurrencies generally would likely harm the value of any Digital Assets held by the Fund. Factors affecting the further development of this industry, include, but are not limited to:

● continued worldwide growth in the adoption and use of Digital Assets;

● governmental and quasi-governmental regulation of Digital Assets;

● development, adoption and regulation of supporting services and platforms facilitating Digital Asset use; and

● consumer perception of Digital Assets generally.

In addition, a Digital Assets may be built on top of public blockchains, such as Ethereum, that are not controlled by the developers of the Digital Asset. Changes and upgrades to the code utilized by the blockchain on which a Digital Asset exists, including changes in how transactions are confirmed, how new blocks are created or how transaction costs are calculated, may occur at any time before or after the development of such Digital Asset and may cause delays in development or adoption of such Digital Asset or have other unanticipated impacts that could negatively affect the Fund’s returns to investors.

(d) Operating Risks

a. Start-Up Risk

Since the Fund is a new business, it is exposed to start-up risk. The Fund will encounter a start-up period during which it will incur certain risks relating to the investment of its assets and may commence operations at an unfavorable time. Moreover, the start-up period also represents a special risk because the level of diversification of the Fund’s investments may be lower than in a fully committed portfolio. The Manager may employ different strategies for moving to a fully committed portfolio. These strategies will be based in part on a judgment of market conditions. No assurance can be given that these strategies will be successful.

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b. Lack of Operating History

The Fund is newly formed and has not commenced operations upon which investors can evaluate the likely performance of the Fund. There can be no guarantee or assurance that any past success will transition to the Fund.

c. No Financials

The Fund will not provide any financials to the Partners.

d. No Assurance of Profit or Distributions

The Fund’s follow-on investment strategy in startups, ideas, technologies and generally unproven companies, managing those investments, and realizing a significant return for investors is uncertain and unlikely. Many organizations operated by persons of competence and integrity have been unable to make, manage and realize these investments successfully. There is no assurance that the Fund’s investments will be profitable or that any distributions will be made to the Partners. The marketability and value of any investment will depend upon many factors beyond the control of the Fund. The expenses of the Fund may exceed its income, and the Partners could lose the entire amount of their contributed capital.

e. Long-Term Investment

An investment in the Fund is a long-term commitment and there is no assurance of any distribution to the Partners. There is not now and there is not expected to be a public market for the Interests. The Interests may not be assigned, transferred or encumbered without the prior written consent of the Manager. Accordingly, a Partner may not be able to liquidate its investment and must be prepared to bear the risks of owning its Interest for an extended period of time. The Interests will not be registered under the Securities Act, or under the various “Blue Sky” or securities laws of the state or jurisdiction of residence of any Partner. The inability to transfer Interests in the Fund may limit the availability of estate planning strategies.

f. Management of the Fund/Due Diligence and Dependence on the Manager

The Partners have no right or power to take part in the management of the Fund. Accordingly, the Partners will have no opportunity to control the day-to-day operations, including investment and disposition decisions, of the Fund. The Partners will not receive the detailed financial information issued by a Portfolio Company or that is typically available to the Manager. Further, there can be no assurance that the Manager’s due diligence processes will uncover all relevant facts that would be material to an investment decision. Before making an investment, the Manager will assess the strength of the underlying Portfolio Companies and any other factors believed material to the investment. In making the assessment and otherwise conducting customary due diligence, the Manager will rely on the resources available to them and, in some cases, investigations by third parties - including the Adviser. Accordingly, no person should purchase Interests unless that person is willing to entrust all aspects of the management of the Fund to the Manager. The Manager may be removed and/or replaced as provided in the Operating Agreement.

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g. Risk Inherent in Reliance on the Manager and other Third Parties

The Manager will rely heavily on the advice of the Manager, the Adviser, and other third-party service providers when making decisions on what Portfolio Company Securities to purchase or dispose of at certain prices on behalf of the Fund. There can be no assurance that any recommendations from these third parties will result in profitable investments of the Fund.

h. Consequences of Failure to Make Contribution in Full

The failure of a Partner to respond to its commitment may result in the forfeiture of all or a substantial portion of that Partner’s then-existing Interest.

i. Fund Not Registered

The Fund is not expected to be registered under the Investment Company Act pursuant to an exemption set forth in Section 3(c)(1) and/or Section 3(c)(7) of the Investment Company Act. The Investment Company Act provides certain protection to investors and imposes certain restrictions on registered investment companies (including, for example, limitations on the ability of registered investment companies to incur debt), none of which will be applicable to the Fund. The Manager is not registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or with the Financial Industry Regulatory Authority (“FINRA”) and is consequently not subject to the record keeping and specific business practice provisions of the Exchange Act and the rules of FINRA. Neither the Fund nor its counsel can assure investors that, under certain conditions, changed circumstances, or changes in the law, the Fund may not become subject to the Investment Company Act or other burdensome regulation.

j. No Registered Investment Adviser

Neither the Manager, Adviser, nor any of their respective affiliates, are a state or SEC registered investment adviser under the U.S. Investment advisers Act of 1940.

k. Litigation Risks

The Fund will be subject to a variety of litigation risks, particularly in consequence of the substantial likelihood that a Portfolio Company will face financial or other difficulties during the Term of the Fund’s investment. The Fund may also participate in Portfolio Company financings at implicit Portfolio Company valuations lower than the valuations implicit in preceding rounds of financing. In the event of a dispute arising from any of the foregoing activities (or other activities relating to the operation of the Fund or the Manager), it is possible that the Fund, the Manager or its Partners may be named as defendants. Under most circumstances, the Fund will indemnify the Manager and its Partners for any costs they incur in connection with those disputes. Beyond direct costs, those disputes may adversely affect the Fund in a variety of ways, including by distracting the Manager and harming relationships between the Fund and a Portfolio Company or other investors in a Portfolio Company.

l. Recourse to the Fund’s Assets

The Fund’s assets, including any investments made by the Fund and a Portfolio Company held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and will not be limited to any particular assets, such as the asset representing the investment giving rise to the liability. Accordingly, Partners could find their interest in the Fund’s assets adversely affected by a liability arising out of an investment of the Fund.

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m. Allocation of Management Resources

Although the Manager has agreed under the terms of the Operating Agreement to devote sufficient time (in their discretion) to the business and affairs of the Manager, the Fund, its other respective business commitments, any parallel fund, and any Successor Fund, conflicts may arise in the allocation of management resources.

n. Other Investment Funds

The Manager may create and manage other investment funds that have similar investment strategies and objectives. Those activities would require the time and attention of the Manager. Any new investment fund created by the Manager may focus on the same investments as those on which the Fund anticipates focusing and may compete with the Fund for investment opportunities. In that event, the Manager, in its sole discretion, will allocate those opportunities between the Fund and those other funds on a basis the Manager believes, in good faith, to be fair and reasonable. Those funds also may compete with the Fund for Capital Commitments from potential investors. In those situations, the interests of the Manager may conflict with the interests of the Fund, the Partners or both.

o. Investments by Manager in Portfolio Companies

The Manager or its affiliates may hold an interest in a Portfolio Company including, but not limited to, a direct investment in Portfolio Company Securities and an indirect investment in the Securities (made by the Portfolio Company). Holding that interest would require the time and attention of the Manager or its affiliates. In those situations, the interests of the Manager or its affiliates may conflict with the interests of the Fund, the Partners or both.

p. Waiver of Fiduciary Duties; Exculpation and Indemnification

Partners will be relying on the good-faith integrity of the Manager in all of their dealings with the Fund. The Operating Agreement grants the Manager broad discretion as to many matters and contains provisions that relieve the Manager and its members of liability for certain improper acts or omissions. The Manager does not, and will not owe any fiduciary duties of any kind whatsoever to the Fund, or to any of the Partners, by virtue of its role as the Manager, including, but not limited to, the duties of due care and loyalty, whether those duties were established as of the date of this Agreement or any time in future, and whether established under common law, at equity or legislatively defined. For example, the Manager and its members generally will not be liable to the Partners or the Fund for acts or omissions that constitute ordinary negligence, for conflicts of interest or for engaging in related transactions. Moreover, the Fund will defend, indemnify and hold harmless the Manager from and against virtually all liabilities other than those arising out of acts or omissions made in fraud or constituting gross negligence or willful misconduct. Under certain circumstances, the Fund may even indemnify the Manager and its members against liability to third parties resulting from those improper acts or omissions. By signing the Subscription Agreement and entering into the Operating Agreement, each Partner acknowledges and consents to the exercise of the Manager’s discretion, including when the Manager has a conflict of interest.

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q. Fees and Expenses

The Fund must pay its own fees and expenses. It will be necessary for the Fund to achieve gains in excess of these aggregate fees and costs in order for Partners to realize an increase in their Capital Accounts. There can be no assurance that the Fund will be able to achieve such, or any, appreciation of its assets.

r. Other Activities and Clients of Adviser

The Adviser and its affiliates may manage other accounts and other collective investment vehicles, including entities that pursue the same or similar investment objectives and strategies as the Fund. These accounts may employ different or similar strategies and could increase the level of competition for the same positions that the Fund might otherwise make. The Adviser and its affiliates may employ investment methods, policies and strategies for its clients that differ from those under which the Fund operates. Therefore, the results of the Fund’s activities may differ from those of the Adviser’s other accounts. Moreover, the Adviser, its principals and their affiliates also may invest for their own accounts and those investments may be similar to or different from those investments made by the Fund.

s. Limitations on Transferability

Partners may not assign, transfer or otherwise dispose of their Interests without written notice to the Manager and the Manager’s prior written consent, which the Manager does not, in general, intend to give. There will be no market for the Interests. Consequently, Partners generally will not be able to liquidate their investment in the Fund.

The Fund may be required to liquidate investments before the Manager otherwise would have chosen to do so in order to obtain sufficient cash to satisfy withdrawals. In such an event, the Fund’s overall rate of return on its investments may be adversely affected.

t. Limited Liquidity; No Current Income

An investment in the Fund is relatively illiquid and is not suitable for an investor who needs immediate liquidity. There is no public market for Interests and the Partnership Agreement imposes significant limitations on Members’ abilities to transfer their Interests. The Manager’s consent is a condition to any transfer or assignment, and such consent is within its sole discretion. If, as a result of some change in circumstances arising from an event not presently contemplated, a Member wishes to transfer all or part of his Interest, and even if all conditions to such a transfer are met, he may find no transferee for his Interest due to market conditions or the general illiquidity of the Interests. Accordingly, the Fund interests may generally only be disposed of through the withdrawal procedures set forth in the Partnership Agreement. In addition, rights to withdraw capital from the Fund are subject to several limitations. For example, a Member is restricted from making any withdrawals from his or her Capital Account for an initial thirteen-month Lock-up Period starting with the date of the Member’s initial Capital Contribution. Thereafter, a Member generally may withdraw capital only as of the last day of a calendar quarter by giving not less than 30 days prior written notice to the Manager.

u. Forced Withdrawal

The Manager has the right, in its sole discretion, to cause the Fund to distribute to a Partner all or any portion of such Partner’s Capital Account, thereby redeeming all or any portion of such Partner’s Interests, with fifteen (15) days’ notice in writing. In addition, the Manager has the right, in its sole discretion, without notice and retroactively, to cause the withdrawal of all or any portion of a Partner’s Interest in the event that the Manager has reason to believe that (i) the Partner is an Employee Benefit Plan and such withdrawal is necessary in order to avoid having the assets of the Fund being treated as Plan Assets (as defined in “ERISA”); (ii) the Partner acquired its Interests as a result of a misrepresentation; or (iii) the Partner’s ownership of an Interest would cause the Fund or the Partner to be in violation of any law or regulation applicable to the Fund or the Partner.

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v. Changing Roles

Parties currently providing support services to the Fund – including the Manager, Administrative Manager and/or Adviser, may withdraw or be removed from such role(s) during the term of the Fund, and replaced with other third-party vendors at such time.

w. Legal Representation

The Fund has received legal counsel in connection with the drafting of this Memorandum. The legal representation is limited to specific matters with respect to which it has been retained and consulted by the Fund. There may exist facts and circumstances which could have a bearing on the Fund (including, without limitation, on its financial condition, operations and investments) and the Manager as to which legal counsel has been neither retained nor consulted and for which it expressly disclaims any responsibility. The Fund’s legal counsel does not undertake to monitor the compliance of the Fund or the Manager with the investment objective and strategy, the investment guidelines and other guidelines and procedures set forth in this Memorandum or the Operating Agreement.

Such legal counsel does not represent prospective investors in connection with this offering. Prospective investors are advised to consult their own independent counsel with respect to the legal and tax implications of an investment in Interests. Prospective investors must recognize that, as they have had no representation in the organization process, the terms of the Fund relating to investors and the Interests were not negotiated at arm’s length and are advised to consult their own independent counsel with respect to the legal and tax implications of an investment in Interests.

x. Non-controlling Investments

The Fund will typically hold a non-controlling interest in a Portfolio Company and will have limited ability to direct the actions of that company’s Board of Directors in order to better protect or manage its investment.

y. Contingent Liabilities on Disposition of Investments

In connection with the disposition of an investment in a Portfolio Company, the Fund may be required to make representations about the business and financial affairs of that company typical of those made in connection with the sale of a business. The Fund may be required to indemnify the purchasers of that investment to the extent that any of those representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Manager may establish reserves and escrows. In that regard, distributions may be delayed or withheld or, if made, may be subject to recall until that reserve is no longer needed. Furthermore, under the Delaware Limited Liability Company Act (the “Act”), each Partner that receives a distribution in violation of the Act will be obligated, under certain circumstances, to re-contribute that distribution to the Fund.

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z. Blind Pool Offering

The offering is a blind pool offering in that the Fund is not committed to acquire (i) any particular Portfolio Company; (ii) a certain number of Portfolio Companies; or (iii) diversify the types of Portfolio Companies acquired across a certain number of markets. The Fund’s Members will not have the opportunity to evaluate prospective acquisitions before they are made, which makes this investment more speculative. Because Members will be unable to evaluate the economic merits of any particular Fund investment or acquisition of any Portfolio Company before it is made, the Fund (and therefore the Members) will have to rely entirely on the ability of the Manager, or other third-party providers to the Fund, to select suitable and successful Portfolio Companies.

(e) Taxation Risks

An investment in the Fund may involve complex U.S. federal income tax considerations that will differ for each Partner. Under certain circumstances, the Partners could be required to recognize taxable income in a taxable year for U.S. federal income tax purposes, even if the Fund either has no net profits in that year or has an amount of net profits in that year that is less than that amount of taxable income. Furthermore, the Partners could incur U.S. federal income tax liabilities without receiving from the Fund sufficient distributions to defray those tax liabilities. Partners subject to taxes associated with the Fund’s activities will be liable to pay taxes on their allocable shares of the Fund’s taxable income. There can be no assurances the Fund will have available cash or that timely Fund distributions will be made to cover those taxes. Accordingly, a Partner may be required to use cash from sources other than the Fund to pay that Partner’s allocable share of the Fund’s taxable income. Certain risks related to these matters are discussed in Section VI: “Legal and Tax Matters,” which Partners should read carefully. The Fund will file an annual information return on IRS Form 1065 and will provide information on Schedule K-1 to each Partner following the close of the Fund’s taxable year if deemed necessary by the Manager. In the likely event that the Fund does not receive all of the underlying tax information necessary to prepare the Form 1065 and Schedule K-1 on a timely basis, the Fund will be unable to provide timely final tax information to the Partners. Each Partner will be responsible for the preparation and filing of that Partner’s own income tax returns, and Partners should expect to file for extensions for the completions of their U.S. federal, state, local, non-U.S. and other income tax returns.

a. Tax Laws

No assurance can be given that current tax laws, rulings and regulations will not be changed during the life of the Fund. Partners should consult their tax advisers for further information about the tax consequences of purchasing an Interest.

b. Withholding and Other Taxes

The Manager intends to structure the Fund’s investments in a manner that is intended to achieve the Fund’s investment objectives. Notwithstanding anything contained in this Memorandum to the contrary, there can be no assurance that the structure of any investment will be tax efficient for any particular investor or that any particular tax result will be achieved. In addition, tax reporting requirements may be imposed on Partners under the laws of the jurisdictions in which Partners are liable for taxation or in which the Fund makes investments of Portfolio Company Securities. Partners should consult their own professional advisers with respect to the tax consequences to them of an investment in the Fund. Furthermore, the Fund’s returns in respect of its investments may be reduced by withholding or other taxes. In addition, the Fund may invest in securities of corporations and other entities organized outside the United States. Income from those investments included in a Partner’s distributive share of Fund income related to those investments may be subject to non-U.S. withholding taxes, which may or may not be reduced or eliminated by an income tax treaty.

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(f) Risks of Subscribing

a. Confidential Information

The Operating Agreement will contain confidentiality provisions intended to protect proprietary and other information relating to the Fund and the Portfolio Company. To the extent that the information is publicly disclosed, competitors of the Fund or competitors of its Portfolio Company, and others, may benefit from that information, thereby adversely affecting the Fund, a Portfolio Company and the Manager, and the economic interests of Partners.

b. Factual Statements

Certain of the factual statements made in this Memorandum are based upon information from various sources believed by the Manager to be reliable. The Manager and the Fund have not independently verified any of the information and will have no liability for any inaccuracy or inadequacy of the information. In particular, neither legal counsel nor any other party has been engaged to verify any statements relating to the experience, track record, skills, contacts or other attributes of the Manager or to the anticipated future performance of the Fund.

While all the information in this Memorandum is presented by the Manager in good faith, there can be no assurance that explicit or implicit valuations of any securities reflect true fair market value. Similar considerations apply to securities that are otherwise marketable, but held in such large amounts that they could not be sold without overwhelming market demand or otherwise influencing market prices.

During the Term of the Fund, the Manager will provide to the Partners reports and other information regarding the condition and prospects of the Fund. The Manager’s duties, obligations and liability to the Partners with respect to the content, completeness and accuracy of the information will be determined solely under the Operating Agreement.

c. Uncertainty of Future Results

This Memorandum may contain certain financial projections, estimates and other forward-looking information. This information was prepared by the Manager based on its experience in the industry and on assumptions of fact and opinion as to future events which the Manager believed to be reasonable when made. There can be no assurance, however, that assumptions made are accurate, that the financial and other results projected or estimated will be achieved or that similar results will be attainable by the Fund. Prior investment returns are not indicative of future success.

d. Return of Distributions

Partners may be required to return amounts distributed to them to finance the Fund’s indemnity obligations, subject to certain limitations set forth in the Operating Agreement. Furthermore, under the Act, each Partner that receives a distribution in violation of such Act will, under certain circumstances, be obligated to re-contribute that distribution to the Fund.

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e. Definitive Terms and Conditions

Portions of this Memorandum describe specific terms and conditions expected to be set forth in the Fund’s Operating Agreement. The actual terms and conditions set forth in the Operating Agreement may vary materially from those described in this Memorandum for a variety of reasons, including negotiations between the Manager and prospective investors prior to the Fund’s Initial Closing as well as formal amendments to the Operating Agreement following that closing. Moreover, the Operating Agreement will contain highly detailed terms and conditions, many of which are not described fully (or at all) in this Memorandum. In all cases, the Fund’s Operating Agreement will supersede this Memorandum. Partners are urged to carefully review the Fund’s Operating Agreement, and must also be aware that, pursuant to the rules governing amendments set forth in the Operating Agreement, certain types of amendments to the Operating Agreement may be adopted with the consent of less than all Partners or at the Manager’s discretion.

f. Government Regulation

The offering of Interests has not been registered under the U.S. securities laws or the laws of any applicable jurisdiction. Further, the Fund will not be registered as an investment company under the Investment Company Act. Therefore, investors in the Fund do not have the benefit of all of the protections afforded by the Securities Act (which, among other things, requires specified disclosure in connection with the offering of securities), or the Investment Company Act (which, among other things, requires investment companies to have a majority of disinterested directors and regulates the relationship between the Adviser and the investment company, including the type of compensation paid to the Adviser).

(g) Conflicts of Interest

The Fund is subject to various conflicts of interest arising out of its relationship with the Manager and their respective affiliates. None of the agreements and arrangements between the Fund and those parties, including the compensation payable by the Fund to the Manager (or other entity designated by the Manager), are the result of arm’s-length negotiations. Partners ultimately will be heavily dependent upon the good faith of the Manager. This Memorandum does not purport to identify all conflicts of interest. The Fund, from time to time, may enter into other transactions not specifically described in this Memorandum with affiliates, officers, managers, members, employees, agents and representatives of the Manager. The Fund will not make loans to or investments in the Manager or its affiliates and will not sell securities to the Manager other than Interests on the terms described in this Memorandum. In addition, the Manager will not borrow from the Fund and will not use the Fund’s funds as compensating balances for its own benefit but may commingle those funds with the funds of any other Person. If applicable, all funds of the Fund will be deposited with banks or other financial institutions in that account or accounts of the Master LP as may be determined by the Manager who will ensure records are maintained for the Fund assets associated with the Fund separately from the assets of any other Person. The Manager or their affiliates may perform services with respect to the transactions in which the Fund invests. The Manager and its affiliates may acquire or possess interests in a Portfolio Company and those interests may be of a different class or type, with different rights and preferences, than those held by the Fund. Likewise, the Manager and its affiliates may acquire or possess interests in other companies or business ventures that are competitive with a Portfolio Company or or the Fund. Neither the Fund nor any Partner will have the right, by virtue of this Memorandum or the Operating Agreement, to share or participate in those other investments or activities of the Manager or to the income derived from those investments. The Manager and its affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether those ventures are competitive with the Fund or otherwise. The Managers may provide active, part-time direct operating, management or advisory services to a Portfolio Company and may receive salaries, wages or fees for those services in accordance with the Operating Agreement, and those fees will be retained by the Manager and will not offset fees or other expenses of the Fund.

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VIII. ACCESS TO INFORMATION

Partners are invited to contact the Manager using the Manager’s e-mail information provided herein to review any written materials or documents relating to the Offering or the Fund, including any financial information available concerning the Fund or the Manager. The Manager will answer all inquiries from prospective investors relative to the Offering and will provide additional information (to the extent that the Manager possesses such information or can acquire it without unreasonable effort or expense) necessary to verify the accuracy of any representations or information set forth in this Memorandum.

IX. SUBSCRIPTION PROCEDURES

To subscribe for Interests, a Partner must complete in full, execute and deliver to the Fund a fully completed, dated and signed Subscription Agreement, together with (i) exhibits; and (ii) any other documents requested by the Manager for the purpose of satisfying the Manager’s due diligence obligations at least 48 hours prior to the Closing. Any Subscription Agreement that is submitted to the Fund without all applicable submissions (or submissions otherwise containing incomplete information) will not be processed by the Fund until submitted by the Partner. The delay could result in a Partner not being admitted to the Fund until a Subsequent Closing.

The Manager may accept or reject any subscription in whole or in part, in its sole discretion, for any reason whatsoever, and to withdraw the Offering at any time. In the event the Manager refuses to accept a Partner’s subscription, any subscription funds received will be returned without interest.

In connection with completing the subscription procedures described above, each Partner must deposit their subscription amount into an account set up by the Manager in the Fund’s name (the “Account”). The Manager shall maintain the Account at any bank as the Manager may determine in its sole discretion. Prior to the Closing or termination of the Offering, subscription amounts will be held in the Account for the benefit of the Fund and the applicable Partners.

X. FEES AND EXPENSES

The Fund will pay a Management Fee, if any, in the manner outlined in the Management Fee Collection. If there is no Management Fee charged, the Fund may do so in the future. The Fund also will pay expenses related primarily to its administration, securities transactions and the ongoing offering of Interests. The Manager reserves the right to implement a Management Fee with respect to any Partner.

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Operating and Administrative Expenses

The Fund, and not the Manager, will pay all costs and expenses arising in connection with its operations. Such expenses payable by the Fund include, without limitation, the following: (i) all reasonable expenses related to the Fund’s organization (including, but not limited to, legal and accounting fees, government filing fees and printing and mailing expenses, syndication costs, and other expenses incurred in connection with the offering and sale of Interests); (ii) the Management Fee and all other general investment expenses; (iii) all administrative, legal, accounting, auditing, record-keeping, tax form preparation, compliance and consulting costs and expenses (including the cost of the preparation and audit of the Fund’s financial statements and the preparation of its tax returns, fees and expenses of the Fund’s accountants and legal counsel in connection with providing accounting or legal advice relating to the Fund’s affairs); (iv) fees, costs and expenses of third-party service providers that provide such services; (v) costs and expenses associated with preparing communications to existing and prospective investors (including printing and mailing costs, and any expenses incurred in connection with meetings of the Partners and other similar expenses); (vi) insurance costs and expenses (including the costs of any liability insurance obtained on behalf of the Fund, the Manager, or any of their members); (vii) taxes and other governmental charges payable by the Fund; (viii) governmental licensing, filing, and exemption fees (including Blue Sky filing fees); (ix) indemnification obligations; (x) all expenses (including reasonable attorneys’ fees) incurred; for services for the benefit of the Fund, including any threatened, pending, or anticipated litigation, Internal Revenue Service examination or audit, or similar audit or examination by any state or local taxing authority or other legal proceeding; (xi) all other reasonable expenses related to the management and operation of the Fund or the purchase, sale or transmittal of Fund assets, all as the Manager determines in its sole discretion; and (xii) the Fund Set Up Costs and any other fees, costs and expenses described in the Provision of Services Agreement, as amended and up-to-date within the Fund Statement of Work.

Such expenses are shared by all of the Partners and are normally allocated pro rata to each of the Partners, unless such expenses were incurred exclusively for the benefit of certain Partners and not others.

The Manager will bear all of its own overhead costs and expenses, including rent of its offices, compensation and benefits of its staff, maintenance of its books and records, and its fixed expenses, telephones, and general-purpose office equipment. The Fund does not reimburse the Manager directly for the costs of providing those services.

Organizational and Offering Expenses

The Fund bears, either directly or by reimbursing the Manager, all costs of organizing the Fund and the initial offering of Interests. These included government formation charges and professional fees and expenses in connection with the preparation of the Fund’s offering documents and its basic organizational and contractual documents. The Fund bears, either directly or by reimbursing the Manager, all expenses in connection with the ongoing offer and sale of Interests.

Under U.S. generally accepted accounting principles, organization costs and start-up costs are expensed as incurred. However, the Fund intends to depart from U.S. GAAP, by electing to treat these costs as deferred expenses and to amortize them over a period of not less than 60 months beginning with the month in which the partnership begins business.

XI. NOTICES TO CERTAIN U.S. AND NON-U.S. PERSONS FOR INVESTORS IN THE UNITED STATES

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF ALL U.S. STATES

THE PRESENCE OF A LEGEND FOR ANY GIVEN STATE REFLECTS ONLY THAT A LEGEND MAY BE REQUIRED BY THAT STATE AND SHOULD NOT BE CONSTRUED TO MEAN AN OFFER OR SALE MAY BE MADE IN ANY PARTICULAR STATE. THE OFFERING DOCUMENTS MAY BE SUPPLEMENTED BY ADDITIONAL STATE LEGENDS. IF YOU ARE UNCERTAIN AS TO WHETHER OR NOT OFFERS OR SALES MAY BE LAWFULLY MADE IN ANY GIVEN STATE, YOU ARE ADVISED TO CONTACT THE Manager FOR A CURRENT LIST OF STATES IN WHICH OFFERS OR SALES MAY BE LAWFULLY MADE. AN INVESTMENT IN THIS OFFERING IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF FINANCIAL RISK. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSIDER ALL OF THE RISK FACTORS DESCRIBED HEREIN.

CERTAIN STATE NOTICES

FOR RESIDENTS OF ALASKA

THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE ADMINISTRATOR OF SECURITIES OF THE STATE OF ALASKA PROVISIONS OF 3 AAC 08.500—3 THROUGH AAC 08.506. THE INVESTOR IS ADVISED THAT THE ADMINISTRATOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THE DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE ADMINISTRATOR. THE FACT OF THE REGISTRATION DOES NOT MEAN THAT THE ADMINISTRATOR HAS PASSED IN ANY WAY UPON THE MERITS, RECOMMENDED, OR APPROVED THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A VIOLATION OF A.S. 45.55.170. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

FOR RESIDENTS OF ARIZONA

THE INTERESTS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF THE STATE OF ARIZONA (THE “ARIZONA ACT”), AND THEY THEREFORE HAVE THE STATUS OF SECURITIES ACQUIRED IN AN EXEMPT TRANSACTION UNDER ARS SECTION 44-1844 OF THE ARIZONA ACT. THE INTERESTS CANNOT BE RESOLD WITHOUT REGISTRATION UNDER THE ARIZONA ACT OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

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FOR RESIDENTS OF ARKANSAS

THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 14(B) (14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAVE PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR RESIDENTS OF CALIFORNIA

THE SALE OF THE PARTNERSHIP INTERESTS WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE DEPARTMENT OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH PARTNERSHIP INTERESTS OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF PARTNERSHIP INTERESTS IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

NOTICE TO COLORADO RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE COLORADO SECURITIES ACT OF 1981 BY REASON OF SPECIFIC EXEMPTION THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1981, IF SUCH REGISTRATION IS REQUIRED.

FOR RESIDENTS OF CONNECTICUT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36b-16 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THE STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR RESIDENTS OF FLORIDA

PURSUANT TO THE LAWS OF THE STATE OF FLORIDA, IF SALES ARE MADE TO FIVE (5) OR MORE INVESTORS IN FLORIDA, ANY FLORIDA INVESTOR MAY, AT HIS OPTION, WITHDRAW, UPON WRITTEN (OR TELEGRAPHIC) NOTICE, ANY PURCHASE HEREUNDER WITHIN A PERIOD OF THREE (3) DAYS AFTER (A) THE INVESTOR FIRST TENDERS OR PAYS TO THE PARTNERSHIP, AN AGENT OF THE PARTNERSHIP OR AN ESCROW AGENT THE CONSIDERATION REQUIRED HEREUNDER, (B) THE INVESTOR DELIVERS HIS EXECUTED SUBSCRIPTION AGREEMENT, OR (C) THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER.

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FOR RESIDENTS OF GEORGIA

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE “GEORGIA SECURITIES ACT OF 1973” AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

FOR RESIDENTS OF HAWAII

NEITHER THIS MEMORANDUM NOR THE SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE COMMISSIONER OF SECURITIES OF THE STATE OF HAWAII, NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM.

FOR RESIDENTS OF ILLINOIS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 5 OF THE ILLINOIS SECURITIES ACT OF 1953 (THE “ACT”). THE SECURITIES MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY, UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION THEREFROM IS AVAILABLE.

FOR RESIDENTS OF MAINE

THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10502(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXISTS.

FOR RESIDENTS OF MARYLAND

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE MARYLAND SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY, UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR THE MARYLAND SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

FOR RESIDENTS OF MASSACHUSETTS

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS SECURITIES ACT BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE MASSACHUSETTS IS SECURITIES ACT, IF SUCH REGISTRATION IS REQUIRED.

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FOR RESIDENTS OF MICHIGAN

THE SECURITIES REFERRED TO IN THIS MEMORANDUM WILL BE SOLD TO AND ACQUIRED BY THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 4(2) (b) (9) OF THE MICHIGAN BLUE SKY LAW. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID LAW AND MAY NOT BE RESOLD EXCEPT IN ACCORDANCE WITH SAID LAW WITHIN SIX MONTHS OF THE COMMENCEMENT OF THE OFFERING OF THE SECURITIES, OR THE TERMINATION OF THE SUBSCRIPTION PERIOD AS SET FORTH IN THIS PRIVATE PLACEMENT MEMORANDUM, WHICHEVER FIRST OCCURS, THE COMPANY SHALL, IF SALES OF THE SECURITIES ARE MADE TO MICHIGAN RESIDENTS, PREPARE AND FURNISH TO INVESTORS A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF PROCEEDS OF THE OFFERING, AS WELL AS ANY OTHER APPLICABLE STATEMENTS AND REPORTS REQUIRED TO BE FURNISHED UNDER APPLICABLE LAW.

FOR RESIDENTS OF MINNESOTA

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE MINNESOTA DEPARTMENT OF COMMERCE NOR HAS THE DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF MISSOURI

THE SECURITIES OFFERED HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE PURCHASER IN A TRANSACTION EXEMPT UNDER SECTION 4.G OF THE MISSOURI SECURITIES LAW OF 1953, AS AMENDED. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI. UNLESS THE SECURITIES ARE SO REGISTERED, THEY MAY NOT BE OFFERED FOR SALE OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

FOR RESIDENTS OF NEVADA

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEVADA UNIFORM SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING.

FOR RESIDENTS OF NEW HAMPSHIRE

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED, OR GIVEN APPROVAL TO, ANY PERSON, SECURITY OR TRANSACTION. IT IS UNLAWFUL TO MAKE OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CLIENT OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

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FOR RESIDENTS OF NEW JERSEY

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WRITTEN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. PURCHASERS WHO HAVE NOT RECEIVED A COPY OF THIS MEMORANDUM AT LEAST 48 HOURS PRIOR TO PAYMENT, RECEIPT OF CONFIRMATION OR RECEIPT OF SECURITY, WHICHEVER OCCURS FIRST, SHALL HAVE THE RIGHT TO RESCIND THE PURCHASE WITHIN 48 HOURS AFTER RECEIVING THE MEMORANDUM. NO BROKER-DEALER, SALESMAN OR ANY OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED EXPRESSLY IN THE MEMORANDUM.

FOR RESIDENTS OF NEW MEXICO

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE NEW MEXICO DEPARTMENT OF REGULATION AND LICENSING, NOR HAS THE SECURITIES DIVISION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFERING.

FOR RESIDENTS OF NEW YORK

THIS CONFIDENTIAL OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE STATE OF NEW YORK, THE NEW YORK STATE DEPARTMENT OF LAW OR THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE NOR HAS ANY OF THE FOREGOING PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL

FOR RESIDENTS OF NORTH DAKOTA

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR RESIDENTS OF OHIO

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE OHIO SECURITIES ACT (THE “OHIO ACT”), AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED BY THE INVESTOR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE OHIO ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE OHIO ACT.

FOR RESIDENTS OF OREGON

THE SECURITIES OFFERED HAVE BEEN REGISTERED WITH THE CORPORATION COMMISSIONER OF THE STATE OF OREGON UNDER PROVISIONS OF OAR 441-65-060 THROUGH 441-65-240. THE INVESTOR IS ADVISED THAT THE COMMISSIONER HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE COMMISSIONER. THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISK INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

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FOR RESIDENTS OF PENNSYLVANIA

EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES OFFERED HEREBY HAS A RIGHT TO WITHDRAW HIS ACCEPTANCE PURSUANT TO SECTION 207(L.C.) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (70 P.S. 1-207(M)). SUCH PERSON MAY ELECT, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE (OR IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT TO PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES), TO WITHDRAW FROM HIS PURCHASE AGREEMENT AND RECEIVE A FULL REPAYMENT OF ALL MONIES PAID. SUCH A WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON TO ACCOMPLISH THIS WITHDRAWAL, A LETTER SHOULD BE SENT TO THE FUND, INDICATING THE INTENTION TO WITHDRAW SUCH LETTER SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY.

FOR RESIDENTS OF RHODE ISLAND

ALTHOUGH THE SECURITIES HEREIN DESCRIBED HAVE BEEN EXEMPTED FROM REGISTRATION PURSUANT TO TITLE 7, CHAPTER 11, OF THE RHODE ISLAND GENERAL LAWS, SUCH EXEMPTION DOES NOT CONSTITUTE APPROVAL, RECOMMENDATION OR ENDORSEMENT BY THE RHODE ISLAND DEPARTMENT OF BUSINESS REGULATION THAT THE INFORMATION PROVIDED HEREIN IS TRUE, COMPLETE, ACCURATE OR NOT MISLEADING.

FOR RESIDENTS OF TEXAS

THE SECURITIES OFFERED HEREUNDER HAVE NOT BEEN REGISTERED UNDER APPLICABLE TEXAS SECURITIES LAWS AND, THEREFORE, ANY PURCHASER THEREOF MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER SUCH SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. FURTHER, PURSUANT TO §109.13 UNDER THE TEXAS SECURITIES ACT, THE COMPANY IS REQUIRED TO APPRISE PROSPECTIVE INVESTORS OF THE FOLLOWING: A LEGEND SHALL BE PLACED, UPON ISSUANCE, ON CERTIFICATES REPRESENTING SECURITIES PURCHASED HEREUNDER, AND ANY PURCHASER HEREUNDER SHALL BE REQUIRED TO SIGN A WRITTEN AGREEMENT THAT HE WILL NOT SELL THE SUBJECT SECURITIES WITHOUT REGISTRATION UNDER APPLICABLE SECURITIES LAWS, OR EXEMPTIONS THEREFROM.

FOR RESIDENTS OF VERMONT

EACH VERMONT PURCHASER WHO ACCEPTS AN OFFER TO PURCHASE THESE SECURITIES DIRECTLY FROM THE ISSUER OR AN AFFILIATE OF THE ISSUER SHALL HAVE THE RIGHT TO WITHDRAW SUCH ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE ISSUER OR ANY OTHER PERSON WITHIN THREE CALENDAR DAYS OF THE FIRST TENDER OF CONSIDERATION TO THE ISSUER, AN AFFILIATE OF THE ISSUER, OR AN ESCROW AGENT.

FOR RESIDENTS OF WASHINGTON STATE

THE ADMINISTRATOR OF SECURITIES HAS NOT REVIEWED THE OFFERING OR OFFERING CIRCULAR AND THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF WASHINGTON, CHAPTER 21.20 RCW, AND, THEREFORE, CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF WASHINGTON, CHAPTER 21.20 RCW, OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

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PROSPECTIVE FOREIGN INVESTORS SHOULD CAREFULLY CONSIDER THE STATEMENT BELOW PRIOR TO DECIDING WHETHER OR NOT TO INVEST IN THE FUND.

FOR ALL NON-U.S. INVESTORS GENERALLY

NO ACTION HAS BEEN OR WILL BE TAKEN IN ANY JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA THAT WOULD PERMIT AN OFFERING OF THE INTERESTS, OR POSSESSION OR DISTRIBUTION OF OFFERING MATERIAL IN CONNECTION WITH THE ISSUE OF THE INTERESTS, IN ANY COUNTRY OR JURISDICTION WHERE ACTION FOR THAT PURPOSE IS REQUIRED. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE INTERESTS TO SATISFY HIMSELF OR HERSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

YOUR INVESTMENT WILL BE DENOMINATED IN UNITED STATES DOLLARS ($) AND, THEREFORE, WILL BE SUBJECT TO ANY FLUCTUATION IN THE RATE OF EXCHANGE BETWEEN UNITED STATES DOLLARS ($), THE CURRENCY OF YOUR OWN JURISDICTION AND THE CURRENCY OF THE JURISDICTION IN WHICH ANY FUND PORTFOLIO COMPANY OPERATES OR GENERATES INVESTMENT PROCEEDS, AS APPLICABLE. SUCH FLUCTUATIONS MAY HAVE AN ADVERSE EFFECT ON THE VALUE, PRICE OR INCOME OF YOUR INVESTMENT.

NOTICE TO RESIDENTS OF AUSTRALIA

THE FUND IS NOT REGISTERED AS A MANAGED INVESTMENT SCHEME IN AUSTRALIA. THE PROVISION OF THIS MEMORANDUM TO ANY PERSON DOES NOT CONSTITUTE AN OFFER OF INTERESTS TO THAT PERSON OR AN INVITATION TO THAT PERSON TO APPLY FOR INTERESTS. ANY SUCH OFFER OR INVITATION WILL ONLY BE EXTENDED TO A PERSON IF THAT PERSON HAS FIRST SATISFIED THE Manager THAT THE PERSON IS A WHOLESALE CLIENT FOR THE PURPOSE OF SECTION 761G(7) OF THE CORPORATIONS ACT OF AUSTRALIA. THIS MEMORANDUM IS NOT A PROSPECTUS OR PRODUCT DISCLOSURE STATEMENT. IT IS NOT REQUIRED TO, AND DOES NOT, CONTAIN ALL THE INFORMATION WHICH WOULD BE REQUIRED IN A PROSPECTUS OR PRODUCT DISCLOSURE STATEMENT. IT HAS NOT BEEN LODGED WITH OR BEEN THE SUBJECT OF NOTIFICATION TO THE AUSTRALIAN SECURITIES AND INVESTMENTS COMMISSION. IT IS A TERM OF ISSUE OF INTERESTS IN THE FUND THAT THE INVESTOR MAY NOT TRANSFER OR OFFER TO TRANSFER THEIR INTERESTS TO ANY PERSON LOCATED IN, OR RESIDENT OF, AUSTRALIA UNLESS THE PERSON IS A WHOLESALE CLIENT FOR THE PURPOSES OF SECTION 761G(7) OF THE CORPORATIONS ACT OF AUSTRALIA.

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NOTICE TO RESIDENTS OF AUSTRIA

NO PUBLIC OFFER WITHIN THE MEANING OF SECTION 1 PARA 1 NO 1 OF THE AUSTRIAN CAPITAL MARKETS ACT (KAPITALMARKTGESETZ, KMG) OR SECTION 24 OF THE AUSTRIAN INVESTMENT FUNDS ACT (INVESTMENTFONDSGESETZ, INVFG) IS BEING MADE IN AUSTRIA. THE INTERESTS IN THE FUND ARE BEING OFFERED IN AUSTRIA TO A LIMITED NUMBER OF PROSPECTIVE INVESTORS WHEREBY PROSPECTIVE INVESTORS IN AUSTRIA HAVE BEEN INDIVIDUALLY PRE-SELECTED PRIOR TO MARKETING OF THE INTERESTS IN THE FUND BEING COMMENCED AND ARE TARGETED EXCLUSIVELY ON THE BASIS OF A PRIVATE PLACEMENT.

THE FUND DOES NOT QUALIFY FOR PUBLIC DISTRIBUTION IN AUSTRIA AND THE FUND WILL NOT BE SUBJECT TO SUPERVISION IN AUSTRIA. IN PARTICULAR, THE STRUCTURE OF THE FUND, ITS INVESTMENT OBJECTIVES AND THE INVESTOR’S PARTICIPATION THEREIN MAY DIFFER FROM THE STRUCTURE, INVESTMENT OBJECTIVES OR INVESTOR’S PARTICIPATION OF INVESTMENT VEHICLES PROVIDED FOR IN THE AUSTRIAN INVESTMENT FUNDS ACT.

NEITHER THIS MEMORANDUM NOR ANY OTHER DOCUMENT IN CONNECTION WITH THE FUND OR THE INTERESTS IN THE FUND IS A PROSPECTUS ACCORDING TO THE AUSTRIAN CAPITAL MARKETS ACT, THE AUSTRIAN STOCK EXCHANGE ACT (BÖRSEGESETZ, BÖRSEG) OR THE AUSTRIAN INVESTMENT FUNDS ACT AND HAS THEREFORE NOT BEEN DRAWN UP, AUDITED, APPROVED, PASSPORTED AND/OR PUBLISHED IN ACCORDANCE WITH THE AFORESAID ACTS.

THIS MEMORANDUM AND ANY OTHER OFFERING MATERIAL IN RELATION TO THE INTERESTS IN THE FUND MAY NOT BE ISSUED, CIRCULATED OR PASSED ON IN AUSTRIA OR MADE AVAILABLE IN ANY WAY TO ANY PERSON EXCEPT UNDER CIRCUMSTANCES NEITHER CONSTITUTING A PUBLIC OFFER OF, NOR A PUBLIC INVITATION TO SUBSCRIBE FOR, INTERESTS IN THE FUND. INVESTORS AND PROSPECTIVE INVESTORS IN THE FUND ARE ADVISED THAT THIS MEMORANDUM SHALL NOT BE PASSED ON BY THEM TO ANY OTHER PERSON IN AUSTRIA. PROSPECTIVE INVESTORS IN THE FUND REPRESENT THAT THEY WILL NOT OFFER, (RE-)SELL OR TRANSFER THE INTERESTS IN THE FUND OTHER THAN IN COMPLIANCE WITH THE AUSTRIAN CAPITAL MARKETS ACT, OR THE AUSTRIAN INVESTMENT FUNDS ACT AND IN EACH CASE ONLY IN CIRCUMSTANCES IN WHICH NO OBLIGATION ARISES FOR THE FUND OR THE Manager TO PUBLISH A PROSPECTUS UNDER THE AFORESAID ACTS OR TO REGISTER THE FUND FOR PUBLIC DISTRIBUTION IN AUSTRIA.

THIS MEMORANDUM IS DISTRIBUTED UNDER THE CONDITION THAT THE ABOVE OBLIGATIONS AND REPRESENTATIONS ARE ACCEPTED BY ANY RECIPIENT IN AUSTRIA AND THAT SUCH RECIPIENT UNDERTAKES TO COMPLY WITH THE ABOVE RESTRICTIONS.

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NOTICE TO RESIDENTS OF BAHRAIN

THE FUND HAS NOT BEEN APPROVED BY THE CENTRAL BANK OF BAHRAIN. ALL APPLICATIONS FOR INVESTMENT SHOULD BE RECEIVED, AND ANY ALLOTMENTS MADE, FROM OUTSIDE BAHRAIN. NO INVITATION TO THE PUBLIC TO INVEST IN THE INTERESTS IN THE FUND MAY BE MADE IN THE KINGDOM OF BAHRAIN AND THIS MEMORANDUM MAY NOT BE ISSUED, PASSED, OR MADE AVAILABLE TO THE PUBLIC GENERALLY.

NOTICE TO RESIDENTS OF BELGIUM

THIS DOCUMENT HAS NOT BEEN SUBMITTED FOR APPROVAL BY, AND NO ADVERTISING OR OTHER OFFERING MATERIALS HAVE BEEN FILED WITH, THE BELGIAN FINANCIAL SERVICES AND MARKETS AUTHORITY (“AUTORITEIT VOOR FINCIËLE DIENSTEN EN MARKTEN” / “AUTORITE DES SERVICES ET MARCHES FINANCIERS”). THIS DOCUMENT AND ITS DISTRIBUTION IS FOR INFORMATION PURPOSES ONLY AND DOES NOT CONSTITUTE A PUBLIC OFFERING OR INVOLVE AN INVESTMENT SERVICE IN BELGIUM. NEITHER THIS DOCUMENT NOR ANY OTHER INFORMATION OR MATERIALS RELATING THERETO (INCLUDING FOR AVOIDANCE OF DOUBT ANY MARKETING MATERIALS) (A) MAY BE DISTRIBUTED OR MADE AVAILABLE TO THE PUBLIC IN BELGIUM, (B) MAY BE USED IN RELATION TO ANY INVESTMENT SERVICE IN BELGIUM UNLESS ALL CONDITIONS OF DIRECTIVE 2004/39/EC ON MARKETS IN FINANCIAL INSTRUMENTS, AS IMPLEMENTED IN BELGIUM, ARE SATISFIED, (C) OR MAY BE USED TO PUBLICLY SOLICIT, PROVIDE ADVICE OR INFORMATION TO, OR OTHERWISE PROVOKE REQUESTS FROM, THE PUBLIC IN BELGIUM IN RELATION TO THE OFFERING.

ANY OFFERING IN BELGIUM IS MADE EXCLUSIVELY ON A PRIVATE BASIS IN ACCORDANCE WITH ARTICLE 5 OF THE BELGIAN LAW OF 20 JULY 2004 ON CERTAIN FORMS OF COLLECTIVE INVESTMENT UNDERTAKINGS (THE “LAW OF 20 JULY 2004”) AND WITH ARTICLE 3 OF THE LAW OF 16 JUNE 2006 CONCERNING THE PUBLIC OFFERING OF INVESTMENT INSTRUMENTS AND THE ADMISSION TO THE TRADING ON A REGULATED MARKET OF INVESTMENT INSTRUMENTS (THE “LAW OF 16 JUNE 2006”), AND IS ADDRESSED ONLY TO, AND SUBSCRIPTION WILL ONLY BE ACCEPTED FROM:

I. INVESTORS THAT QUALIFY BOTH AS PROFESSIONAL AND INSTITUTIONAL INVESTORS (AS DEFINED BY ARTICLE 5, §3 OF THE LAW OF 20 JULY 2004 AND AS QUALIFIED INVESTORS (AS DEFINED BY ARTICLE 10, §1 OF THE LAW OF 16 JUNE 2006 (EACH, A “QUALIFIED INVESTOR”), AND/OR

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II. INVESTORS INVESTING FOR A CONSIDERATION OF AT LEAST € 50,000 PER INVESTOR, FOR EACH SEPARATE OFFER (EACH, A “HIGH NET WORTH INDIVIDUAL”), AND IT BEING UNDERSTOOD THAT ANY SUCH QUALIFIED INVESTOR OR HIGH NET WORTH INDIVIDUAL SHALL ACT IN ITS OWN NAME AND FOR ITS OWN ACCOUNT AND SHALL NOT ACT AS INTERMEDIARY, OR OTHERWISE SELL OR TRANSFER, TO ANY OTHER INVESTOR, UNLESS ANY SUCH OTHER INVESTOR WOULD ALSO QUALIFY AS A QUALIFIED INVESTOR OR A HIGH NET WORTH INDIVIDUAL. PROSPECTIVE PURCHASERS SHALL ONLY ACQUIRE INTERESTS FOR THEIR OWN ACCOUNT.

NOTICE TO RESIDENTS OF BERMUDA

THE INTERESTS BEING OFFERED HEREBY ARE BEING OFFERED ON A PRIVATE BASIS TO INVESTORS WHO SATISFY CRITERIA OUTLINED IN THIS MEMORANDUM. THIS MEMORANDUM IS NOT SUBJECT TO AND HAS NOT RECEIVED APPROVAL FROM EITHER THE BERMUDA MONETARY AUTHORITY OR THE REGISTRAR OF COMPANIES IN BERMUDA AND NO STATEMENT TO THE CONTRARY, EXPLICIT OR IMPLICIT, IS AUTHORIZED TO BE MADE IN THIS REGARD. THE INTERESTS BEING OFFERED MAY BE OFFERED OR SOLD IN BERMUDA ONLY IN COMPLIANCE WITH THE PROVISIONS OF THE INVESTMENT BUSINESS ACT 2003 (AS AMENDED) OF BERMUDA. ADDITIONALLY, NON-BERMUDIAN PERSONS MAY NOT CARRY ON OR ENGAGE IN ANY TRADE OR BUSINESS IN BERMUDA UNLESS SUCH PERSONS ARE AUTHORIZED TO DO SO UNDER APPLICABLE BERMUDA LEGISLATION. ENGAGING IN THE ACTIVITY OF OFFERING OR MARKETING THE INTERESTS BEING OFFERED IN BERMUDA TO PERSONS IN BERMUDA MAY BE DEEMED TO BE CARRYING ON BUSINESS IN BERMUDA.

NOTICE TO RESIDENTS OF CANADA (BRITISH COLUMBIA, ONTARIO, AND QUEBEC ONLY)

PURCHASERS’ REPRESENTATIONS, COVENANTS AND RESALE RESTRICTIONS

CONFIRMATIONS OF THE ACCEPTANCE OF OFFERS TO PURCHASE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WILL BE SENT TO PURCHASERS IN CANADA WHO HAVE NOT WITHDRAWN THEIR OFFERS TO PURCHASE PRIOR TO THE ISSUANCE OF SUCH CONFIRMATIONS. EACH PURCHASER OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN CANADA WHO RECEIVES A PURCHASE CONFIRMATION, BY THE PURCHASER’S RECEIPT THEREOF, REPRESENTS TO THE FUND AND ANY DEALER FROM WHOM SUCH PURCHASE CONFIRMATION IS RECEIVED THAT SUCH PURCHASER IS A PERSON OR COMPANY TO WHICH LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS MAY BE SOLD WITHOUT THE BENEFIT OF A PROSPECTUS QUALIFIED UNDER APPLICABLE PROVINCIAL SECURITIES LAWS. IN PARTICULAR, PURCHASERS RESIDENT IN ONTARIO REPRESENT TO THE FUND THAT THE PURCHASER IS (A) EITHER AN “ACCREDITED INVESTOR” AS SUCH TERM IS DEFINED IN SECTION 1.1 OF NATIONAL INSTRUMENT 45-106 - PROSPECTUS AND REGISTRATION EXEMPTIONS OF THE CANADIAN SECURITIES ADMINISTRATORS (THE “NI”) OR (B) A PURCHASER WHO PURCHASES LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS THAT HAVE AN ACQUISITION COST TO THE PURCHASER OF NOT LESS THAN C$150,000 PAID IN CASH AT THE TIME OF THE PURCHASE, AND WHO IS NOT CREATED OR USED SOLELY TO PURCHASE OR HOLD SECURITIES IN RELIANCE ON THE EXEMPTION IN SECTION 2.10 OF THE NI. IN EITHER CASE, THE PURCHASER MUST PURCHASE THE UNITS AS PRINCIPAL. THE DISTRIBUTION OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN CANADA IS BEING MADE ON A PRIVATE PLACEMENT BASIS. ACCORDINGLY, ANY RESALE OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS MUST BE MADE IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION AND PROSPECTUS REQUIREMENTS OF APPLICABLE SECURITIES LAWS, WHICH VARY DEPENDING ON THE PROVINCE. PURCHASERS OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS ARE ADVISED TO SEEK LEGAL ADVICE PRIOR TO ANY RESALE OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS.

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IN ONTARIO, THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WILL, AND IN OTHER CANADIAN JURISDICTIONS, THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS MAY, BE DISTRIBUTED THROUGH ONE OR MORE DEALERS REGISTERED WITH THE RELEVANT SECURITIES REGULATORY AUTHORITY. THE FUND IS NOT A “CONNECTED ISSUER” OR “RELATED ISSUER,” WITHIN THE MEANING OF NATIONAL INSTRUMENT 33-105 – UNDERWRITING CONFLICTS OF THE CANADIAN SECURITIES ADMINISTRATORS, OF ANY SUCH DEALER.

ENFORCEMENT OF LEGAL RIGHTS

ALL OF THE FUND, ITS LEGAL REPRESENTATIVES, THE Manager, AND THEIR RESPECTIVE DIRECTORS AND OFFICERS MAY BE LOCATED OUTSIDE OF CANADA AND, AS A RESULT, IT MAY NOT BE POSSIBLE FOR CANADIAN PURCHASERS TO EFFECT SERVICE OF PROCESS WITHIN CANADA UPON THE FUND, ITS LEGAL REPRESENTATIVES, THE Manager, OR THEIR DIRECTORS OR OFFICERS. ALL OR A SUBSTANTIAL PORTION OF THE ASSETS OF THE FUND, ITS LEGAL REPRESENTATIVES, THE Manager, AND SUCH PERSONS MAY BE LOCATED OUTSIDE OF CANADA AND, AS A RESULT, IT MAY NOT BE POSSIBLE TO SATISFY A JUDGMENT AGAINST THE FUND, ITS LEGAL REPRESENTATIVES, THE Manager, AND SUCH PERSONS IN CANADA OR TO ENFORCE A JUDGMENT OBTAINED IN CANADIAN COURTS AGAINST THE FUND, ITS LEGAL REPRESENTATIVES, THE Manager, OR SUCH PERSONS OUTSIDE OF CANADA.

SECURITIES LEGISLATION IN CERTAIN OF THE CANADIAN JURISDICTIONS REQUIRES PURCHASERS TO BE PROVIDED WITH A REMEDY FOR RESCISSION OR DAMAGES, OR BOTH, IN ADDITION TO AND NOT IN DEROGATION FROM ANY OTHER RIGHT THEY MAY HAVE AT LAW, WHERE AN OFFERING MEMORANDUM AND ANY AMENDMENT TO IT CONTAINS A MISREPRESENTATION. THESE REMEDIES MUST BE EXERCISED BY THE PURCHASER WITHIN THE TIME LIMITS PRESCRIBED BY THE APPLICABLE SECURITIES LEGISLATION.

PURCHASERS SHOULD REFER TO THE APPLICABLE PROVISIONS OF THE SECURITIES LEGISLATION FOR THE COMPLETE TEXT OF THESE RIGHTS OR CONSULT WITH A LEGAL ADVISER.

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THE APPLICABLE CONTRACTUAL AND/OR STATUTORY RIGHTS ARE SUMMARIZED BELOW. THE SUMMARY IS SUBJECT TO THE EXPRESS PROVISIONS OF THE APPLICABLE PROVINCIAL SECURITIES LAWS AND THE REGULATIONS AND RULES THEREUNDER AND REFERENCE IS MADE THERETO FOR THE COMPLETE TEXT OF SUCH PROVISIONS.

THIS MEMORANDUM CONTAINS, PROXIMATE TO THE FORWARD-LOOKING INFORMATION, REASONABLE CAUTIONARY LANGUAGE IDENTIFYING THE FORWARD-LOOKING INFORMATION AS SUCH, AND IDENTIFYING MATERIAL FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM A CONCLUSION, FORECAST OR PROJECTION IN THE FORWARD-LOOKING INFORMATION, AND A STATEMENT OF MATERIAL FACTORS OR ASSUMPTIONS THAT WERE APPLIED IN DRAWING A CONCLUSION OR MAKING A FORECAST OR PROJECTION SET OUT IN THE FORWARD-LOOKING INFORMATION; AND

THE FUND HAS A REASONABLE BASIS FOR DRAWING THE CONCLUSION OR MAKING THE FORECASTS AND PROJECTIONS SET OUT IN THE FORWARD LOOKING INFORMATION.

THE FOREGOING RIGHTS DO NOT APPLY IF THE PURCHASER IS:

(A) A CANADIAN FINANCIAL INSTITUTION (AS DEFINED IN NATIONAL INSTRUMENT 45-106 - PROSPECTUS AND REGISTRATION EXEMPTIONS OF THE CANADIAN SECURITIES ADMINISTRATORS) OR A SCHEDULE III BANK;

(B) THE BUSINESS DEVELOPMENT BANK OF CANADA INCORPORATED UNDER THE BUSINESS DEVELOPMENT BANK OF CANADA ACT (CANADA); OR

(C) A SUBSIDIARY OF ANY PERSON REFERRED TO IN PARAGRAPHS (A) AND (B), IF THE PERSON OWNS ALL OF THE VOTING SECURITIES OF THE SUBSIDIARY, EXCEPT THE VOTING SECURITIES REQUIRED BY LAW TO BE OWNED BY DIRECTORS OF THAT SUBSIDIARY.

THE FOREGOING SUMMARY IS SUBJECT TO THE EXPRESS PROVISIONS OF THE SECURITIES ACT (ONTARIO) AND THE RULES, REGULATIONS AND OTHER INSTRUMENTS THEREUNDER, AND REFERENCE IS MADE TO THE COMPLETE TEXT OF SUCH PROVISIONS CONTAINED THEREIN. SUCH PROVISIONS MAY CONTAIN LIMITATIONS AND STATUTORY DEFENSES ON WHICH THE FUND MAY RELY. THE RIGHTS OF ACTION DESCRIBED HEREIN ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHT OR REMEDY THAT THE PURCHASER MAY HAVE AT LAW.

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ONTARIO

PURCHASERS IN ONTARIO TO WHOM THIS MEMORANDUM IS DELIVERED AND WHO PURCHASE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN RELIANCE ON THE PROSPECTUS EXEMPTION PROVIDED BY SECTION 2.3 OF ONTARIO SECURITIES COMMISSION RULE 45-501 ARE HEREBY GRANTED THE FOLLOWING RIGHTS:

IN THE EVENT THAT THIS MEMORANDUM OR ANY AMENDMENT THERETO DELIVERED TO A PURCHASER OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN ONTARIO CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT THAT IS REQUIRED TO BE STATED OR THAT IS NECESSARY TO MAKE ANY STATEMENT THEREIN NOT MISLEADING IN THE LIGHT OF THE CIRCUMSTANCES IN WHICH IT WAS MADE (HEREIN CALLED A “MISREPRESENTATION”) AND IT WAS A MISREPRESENTATION AT THE TIME OF PURCHASE, THE PURCHASER WILL BE DEEMED TO HAVE RELIED UPON THE MISREPRESENTATION AND WILL, SUBJECT AS HEREINAFTER PROVIDED, HAVE A RIGHT OF ACTION AGAINST THE FUND FOR DAMAGES, OR, WHILE STILL THE OWNER OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS PURCHASED BY THAT PURCHASER FOR RESCISSION, IN WHICH CASE, IF THE PURCHASER ELECTS TO EXERCISE THE RIGHT OF RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE FUND, PROVIDED THAT:

THE RIGHT OF ACTION FOR RESCISSION WILL BE EXERCISABLE BY A PURCHASER ONLY IF THE PURCHASER GIVES NOTICE TO THE FUND NOT LATER THAN 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

THE RIGHT OF ACTION FOR DAMAGES OR ANY OTHER ACTION OTHER THAN THE RIGHT OF ACTION FOR RESCISSION WILL BE EXERCISABLE BY A PURCHASER ONLY IF THE PURCHASER GIVES NOTICE TO THE FUND NOT LATER THAN THE EARLIER OF (I) 180 DAYS AFTER THE PURCHASER HAD KNOWLEDGE OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION OR (II) THREE YEARS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

THE FUND WILL NOT BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WITH KNOWLEDGE OF THE MISREPRESENTATION;

IN THE CASE OF AN ACTION FOR DAMAGES, THE FUND WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WERE SOLD TO PURCHASER.

THE STATUTORY RIGHTS DISCUSSED ABOVE ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHT THE PURCHASER MAY HAVE AT LAW.

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QUEBEC

IN QUEBEC, EVERY PERSON WHO HAS SUBSCRIBED FOR SECURITIES PURSUANT TO THIS MEMORANDUM MAY, IN THE EVENT THAT THIS MEMORANDUM CONTAINS A MISREPRESENTATION, APPLY TO HAVE THE CONTRACT RESCINDED OR THE PRICE REVISED, WITHOUT PREJUDICE TO HIS OR HER CLAIM FOR DAMAGES, PROVIDED THAT NO ACTION MAY BE COMMENCED TO ENFORCE SUCH RIGHT UNLESS THE RIGHT IS EXERCISED:

IN THE CASE OF RESCISSION OR REVISION OF THE PRICE, WITHIN ONE YEAR FROM THE DATE OF THE TRANSACTION; AND

IN THE CASE OF DAMAGES, WITHIN ONE YEAR OF THE DATE ON WHICH THE PERSON ACQUIRED KNOWLEDGE OF THE FACTS GIVING RISE TO THE ACTION, EXCEPT UPON PROOF THAT THE PLAINTIFF ACQUIRED SUCH KNOWLEDGE MORE THAN ONE YEAR AFTER THE DATE OF THE TRANSACTION AS A RESULT OF THE NEGLIGENCE OF THE PLAINTIFF.

AN ACTION FOR RESCISSION OR REVISION OF THE PRICE OR DAMAGES AGAINST THE ISSUER, THE DEFENDANT MAY DEFEAT THE APPLICATION ONLY IF IT IS PROVED THAT THE PLAINTIFF KNEW, AT THE TIME OF THE TRANSACTION, OF THE ALLEGED MISREPRESENTATION.

BRITISH COLUMBIA

IN THE EVENT THAT THIS MEMORANDUM OR ANY AMENDMENT THERETO DELIVERED TO A PURCHASER OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN BRITISH COLUMBIA CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT THAT IS REQUIRED TO BE STATED OR IS NECESSARY IN ORDER TO PREVENT ANY STATEMENT THAT IS BEING MADE FROM NOT BEING FALSE OR MISLEADING IN THE CIRCUMSTANCES IN WHICH IT WAS MADE (HEREIN CALLED A “MISREPRESENTATION”) AND IT WAS A MISREPRESENTATION AT THE TIME OF PURCHASE, THE PURCHASER WILL BE DEEMED TO HAVE RELIED UPON THE MISREPRESENTATION AND WILL, SUBJECT AS HEREINAFTER PROVIDED, HAVE A RIGHT OF ACTION AGAINST THE FUND FOR DAMAGES, OR, WHILE STILL THE OWNER OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS PURCHASED BY THAT PURCHASER, FOR RESCISSION, IN WHICH CASE, IF THE PURCHASER ELECTS TO EXERCISE THE RIGHT OF RESCISSION, THE PURCHASER WILL HAVE NO RIGHT OF ACTION FOR DAMAGES AGAINST THE FUND, PROVIDED THAT:

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THE RIGHT OF ACTION FOR RESCISSION OR DAMAGES IS ENFORCEABLE BY A PURCHASER ON NOTICE BY THE PURCHASER TO THE FUND ON OR BEFORE THE 90TH DAY AFTER THE DATE ON WHICH PAYMENT IS MADE FOR LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS OR ON WHICH THE INITIAL PAYMENT WAS MADE FOR THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS, IF PAYMENTS SUBSEQUENT TO THE INITIAL PAYMENT ARE MADE UNDER A CONTRACTUAL COMMITMENT ENTERED INTO BEFORE, OR CONCURRENTLY WITH, THE INITIAL PAYMENT;

A PURCHASER WILL NOT BE ENTITLED TO COMMENCE AN ACTION TO ENFORCE A RIGHT: (I) IN THE CASE OF AN ACTION FOR RESCISSION, MORE THAN 180 DAYS AFTER THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION; OR (II) IN THE CASE OF AN ACTION FOR DAMAGES, MORE THAN THE EARLIER OF 180 DAYS AFTER THE DATE THE PURCHASER FIRST HAD KNOWLEDGE OF THE FACTS THAT GAVE RISE TO THE CAUSE OF ACTION OR THREE YEARS FROM THE DATE OF THE TRANSACTION THAT GAVE RISE TO THE CAUSE OF ACTION;

THE FUND WILL NOT BE LIABLE IF IT PROVES THAT THE PURCHASER PURCHASED THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WITH KNOWLEDGE OF THE MISREPRESENTATION;

IN THE CASE OF AN ACTION FOR DAMAGES, THE FUND WILL NOT BE LIABLE FOR ALL OR ANY PORTION OF THE DAMAGES THAT IT PROVES DOES NOT REPRESENT THE DEPRECIATION IN VALUE OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS AS A RESULT OF THE MISREPRESENTATION RELIED UPON; AND

IN NO CASE WILL THE AMOUNT RECOVERABLE IN ANY ACTION EXCEED THE PRICE AT WHICH THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS WERE SOLD TO THE PURCHASER.

THE CONTRACTUAL RIGHTS DISCUSSED ABOVE ARE IN ADDITION TO AND WITHOUT DEROGATION FROM ANY OTHER RIGHTS OR REMEDIES AVAILABLE AT LAW TO THE PURCHASER.

DESIGNATION OF ONTARIO DEALER (ONTARIO ONLY)

UNLESS THE FUND HAS ENGAGED AN ONTARIO-REGISTERED DEALER TO PLACE THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN ONTARIO, EACH PURCHASER OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN ONTARIO WILL BE REQUIRED TO DESIGNATE AN ONTARIO-REGISTERED DEALER TO COMPLETE THE PURCHASE OF THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS ON ITS BEHALF. THE STAFF OF THE ONTARIO SECURITIES COMMISSION TAKE THE POSITION THAT A PERSON THAT PROVIDES INVESTMENT ADVICE TO A FUND THAT DISTRIBUTES ITS INTERESTS IN ONTARIO IS CONSIDERED TO BE ACTING AS AN ADVISER IN ONTARIO, AND IS SUBJECT TO THE REQUIREMENT TO REGISTER AS AN ADVISER, NOTWITHSTANDING THAT THE ADVICE MAY BE GIVEN TO AND RECEIVED BY THE FUND OUTSIDE OF ONTARIO. THE Manager IS NOT REGISTERED IN ONTARIO. HOWEVER, THE Manager MAY RELY UPON AN EXEMPTION FROM THE ADVISER REGISTRATION REQUIREMENT IF THE INTERESTS ARE DISTRIBUTED THROUGH AN ONTARIO-REGISTERED DEALER. ACCORDINGLY, UNLESS THE FUND HAS ENGAGED AN ONTARIO-REGISTERED DEALER TO PLACE THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IN ONTARIO, NO SALE WILL BE MADE TO A PURCHASER RESIDENT IN ONTARIO UNLESS A DESIGNATION FORM HAS BEEN COMPLETED AND DELIVERED TO THE FUND.

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CERTAIN CANADIAN INCOME TAX CONSIDERATIONS

PROSPECTIVE PURCHASERS OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO ANY TAXES IN CONNECTION WITH THE ACQUISITION, HOLDING OR DISPOSITION OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS. IT IS RECOMMENDED THAT TAX ADVISORS BE EMPLOYED IN CANADA, AS THERE ARE A NUMBER OF SUBSTANTIVE CANADIAN TAX COMPLIANCE REQUIREMENTS FOR CANADIAN INVESTORS.

NOTICE TO RESIDENTS IN THE CAYMAN ISLANDS

INTERESTS MAY BE BENEFICIALLY OWNED BY PERSONS RESIDENT, DOMICILED, ESTABLISHED, INCORPORATED OR REGISTERED IN THE CAYMAN ISLANDS PURSUANT TO THE LAWS OF THE CAYMAN ISLANDS. THE FUND, HOWEVER, WILL NOT UNDERTAKE BUSINESS WITH THE PUBLIC IN THE CAYMAN ISLANDS OTHER THAN SO FAR AS MAY BE NECESSARY FOR THE CARRYING ON OF THE BUSINESS OF THE FUND EXTERIOR TO THE ISLANDS. “PUBLIC” FOR THESE PURPOSES DOES NOT INCLUDE ANY EXEMPTED OR ORDINARY NON-RESIDENT COMPANY REGISTERED UNDER THE COMPANIES LAW OR A FOREIGN COMPANY REGISTERED PURSUANT TO PART IX OF THE COMPANIES LAW OR ANY SUCH COMPANY ACTING AS Manager OF A PARTNERSHIP REGISTERED PURSUANT TO SECTION 9(1) OF THE EXEMPTED LIMITED PARTNERSHIP LAW (2007 REVISION) OR ANY DIRECTOR OR OFFICER OF SUCH PARTNERSHIP ACTING IN SUCH CAPACITY OR THE TRUSTEE OF ANY TRUST REGISTERED OR CAPABLE OF REGISTRATION PURSUANT TO SECTION 74 OF THE TRUSTS LAW (2007 REVISION).

NOTICE TO RESIDENTS OF THE PEOPLE’S REPUBLIC OF CHINA

THE INTERESTS MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY IN THE PEOPLE’S REPUBLIC OF CHINA (WHICH, FOR SUCH PURPOSES, DOES NOT INCLUDE THE HONG KONG OR MACAU SPECIAL ADMINISTRATIVE REGIONS OR TAIWAN) (THE “PRC”). THE INFORMATION CONTAINED IN THIS MEMORANDUM WILL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY INTERESTS WITHIN THE PRC. THIS MEMORANDUM AND THE INFORMATION CONTAINED IN THIS MEMORANDUM HAVE NOT BEEN AND WILL NOT BE SUBMITTED TO OR APPROVED/VERIFIED BY OR REGISTERED WITH ANY RELEVANT GOVERNMENTAL AUTHORITIES IN THE PRC AND MAY NOT BE SUPPLIED TO THE PUBLIC IN THE PRC OR USED IN CONNECTION WITH ANY OFFER FOR THE SUBSCRIPTION OR SALE OF THE INTERESTS IN THE PRC. THE INTERESTS MAY ONLY BE OFFERED OR SOLD TO PRC INVESTORS THAT ARE AUTHORIZED TO ENGAGE IN THE PURCHASE OF INTERESTS OF THE TYPE BEING OFFERED OR SOLD. PRC INVESTORS ARE RESPONSIBLE FOR OBTAINING ALL RELEVANT GOVERNMENT REGULATORY APPROVALS/LICENSES, VERIFICATION AND/OR REGISTRATION THEMSELVES, INCLUDING, BUT NOT LIMITED TO, ANY WHICH MAY BE REQUIRED FROM THE STATE ADMINISTRATION OF FOREIGN EXCHANGE, THE CHINA SECURITIES REGULATORY COMMISSION, THE CHINA BANKING REGULATORY COMMISSION, THE CHINA INSURANCE REGULATORY COMMISSION AND OTHER REGULATORY BODIES, AND COMPLYING WITH ALL RELEVANT PRC REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY RELEVANT FOREIGN EXCHANGE REGULATIONS AND/OR OVERSEAS INVESTMENT REGULATIONS.

NOTICE TO RESIDENTS OF DENMARK

THIS MEMORANDUM HAS NOT BEEN AND WILL NOT BE FILED WITH OR APPROVED BY THE DANISH FINANCIAL SUPERVISORY AUTHORITY OR ANY OTHER REGULATORY AUTHORITY IN DENMARK AND THE INTERESTS HAVE NOT BEEN AND ARE NOT INTENDED TO BE LISTED ON A DANISH REGULATED MARKET. THE INTERESTS HAVE NOT BEEN AND WILL NOT BE OFFERED TO THE PUBLIC IN DENMARK. CONSEQUENTLY, THIS MEMORANDUM MAY NOT BE MADE AVAILABLE AND THE INTERESTS MAY NOT OTHERWISE BE MARKETED OR OFFERED FOR SALE DIRECTLY OR INDIRECTLY TO ANY NATURAL OR LEGAL PERSON IN DENMARK, OTHER THAN TO NATURAL OR LEGAL PERSONS WHO WILL COMMIT TO INVEST IN THE INTERESTS FOR A TOTAL OF AT LEAST €50,000 PER INVESTOR IN RESPECT OF EACH SEPARATE OFFER OR OTHERWISE IN COMPLIANCE WITH AN EXEMPTION UNDER EXECUTIVE ORDER NO. 223 OF 10 MARCH 2010.

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NOTICE TO RESIDENTS OF FINLAND

THIS MEMORANDUM HAS BEEN PREPARED FOR PRIVATE INFORMATION PURPOSES AND HAS NOT BEEN DISTRIBUTED TO MORE THAN 100 FINNISH RESIDENTS. IT MAY NOT BE USED FOR AND SHALL NOT BE DEEMED A PUBLIC OFFERING OF THE INTERESTS. IT MAY NOT BE USED FOR AND SHALL NOT BE DEEMED THE MARKETING, ISSUANCE OR OFFERING OF SECURITIES TO THE PUBLIC IN FINLAND. FURTHERMORE, SUBSCRIPTIONS FOR INTERESTS IN THE FUND WILL ONLY BE ACCEPTED FROM A VERY LIMITED NUMBER OF PROFESSIONAL INVESTORS AND ANY TRANSFERS OF INTERESTS ARE SUBJECT TO THE CONSENT OF THE Manager WHICH WILL NOT BE GIVEN WITH RESPECT TO OTHER TRANSFEREES THAN THOSE BEING PROFESSIONAL INVESTORS. THUS INTERESTS IN THE FUND MAY ONLY BE HELD BY A LIMITED NUMBER OF PROFESSIONAL INVESTORS APPROVED BY THE Manager. BECAUSE OF THIS CLOSED-ENDED NATURE OF THE FUND, THE FUND AND ANY SUBSCRIPTION OF INTERESTS IN THE FUND ARE NOT SUBJECT TO THE PROVISIONS OF THE FINNISH SECURITIES MARKETS ACT (ARVOPAPERIMARKKINALAKI, 495/1989, AS AMENDED) OR THE PROVISIONS OF THE FINNISH MUTUAL FUNDS ACT (SIJOITUSRAHASTOLAKI, 48/1999, AS AMENDED). ACCORDINGLY, PROSPECTIVE LIMITED PARTNERS SHOULD NOTE THAT THE FINNISH FINANCIAL SUPERVISION AUTHORITY (RAHOITUSTARKASTUS OR “FFSA”) HAS NOT AUTHORIZED ANY OFFERING FOR THE SUBSCRIPTION OF THE INTERESTS AND THAT THIS MEMORANDUM IS NEITHER A PROSPECTUS WITHIN THE MEANING SET FORTH IN THE FINNISH SECURITIES MARKETS ACT NOR A PARTNERSHIP PROSPECTUS AS DEFINED IN THE FINNISH MUTUAL FUNDS ACT. PROSPECTIVE INVESTORS SHOULD ALSO NOTE THAT THE Manager IS NOT AN INVESTMENT FIRM (SIJOITUSPALVELUYRITYS) AS DEFINED IN THE FINNISH INVESTMENT FIRMS ACT (LAKI SIJOITUSPALVELUYRITYKSISTÄ, 579/1996), OR IS IT SUBJECT TO THE SUPERVISION OF THE FFSA. THE INTERESTS MAY NOT BE OFFERED OR SOLD IN FINLAND OR TO RESIDENTS THEREOF EXCEPT AS PERMITTED BY FINNISH LAW. THIS MEMORANDUM IS STRICTLY FOR PRIVATE USE BY ITS HOLDER AND MAY NOT BE PASSED ON TO THIRD PARTIES OR OTHERWISE DISTRIBUTED PUBLICLY. THIS MEMORANDUM SHALL NOT, IN ADDITION TO EVERYTHING ELSE STATED AND EXCLUDED HEREIN, BE CONSIDERED TO CONSTITUTE AN OFFER UNDER THE FINNISH ACT ON CONTRACTS (13.6.1929/228, AS AMENDED). ADDITIONALLY, NO SUBSCRIPTION OR PURCHASE OF INTERESTS AS PRESENTED IN THIS MEMORANDUM SHALL BE GOVERNED BY THE FINNISH ACT ON TRADE OF GOODS (27.3.1987/355, AS AMENDED).

NOTICE TO RESIDENTS OF FRANCE

THIS MEMORANDUM HAS NOT BEEN PREPARED IN THE CONTEXT OF A PUBLIC OFFERING OF SECURITIES IN FRANCE WITHIN THE MEANING OF ARTICLE L.411-1 ET SEQ. OF THE FRENCH CODE MONÉTAIRE ET FINANCIER AND 211-1 ET SEQ. OF THE AUTORITÉ DES MARCHÉS FINANCIERS (THE “AMF”) GENERAL REGULATIONS AND HAS THEREFORE NOT BEEN SUBMITTED TO THE AMF FOR PRIOR APPROVAL OR OTHERWISE.

ACCORDINGLY, THE INTERESTS MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN FRANCE AND NEITHER THIS MEMORANDUM NOR ANY OTHER OFFERING MATERIAL RELATING TO THE INTERESTS HAS BEEN DISTRIBUTED OR CAUSED TO BE DISTRIBUTED OR WILL BE DISTRIBUTED OR CAUSED TO BE DISTRIBUTED TO THE PUBLIC IN FRANCE, EXCEPT TO QUALIFIED INVESTORS (INVESTISSEURS QUALIFIÉS) PROVIDED THAT SUCH INVESTORS ARE ACTING FOR THEIR OWN ACCOUNT AND/OR TO PERSONS PROVIDING PORTFOLIO MANAGEMENT FINANCIAL SERVICES (PERSONNES FOURNISSANT LES SERVICES D’INVESTISSEMENT DE GESTION DE PORTEFEUILLE POUR COMPTE DE TIERS), ALL AS DEFINED AND IN ACCORDANCE WITH ARTICLES L. 411-1, L.411-2, D.411-1 TO D.411-3, D.744-1, D.754-1 AND D.764-1 OF THE FRENCH CODE MONÉTAIRE ET FINANCIER.

INTERESTS MAY ONLY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, TO THE PUBLIC IN THE REPUBLIC OF FRANCE IN ACCORDANCE WITH APPLICABLE LAWS RELATING TO

PUBLIC OFFERINGS (WHICH ARE IN PARTICULAR EMBODIED IN ARTICLES L.411-1, L.411-2, L.412-1 AND L.621-8 TO L.621-8-3 OF THE FRENCH CODE MONÉTAIRE ET FINANCIER AND ARTICLE 211-1 ET SEQ. OF THE AMF GENERAL REGULATIONS).

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NOTICE TO RESIDENTS OF GERMANY

THE INTERESTS HAVE NOT BEEN NOTIFIED TO, REGISTERED WITH OR APPROVED BY THE GERMAN FEDERAL FINANCIAL SUPERVISORY AUTHORITY (BUNDESANSTALT FÜR FINANZDIENSTLEISTUNGSAUFSICHT - BAFIN) FOR PUBLIC OFFER OR PUBLIC DISTRIBUTION UNDER GERMAN LAW.

ACCORDINGLY, THE INTERESTS MAY NOT BE DISTRIBUTED/OFFERED TO OR WITHIN GERMANY BY WAY OF A PUBLIC DISTRIBUTION/OFFER WITHIN THE MEANING OF APPLICABLE GERMAN LAWS, PUBLIC ADVERTISEMENT OR IN ANY SIMILAR MANNER. THIS MEMORANDUM AND ANY OTHER DOCUMENT RELATING TO THE OFFER OF THE INTERESTS, AS WELL AS ANY INFORMATION CONTAINED THEREIN, MAY NOT BE SUPPLIED TO THE PUBLIC IN GERMANY OR USED IN CONNECTION WITH ANY OFFER FOR SUBSCRIPTION OF THE INTERESTS TO THE PUBLIC IN GERMANY OR ANY OTHER MEANS OF PUBLIC MARKETING.

THIS MEMORANDUM AND ANY OTHER DOCUMENT RELATING TO THE OFFER OF INTERESTS ARE STRICTLY CONFIDENTIAL AND MAY NOT BE DISTRIBUTED TO ANY PERSON OR ENTITY OTHER THAN THE RECIPIENT HEREOF TO WHOM THIS MEMORANDUM IS PERSONALLY ADDRESSED.

NOTICE TO RESIDENTS OF GREECE

THIS MEMORANDUM AND INTERESTS TO WHICH IT RELATES AND ANY OTHER MATERIAL RELATED THERETO MAY NOT BE ADVERTISED, DISTRIBUTED OR OTHERWISE MADE AVAILABLE TO THE PUBLIC IN GREECE. THE GREEK CAPITAL MARKET COMMISSION HAS NOT AUTHORIZED ANY PUBLIC OFFERING OF THE SUBSCRIPTION OR INTERESTS IN THE FUND; ACCORDINGLY, INTERESTS MAY NOT BE ADVERTISED, DISTRIBUTED OR IN ANY WAY OFFERED OR SOLD IN GREECE OR TO RESIDENTS THEREOF EXCEPT AS PERMITTED BY GREEK LAW. THIS MEMORANDUM AND THE INFORMATION CONTAINED HEREIN DO NOT AND WILL NOT BE DEEMED TO CONSTITUTE AN INVITATION TO THE PUBLIC IN GREECE TO PURCHASE INTERESTS. THE FUND DOES NOT HAVE A GUARANTEED PERFORMANCE AND PAST RETURNS DO NOT GUARANTEE FUTURE ONES.

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NOTICE TO RESIDENTS OF GUERNSEY

INTERESTS ARE NOT OFFERED AND ARE NOT TO BE OFFERED TO THE PUBLIC IN THE BAILIWICK OF GUERNSEY. PERSONS RESIDENT IN GUERNSEY MAY ONLY APPLY FOR INTERESTS IN THE FUND PURSUANT TO PRIVATE PLACEMENT ARRANGEMENTS. THIS MEMORANDUM HAS NOT BEEN FILED WITH THE GUERNSEY FINANCIAL SERVICES COMMISSION PURSUANT TO ANY RELEVANT LEGISLATION AND NO AUTHORIZATIONS IN RESPECT OF THE PROTECTION OF INVESTORS (BAILIWICK OF GUERNSEY) LAW 1987 HAVE BEEN ISSUED BY THE GUERNSEY FINANCIAL SERVICES COMMISSION IN RESPECT OF IT.

NOTICE TO RESIDENTS OF HONG KONG

THE CONTENTS OF THIS MEMORANDUM HAVE NOT BEEN REVIEWED OR APPROVED BY ANY REGULATORY AUTHORITY IN HONG KONG. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR INVITATION TO THE PUBLIC IN HONG KONG TO ACQUIRE INTEREST IN THE FUND. NO PERSON MAY OFFER OR SELL IN HONG KONG, BY MEANS OF ANY DOCUMENT, ANY INTERESTS OTHER THAN (A) TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE (CAP. 571) OF HONG KONG AND ANY RULES MADE UNDER THAT ORDINANCE; OR (B) IN OTHER CIRCUMSTANCES WHICH DO NOT RESULT IN THE DOCUMENT BEING A “PROSPECTUS” AS DEFINED IN THE COMPANIES ORDINANCE (CAP. 32) OF HONG KONG OR WHICH DO NOT CONSTITUTE AN OFFER TO THE PUBLIC WITHIN THE MEANING OF THAT ORDINANCE.

NO PERSON MAY ISSUE, OR HAVE IN ITS POSSESSION FOR THE PURPOSES OF ISSUE, WHETHER IN HONG KONG OR ELSEWHERE, ANY ADVERTISEMENT, INVITATION OR DOCUMENT RELATING TO THE INTERESTS, WHICH IS DIRECTED AT, OR THE CONTENTS OF WHICH ARE LIKELY TO BE ACCESSED OR READ BY, THE PUBLIC IN HONG KONG (EXCEPT IF PERMITTED TO DO SO UNDER THE SECURITIES LAWS OF HONG KONG) OTHER THAN WITH RESPECT TO INTERESTS WHICH ARE OR ARE INTENDED TO BE DISPOSED OF ONLY TO PERSONS OUTSIDE HONG KONG OR ONLY TO “PROFESSIONAL INVESTORS” AS DEFINED IN THE SECURITIES AND FUTURES ORDINANCE (CAP. 571) OF HONG KONG AND ANY RULES MADE UNDER THAT ORDINANCE. THE OFFER OF INTERESTS IN THE FUND IS PERSONAL TO THE PERSON TO WHOM THIS MEMORANDUM HAS BEEN DELIVERED BY OR ON BEHALF OF THE FUND, AND A SUBSCRIPTION FOR INTERESTS IN THE FUND WILL ONLY BE ACCEPTED FROM SUCH PERSON. NO PERSON TO WHOM A COPY OF THIS MEMORANDUM IS ISSUED MAY ISSUE, CIRCULATE OR DISTRIBUTE THIS MEMORANDUM IN HONG KONG OR MAKE OR GIVE A COPY OF THIS MEMORANDUM TO ANY OTHER PERSON. THE INVESTOR IS ADVISED TO EXERCISE CAUTION IN RELATION TO THE OFFER. IF THE INVESTOR IS IN ANY DOUBT ABOUT ANY OF THE CONTENTS OF THIS MEMORANDUM, IT SHOULD OBTAIN INDEPENDENT PROFESSIONAL ADVICE.

NOTICE TO RESIDENTS OF INDIA

THE INTERESTS MENTIONED HEREIN ARE NOT BEING OFFERED TO INDIAN RESIDENTS (INDIVIDUALS OR OTHERWISE) FOR SALE OR SUBSCRIPTION, BUT ARE BEING PRIVATELY PLACED WITH A LIMITED NUMBER OF SOPHISTICATED PRIVATE AND INSTITUTIONAL INVESTORS OUTSIDE INDIA AND WILL NOT BE REGISTERED AND/OR APPROVED BY SEBI OR ANY OTHER LEGAL OR REGULATORY AUTHORITY IN INDIA.

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NOTICE TO RESIDENTS OF IRELAND

THIS MEMORANDUM AND THE INFORMATION CONTAINED HEREIN ARE PRIVATE AND CONFIDENTIAL AND ARE FOR THE USE SOLELY OF THE PERSON TO WHOM THIS MEMORANDUM IS ADDRESSED. IF A PROSPECTIVE INVESTOR IS NOT INTERESTED IN MAKING AN INVESTMENT, THIS MEMORANDUM SHOULD BE PROMPTLY RETURNED. THIS MEMORANDUM DOES NOT, AND SHALL NOT BE DEEMED TO, CONSTITUTE AN INVITATION TO THE PUBLIC IN IRELAND TO PURCHASE INTERESTS IN THE FUND. NO PERSON RECEIVING A COPY OF THIS MEMORANDUM MAY TREAT IT AS CONSTITUTING AN INVITATION TO THEM TO PURCHASE INTERESTS IN THE FUND OR A SOLICITATION TO ANYONE OTHER THAN THE ADDRESSEE.

THIS MEMORANDUM HAS NOT BEEN APPROVED BY THE CENTRAL BANK OF IRELAND. THE FUND HAS NOT BEEN AUTHORIZED AND IS NOT SUPERVISED BY THE CENTRAL BANK OF IRELAND. ACCORDINGLY, NO ACTION WILL BE TAKEN BY THE FUND, THE FUND Manager OR ITS PLACEMENT AGENT(S), AND NO INTERESTS IN THE FUND MAY BE OFFERED OR SOLD IN IRELAND, IN CIRCUMSTANCES WHICH WOULD OPEN THE FUND TO PARTICIPATION BY THE PUBLIC IN IRELAND (WITHIN THE MEANING OF SECTION 9 OF THE UNIT TRUSTS ACT 1990 OF IRELAND).

THE OFFER FOR SALE OF INTERESTS IN THE FUND SHALL NOT BE MADE BY ANY PERSON IN IRELAND OTHERWISE THAN IN CONFORMITY WITH THE PROVISIONS OF THE MIFID REGULATIONS (S.I. 60 OF 2007) (AS AMENDED) AND IN ACCORDANCE WITH ANY CODES, GUIDANCE OR REQUIREMENTS IMPOSED BY THE CENTRAL BANK OF IRELAND THEREUNDER.

NOTICE TO RESIDENTS OF ISRAEL

THIS MEMORANDUM HAS NOT BEEN APPROVED FOR PUBLIC OFFERING BY THE ISRAELI SECURITIES AUTHORITY. THE INTERESTS ARE BEING OFFERED TO A LIMITED NUMBER OF INVESTORS (35 INVESTORS OR LESS) AND/OR SPECIAL TYPES OF INVESTORS (“INVESTORS”) SUCH AS: MUTUAL TRUST FUNDS, MANAGING COMPANIES OF MUTUAL TRUST FUNDS, PROVIDENT FUNDS, MANAGING COMPANIES OF PROVIDENT FUNDS, INSURANCE COMPANIES, BANKING CORPORATIONS AND SUBSIDIARY CORPORATIONS, EXCEPT FOR MUTUAL SERVICE COMPANIES (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), PORTFOLIO MANAGERS (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), INVESTMENT COUNSELORS (PURCHASING SECURITIES FOR THEMSELVES), PARTNERS OF THE TEL-AVIV STOCK EXCHANGE (PURCHASING SECURITIES FOR THEMSELVES AND FOR CLIENTS WHO ARE INVESTORS), UNDERWRITERS (PURCHASING SECURITIES FOR THEMSELVES), VENTURE CAPITAL FUNDS, CORPORATE ENTITIES THE MAIN BUSINESS OF WHICH IS THE CAPITAL MARKET AND WHICH ARE WHOLLY OWNED BY INVESTORS, AND CORPORATE ENTITIES WHOSE NET WORTH EXCEEDS NIS 250 MILLION, EXCEPT FOR THOSE INCORPORATED FOR THE PURPOSE OF PURCHASING SECURITIES IN A SPECIFIC OFFER; AND IN ALL CASES UNDER CIRCUMSTANCES THAT WILL FALL WITHIN THE PRIVATE PLACEMENT EXEMPTION OR OTHER EXEMPTIONS OF THE SECURITIES LAW, 5728-1968 OR JOINT INVESTMENT TRUSTS LAW, 5754-1994. THIS MEMORANDUM MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, NOR BE FURNISHED TO ANY PERSON OTHER THAN THOSE TO WHOM COPIES HAVE BEEN SENT. ANY OFFEREE WHO PURCHASES AN INTEREST IS PURCHASING SUCH AN INTEREST FOR HIS OWN BENEFIT AND ACCOUNT AND NOT WITH THE AIM OR INTENTION OF DISTRIBUTING OR OFFERING SUCH AN INTEREST TO OTHER PARTIES. NOTHING IN THIS MEMORANDUM SHOULD BE CONSIDERED AS COUNSELING ADVICE OR INVESTMENT MARKETING, AS DEFINED IN THE REGULATION OF INVESTMENT COUNSELING, INVESTMENT MARKETING AND PORTFOLIO MANAGEMENT LAW, 5755-1995. INVESTORS ARE ENCOURAGED TO SEEK COMPETENT INVESTMENT COUNSELING FROM A LOCALLY LICENSED INVESTMENT COUNSELOR PRIOR TO MAKING THE INVESTMENT.

NOTICE TO RESIDENTS OF ITALY

THE OFFERING OF INTERESTS HAS NOT BEEN AUTHORIZED BY THE RELEVANT ITALIAN AUTHORITIES PURSUANT TO ARTICLE 42 AND ARTICLE 94 ET SEQ. OF LEGISLATIVE DECREE NO. 58, DATED 24 FEBRUARY 1998, AS AMENDED, AND, ACCORDINGLY, NO INTERESTS MAY BE OFFERED, SOLD, DELIVERED OR MARKETED TO INVESTORS OF ANY KIND IN THE REPUBLIC OF ITALY, NOR MAY COPIES OF THE MEMORANDUM OR OF ANY DOCUMENT RELATING TO THE ORDINARY SHARES BE DISTRIBUTED IN THE REPUBLIC OF ITALY.

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NOTICE TO RESIDENTS OF JAPAN

NEITHER THE FUND NOR ANY OF ITS AFFILIATES IS OR WILL BE REGISTERED AS A “FINANCIAL INSTRUMENTS FIRM” PURSUANT TO THE FINANCIAL INSTRUMENTS AND EXCHANGE LAW. NEITHER THE FINANCIAL SERVICES AGENCY OF JAPAN NOR THE KANTO LOCAL FINANCE BUREAU HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR OTHERWISE APPROVED OR AUTHORIZED THE OFFERING OF INTERESTS IN THE FUND TO INVESTORS RESIDENT IN JAPAN. NEITHER THE INTERESTS DESCRIBED IN THIS MEMORANDUM NOR THE OFFERING THEREOF HAS BEEN DISCLOSED PURSUANT TO THE SECURITIES EXCHANGE LAW OF JAPAN (LAW NO.25 OF 1948 AS AMENDED). THE PURCHASER OF AN INTEREST AGREES NOT TO RE-TRANSFER OR RE-ASSIGN SUCH INTEREST TO ANYONE OTHER THAN NON-RESIDENTS OF JAPAN EXCEPT PURSUANT TO A PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, AND OTHERWISE IN COMPLIANCE WITH, THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN (EXCEPT FOR RE-TRANSFER OR RE-ASSIGNMENT TO ONE PERSON BY ONE TRANSACTION OF ALL SUCH INTEREST PURCHASED BY SUCH PURCHASER). THE INTERESTS ARE BEING OFFERED TO A LIMITED NUMBER OF QUALIFIED INSTITUTIONAL INVESTORS (TEKIKAKU KIKAN TOSHIKA, AS DEFINED IN THE SECURITIES EXCHANGE LAW OF JAPAN) AND/OR A SMALL NUMBER OF INVESTORS, IN ALL CASES UNDER CIRCUMSTANCES THAT WILL FALL WITHIN THE PRIVATE PLACEMENT EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES EXCHANGE LAW AND OTHER RELEVANT LAWS AND REGULATIONS OF JAPAN. AS SUCH, THE INTERESTS HAVE NOT BEEN REGISTERED AND WILL NOT BE REGISTERED UNDER THE SECURITIES EXCHANGE LAW OF JAPAN. THIS MEMORANDUM IS CONFIDENTIAL AND IS INTENDED SOLELY FOR THE USE OF ITS RECIPIENT. ANY DUPLICATION OR REDISTRIBUTION OF THIS MEMORANDUM IS PROHIBITED. THE RECIPIENT OF THIS MEMORANDUM, BY ACCEPTING DELIVERY THEREOF, AGREES TO RETURN IT AND ALL RELATED DOCUMENTS TO THE PLACEMENT AGENT IF THE RECIPIENT ELECTS NOT TO PURCHASE ANY OF THE INTERESTS OFFERED HEREBY OR IF EARLIER REQUESTED BY THE PLACEMENT AGENT.

THERE IS A RISK THAT THE INVESTOR MAY LOSE THE PRINCIPAL AMOUNT HE OR SHE WILL INVEST AS A RESULT OF FLUCTUATIONS IN THE NET ASSET VALUE OF INTERESTS IN THE FUND DUE TO CHANGES IN THE PRICES OF SECURITIES OR OTHER FINANCIAL PRODUCTS HELD BY THE FUND, CHANGES IN FOREIGN EXCHANGE RATES AND OTHER FACTORS, IF ANY.

NOTICE TO RESIDENTS OF JERSEY

THE CONSENT OF THE JERSEY FINANCIAL SERVICES COMMISSION HAS NOT BEEN SOUGHT NOR GRANTED TO THE CIRCULATION IN JERSEY OF AN OFFER OF INTERESTS IN THE FUND PURSUANT TO ARTICLE 10 OF THE CONTROL OF BORROWING (JERSEY) ORDER 1958, AS AMENDED, AND, ACCORDINGLY, INTERESTS IN THE FUND MAY NOT BE OFFERED IN JERSEY.

NOTICE TO RESIDENTS OF KUWAIT

THIS MEMORANDUM AND ANY OTHER OFFERING MATERIALS, THE FUND AND INTERESTS HAVE NOT BEEN APPROVED OR LICENSED BY THE MINISTRY OF COMMERCE AND INDUSTRY OF THE STATE OF KUWAIT OR ANY OTHER RELEVANT KUWAITI GOVERNMENTAL AGENCY. NOTHING HEREIN CONSTITUTES, NOR SHALL BE DEEMED TO CONSTITUTE, AN INVITATION OR AN OFFER TO SELL INTERESTS IN THE FUND IN KUWAIT NOR IS INTENDED TO LEAD TO THE CONCLUSION OF ANY CONTRACT OF WHATSOEVER NATURE WITHIN KUWAIT.

THE OFFERING OF INTERESTS IN THE FUND IN KUWAIT ON THE BASIS OF A PRIVATE PLACEMENT OR PUBLIC OFFERING IS RESTRICTED IN ACCORDANCE WITH DECREE LAW NO. 31 OF 1990, AS AMENDED, ENTITLED “REGULATING SECURITIES OFFERINGS AND SALES” AND MINISTERIAL ORDER NO. 113 OF 1992, AS AMENDED AND ANY IMPLEMENTING REGULATIONS AND OTHER APPLICABLE LAWS AND REGULATIONS IN KUWAIT.

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NOTICE TO RESIDENTS OF LIECHTENSTEIN

THE INTERESTS OFFERED HEREBY MAY NOT BE PUBLICLY OFFERED, SOLD OR ADVERTISED IN LIECHTENSTEIN PURSUANT TO ART. 23 PARA. 1 OF THE LIECHTENSTEIN INVESTMENT ENTERPRISES ACT. THIS MEMORANDUM MAY ONLY BE CIRCULATED TO A LIMITED NUMBER OF PERSONS IN LIECHTENSTEIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, OR PROVIDED TO ANY PERSON OTHER THAN THE RECIPIENTS THEREOF. AT NO TIME AN OFFER SHALL BE MADE TO MORE THAN 20 PERSONS SIMULTANEOUSLY. SINCE THIS MEMORANDUM IS INTENDED SOLELY FOR A PRIVATE PLACEMENT, NO STEPS HAVE BEEN TAKEN TO REGISTER THE FUND AND/OR THIS MEMORANDUM AS A PROSPECTUS IN LIECHTENSTEIN.

NOTICE TO RESIDENTS OF LUXEMBOURG

THE INTERESTS MAY NOT BE PUBLICLY OFFERED OR SOLD IN THE GRAND-DUCHY OF LUXEMBOURG, EXCEPT FOR THE INTERESTS FOR WHICH THE REQUIREMENTS OF LUXEMBOURG LAW CONCERNING PUBLIC OFFERINGS OF SECURITIES HAVE BEEN MET. THE INTERESTS ARE OFFERED TO A LIMITED NUMBER OF SOPHISTICATED INVESTORS, IN ALL CASES UNDER CIRCUMSTANCES DESIGNED TO PRECLUDE A DISTRIBUTION THAT WOULD BE OTHER THAN A PRIVATE PLACEMENT. THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE, NOR BE FURNISHED TO ANY OTHER PERSON OTHER THAN THOSE TO WHOM COPIES HAVE BEEN SENT.

NOTICE TO RESIDENTS OF THE NETHERLANDS

THE INTERESTS ARE NOT AND WILL NOT BE OFFERED IN THE NETHERLANDS, AS PART OF THEIR INITIAL DISTRIBUTION OR AT ANY TIME THEREAFTER, UNLESS ONE OR SEVERAL OF THE FOLLOWING APPLY:

(A) THE OFFER IS MADE ONLY TO QUALIFIED INVESTORS WITHIN THE MEANING OF THE DUTCH FINANCIAL MARKETS SUPERVISION ACT (THE “FMSA” (WET OP HET FINANCIEEL TOEZICHT)); OR

(B) THE OFFER IS MADE TO FEWER THAN ONE HUNDRED (100) PERSONS, NOT BEING QUALIFIED INVESTORS AS DESCRIBED UNDER (A); OR

(C) THE INTERESTS HAVE A NOMINAL VALUE OF AT LEAST € 50,000 (OR EQUIVALENT) OR CAN ONLY BE ACQUIRED FOR A TOTAL CONSIDERATION OF AT LEAST € 50,000 (OR EQUIVALENT) PER INVESTOR.

UNDER THE FMSA, THE PERSON THAT OFFERS INTERESTS DOES NOT REQUIRE A LICENSE WITH RESPECT TO SUCH OFFERING AND IS NOT SUPERVISED BY THE NETHERLANDS AUTHORITY FOR THE FINANCIAL MARKETS WITH RESPECT THERETO. THE FUND AND THE Manager ARE NOT SUPERVISED BY THE NETHERLANDS AUTHORITY FOR THE FINANCIAL MARKETS ON THE BASIS OF THE PART “PRUDENTIAL SUPERVISION OF FINANCIAL UNDERTAKINGS” OR THE PART “CONDUCT OF BUSINESS SUPERVISION OF FINANCIAL UNDERTAKINGS” OF THE FMSA.

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NOTICE TO RESIDENTS OF NEW ZEALAND

DISTRIBUTORS WILL ONLY SEEK TO PLACE INTERESTS WITH PERSONS WHO AGREE TO REPRESENT FOR THE BENEFIT OF THE DISTRIBUTOR AND THE ISSUER THAT THEY ARE INVESTORS:(I) WHOSE PRINCIPAL PURPOSE IS THE INVESTMENT OF MONEY OR WHO IN THE COURSE OF AND FOR THE PURPOSE OF THEIR BUSINESS HABITUALLY INVEST MONEY; OR (II) WHO WILL BE REQUIRED TO PAY A MINIMUM OF NZ$500,000 FOR THE INTERESTS, SUCH THAT A REGISTERED PROSPECTUS IS NOT REQUIRED FOR THE OFFER OF THE INTERESTS UNDER THE NEW ZEALAND SECURITIES ACT 1978.

NOTICE TO RESIDENTS OF NORWAY

THE FUND FALLS OUTSIDE THE SCOPE OF THE INVESTMENT FUND ACT OF 1981 AND, THEREFORE, IS NOT SUBJECT TO SUPERVISION FROM THE FINANCIAL SUPERVISORY AUTHORITY OF NORWAY. THE INTERESTS ARE NOT SUBJECT TO THE SECURITIES TRADING ACT OF 2007.

THE CONTENTS OF THIS MEMORANDUM HAVE NOT BEEN APPROVED OR REGISTERED WITH THE OSLO STOCK EXCHANGE OR THE NORWEGIAN COMPANY REGISTRY.

EACH INVESTOR SHOULD CAREFULLY CONSIDER INDIVIDUAL TAX QUESTIONS BEFORE INVESTING IN THE FUND.

NOTICE TO RESIDENTS OF OMAN

THIS MEMORANDUM DOES NOT CONSTITUTE A PUBLIC OFFER OF SECURITIES IN THE SULTANATE OF OMAN, AS CONTEMPLATED BY THE COMMERCIAL COMPANIES LAW OF OMAN (ROYAL DECREE NO. 4/74) OR THE CAPITAL MARKET LAW OF OMAN (ROYAL DECREE NO. 80/98) AND MINISTERIAL DECISION NO.1/2009 OR AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY NON-OMANI SECURITIES IN THE SULTANATE OF OMAN.

THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL. IT IS BEING PROVIDED TO A LIMITED NUMBER OF SOPHISTICATED INVESTORS SOLELY TO ENABLE THEM TO DECIDE WHETHER OR NOT TO MAKE AN OFFER TO ENTER INTO COMMITMENTS TO INVEST IN THE INTERESTS UPON THE TERMS AND SUBJECT TO THE RESTRICTIONS SET OUT HEREIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE OR PROVIDED TO ANY PERSON OTHER THAN THE ORIGINAL RECIPIENT.

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ADDITIONALLY, THIS MEMORANDUM IS NOT INTENDED TO LEAD TO THE MAKING OF ANY CONTRACT WITHIN THE TERRITORY OF THE SULTANATE OF OMAN.

THE CAPITAL MARKET AUTHORITY AND THE CENTRAL BANK OF OMAN TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE STATEMENTS AND INFORMATION CONTAINED IN THIS MEMORANDUM OR FOR THE PERFORMANCE OF THE FUND NOR SHALL THEY HAVE ANY LIABILITY TO ANY PERSON FOR DAMAGE OR LOSS RESULTING FROM RELIANCE ON ANY STATEMENT OR INFORMATION CONTAINED HEREIN.

NOTICE TO RESIDENTS OF QATAR

THE OFFER CONTAINED HEREIN IS MADE EXCLUSIVELY TO THE INTENDED RECIPIENT AND IS FOR PERSONAL USE ONLY. THIS DOCUMENT (OR ANY PART THEREOF) SHALL IN NO WAY BE CONSTRUED AS A GENERAL OFFER, MADE TO THE PUBLIC, OR AN ATTEMPT TO DO BUSINESS, AS A BANK, INVESTMENT COMPANY OR OTHERWISE IN THE STATE OF QATAR.

THIS DOCUMENT, INCLUDING MATERIALS AND INTERESTS CONTAINED HEREIN, HAS NOT BEEN APPROVED OR LICENSED BY THE QATARI CENTRAL BANK OR ANY OTHER RELEVANT LICENSING AUTHORITIES IN THE STATE OF QATAR, AND DOES NOT CONSTITUTE A PUBLIC OFFER OF SECURITIES IN THE STATE OF QATAR UNDER QATARI LAW. ANY DISTRIBUTION OF THIS MEMORANDUM BY THE INTENDED RECIPIENT TO THIRD PARTIES IN THE STATE OF QATAR IN CONTRAVENTION OF THE TERMS HEREOF SHALL BE AT THE SOLE RISK AND LIABILITY OF SUCH RECIPIENT.

NOTICE TO RESIDENTS OF RUSSIA

THE INTERESTS ARE NOT BEING OFFERED, SOLD OR DELIVERED TO OR FOR THE BENEFIT OF ANY PERSONS INCORPORATED, ESTABLISHED OR HAVING THEIR USUAL RESIDENCE IN OR WHO ARE CITIZENS OF THE RUSSIAN FEDERATION OR TO ANY PERSON LOCATED WITHIN THE TERRITORY OF THE RUSSIAN FEDERATION EXCEPT AS MAY BE PERMITTED BY RUSSIAN LAW.

THIS MEMORANDUM SHOULD NOT BE CONSIDERED AS A PUBLIC OFFER OR ADVERTISEMENT OF THE INTERESTS IN THE RUSSIAN FEDERATION AND IS NOT AN OFFER, OR AN INVITATION TO MAKE OFFERS, TO ACQUIRE ANY INTERESTS IN THE RUSSIAN FEDERATION. ANY INFORMATION IN THIS MEMORANDUM IS INTENDED FOR, AND ADDRESSED TO PERSONS OUTSIDE OF THE RUSSIAN FEDERATION. THIS MEMORANDUM MUST NOT BE DISTRIBUTED, PUBLISHED, REPRODUCED OR DISCLOSED IN WHOLE OR PART BY RECIPIENTS TO ANY OTHER PERSON. ANY RECIPIENT OF THIS MEMORANDUM WHO IS NOT THE ADDRESSEE OF THIS MEMORANDUM SHOULD RETURN IT TO THE FUND’S MANAGEMENT.

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NEITHER THE INTERESTS NOR THIS MEMORANDUM OR OTHER DOCUMENT RELATING TO THEM HAVE BEEN REGISTERED WITH THE FEDERAL SERVICE FOR FINANCIAL MARKETS OF THE RUSSIAN FEDERATION AND ARE NOT INTENDED FOR “PLACEMENT” OR “PUBLIC CIRCULATION” IN THE RUSSIAN FEDERATION. THE INTERESTS HAVE NOT BEEN QUALIFIED AS SECURITIES (TZENNYE BUMAGY) BY THE FEDERAL SERVICE FOR FINANCIAL MARKETS OF THE RUSSIAN FEDERATION AND ARE NOT QUALIFIED FOR TRANSACTIONS (NE DOPUSKAJUTSYA K OBRASCHENIIU) IN THE RUSSIAN FEDERATION PURSUANT TO ARTICLE 51.1 OF THE RUSSIAN FEDERAL LAW OF ONE SECURITIES MARKET NO.39-FZ DATED 22 APRIL, 1996 (AS AMENDED).

NOTICE TO RESIDENTS OF SAUDI ARABIA

THIS MEMORANDUM MAY NOT BE DISTRIBUTED IN THE KINGDOM EXCEPT TO SUCH PERSONS AS ARE PERMITTED UNDER THE OFFER OF SECURITIES REGULATIONS ISSUED BY THE CAPITAL MARKET AUTHORITY.

THE CAPITAL MARKET AUTHORITY DOES NOT MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THIS MEMORANDUM, AND EXPRESSLY DISCLAIMS ANY LIABILITY WHATSOEVER FOR ANY LOSS ARISING FROM, OR INCURRED IN RELIANCE UPON, ANY PART OF THIS MEMORANDUM. PROSPECTIVE PURCHASERS OF THE SECURITIES OFFERED HEREBY SHOULD CONDUCT THEIR OWN DUE DILIGENCE ON THE ACCURACY OF THE INFORMATION RELATING TO THE SECURITIES. IF YOU DO NOT UNDERSTAND THE CONTENTS OF THIS MEMORANDUM YOU SHOULD CONSULT AN AUTHORIZED FINANCIAL ADVISER.

NOTICE TO RESIDENTS OF SINGAPORE

THIS MEMORANDUM HAS NOT BEEN REGISTERED AS A PROSPECTUS WITH THE MONETARY AUTHORITY OF SINGAPORE AND THIS OFFERING IS NOT REGULATED BY ANY FINANCIAL SUPERVISORY AUTHORITY PURSUANT TO ANY LEGISLATION IN SINGAPORE. THE INVESTOR SHOULD ACCORDINGLY CONSIDER CAREFULLY WHETHER THE INVESTMENT IS SUITABLE FOR IT.

THIS MEMORANDUM AND ANY OTHER DOCUMENT OR MATERIAL IN CONNECTION WITH THE OFFER OR SALE, OR INVITATION FOR SUBSCRIPTION OR PURCHASE, OF INTERESTS MAY NOT BE CIRCULATED OR DISTRIBUTED, NOR MAY INTERESTS BE OFFERED OR SOLD, OR BE MADE THE SUBJECT OF AN INVITATION FOR SUBSCRIPTION OR PURCHASE, WHETHER DIRECTLY OR INDIRECTLY, TO PERSONS IN SINGAPORE OTHER THAN INSTITUTIONAL INVESTORS (AS DEFINED IN SECTION 4A OF THE SECURITIES AND FUTURES ACT, CHAPTER 289 OF SINGAPORE (THE “SFA”), ACCREDITED INVESTORS (AS DEFINED IN SECTION 4A OF THE SFA) OR ANY PERSON PURSUANT TO AN OFFER THAT IS MADE ON TERMS THAT INTERESTS ARE ACQUIRED AT A CONSIDERATION OF NOT LESS THAN S$200,000 (OR ITS EQUIVALENT IN A FOREIGN CURRENCY) FOR EACH TRANSACTION, WHETHER SUCH AMOUNT IS TO BE PAID FOR IN CASH OR BY EXCHANGE OF SECURITIES OR OTHER ASSETS, UNLESS OTHERWISE PERMITTED BY LAW.

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THIS MEMORANDUM IS CONFIDENTIAL. IT IS ADDRESSED SOLELY TO AND IS FOR THE EXCLUSIVE USE OF THE RECIPIENT OF THIS MEMORANDUM. ANY OFFER OR INVITATION IN RESPECT OF INTERESTS IS CAPABLE OF ACCEPTANCE ONLY BY SUCH PERSON AND IS NOT TRANSFERABLE. THIS MEMORANDUM MAY NOT BE DISTRIBUTED OR GIVEN TO ANY PERSON OTHER THAN THE RECIPIENT OF THIS MEMORANDUM AND SHOULD BE RETURNED IF SUCH RECIPIENT DECIDES NOT TO PURCHASE ANY INTERESTS. THIS MEMORANDUM SHOULD NOT BE REPRODUCED, IN WHOLE OR IN PART.

NOTICE TO RESIDENTS OF SOUTH AFRICA

THE INTERESTS OFFERED HEREIN ARE FOR YOUR ACCEPTANCE ONLY AND MAY NOT BE OFFERED OR BECOME AVAILABLE TO PERSONS OTHER THAN YOURSELF AND MAY NOT BE PUBLICLY OFFERED, SOLD OR ADVERTISED IN SOUTH AFRICA AND THIS MEMORANDUM MAY ONLY BE CIRCULATED TO SELECTED INDIVIDUALS.

NOTICE TO RESIDENTS OF SOUTH KOREA

THIS MEMORANDUM IS NOT, AND UNDER NO CIRCUMSTANCES IS TO BE CONSTRUED AS, A PUBLIC OFFERING OF SECURITIES IN SOUTH KOREA. NEITHER THE FUND NOR ANY PLACEMENT AGENT MAY MAKE ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF THIS MEMORANDUM TO ACQUIRE THE INTERESTS UNDER THE LAWS OF SOUTH KOREA, INCLUDING, WITHOUT LIMITATION, INDIRECT INVESTMENT ASSET MANAGEMENT BUSINESS LAW, THE SECURITIES AND EXCHANGE ACT AND THE FOREIGN EXCHANGE TRANSACTION ACT AND REGULATIONS THEREUNDER. THE INTERESTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT, SECURITIES INVESTMENT TRUST BUSINESS ACT OR THE SECURITIES INVESTMENT COMPANY ACT OF SOUTH KOREA AND NONE OF THE INTERESTS MAY BE OFFERED, SOLD OR DELIVERED, DIRECTLY OR INDIRECTLY, OR OFFERED OR SOLD TO ANY PERSON FOR RE-OFFERING OR RE-SALE, DIRECTLY OR INDIRECTLY, IN SOUTH KOREA OR TO ANY RESIDENT OF SOUTH KOREA, EXCEPT PURSUANT TO THE APPLICABLE LAWS AND REGULATIONS OF SOUTH KOREA.

NOTICE TO RESIDENTS OF SWEDEN

THE PARTNERSHIP IS NOT AN INVESTMENT FUND FOR THE PURPOSES OF THE SWEDISH INVESTMENT FUNDS ACT (2004:46). NEITHER IS THE OFFERING OF INTERESTS, NOR THIS MEMORANDUM, SUBJECT TO ANY REGISTRATION OR APPROVAL REQUIREMENTS IN SWEDEN UNDER THE SWEDISH FINANCIAL INSTRUMENTS TRADING ACT (1991:980). THEREFORE THIS MEMORANDUM HAS NOT BEEN, NOR WILL IT BE, REGISTERED OR APPROVED BY THE SWEDISH FINANCIAL SUPERVISORY AUTHORITY.

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NOTICE TO RESIDENTS OF SWITZERLAND

THE FUND HAS NOT BEEN APPROVED AS FOREIGN COLLECTIVE INVESTMENT SCHEME PURSUANT TO ARTICLE 120 OF THE SWISS FEDERAL ACT ON COLLECTIVE INVESTMENT SCHEMES OF 23 JUNE 2006 (“CISA,” AS AMENDED FROM TIME TO TIME) BY THE SWISS FINANCIAL MARKET SUPERVISORY AUTHORITY, FINMA. ACCORDINGLY, NEITHER THE INTERESTS NOR ANY OTHER PARTICIPATION IN THE FUND MAY BE PUBLICLY OFFERED OR DISTRIBUTED IN OR FROM SWITZERLAND AND NEITHER THIS MEMORANDUM NOR ANY OTHER DOCUMENT OR OFFERING MATERIAL RELATING TO THE FUND AND/OR THE INTERESTS MAY BE DISTRIBUTED IN CONNECTION WITH ANY SUCH PUBLIC OFFERING OR DISTRIBUTION. THE FUND IS NOT SUBJECT TO THE SUPERVISION OF ANY SWISS SUPERVISORY AUTHORITY. INTERESTS MAY ONLY BE OFFERED AND THIS MEMORANDUM MAY ONLY BE DISTRIBUTED IN OR FROM SWITZERLAND TO “QUALIFIED INVESTORS”. (AS DEFINED IN THE CISA AND ITS IMPLEMENTING ORDINANCE) AND/OR TO A LIMITED CIRCLE OF INVESTORS, WITHOUT ANY PUBLIC OFFERING.

NOTICE TO RESIDENTS OF UNITED ARAB EMIRATES

THE FUND WILL BE SOLD OUTSIDE THE UAE, IS NOT PART OF A PUBLIC OFFERING AND IS BEING OFFERED TO A LIMITED NUMBER OF INSTITUTIONAL INVESTORS AND MUST NOT BE PROVIDED TO ANY PERSON OTHER THAN THE ORIGINAL RECIPIENT AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE. NEITHER THE FUND NOR THE INTERESTS HAVE BEEN APPROVED OR LICENSED BY THE UAE CENTRAL BANK OR ANY OTHER RELEVANT LICENSING AUTHORITIES OR GOVERNMENTAL AGENCIES IN THE UAE. THIS MEMORANDUM IS STRICTLY PRIVATE AND CONFIDENTIAL AND HAS NOT BEEN REVIEWED, DEPOSITED OR REGISTERED WITH ANY LICENSING AUTHORITY OR GOVERNMENTAL AGENCY IN THE UAE. THIS MEMORANDUM DOES NOT CONSTITUTE AND MAY NOT BE USED FOR THE PURPOSE OF AN OFFER OR INVITATION. NO SERVICES RELATING TO INTEREST IN THE FUND MAY BE RENDERED WITHIN THE UAE BY THE FUND. THE FUND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY TO THE PUBLIC IN THE UAE. THE ENTITY CONDUCTING THE PLACEMENT IS NOT A LICENSED BROKER, DEALER OR INVESTMENT ADVISER UNDER THE LAWS APPLICABLE IN THE UAE, AND IT DOES NOT ADVISE INDIVIDUALS RESIDENT IN THE UAE AS TO THE APPROPRIATENESS OF INVESTING IN OR PURCHASING OR SELLING SECURITIES OR OTHER FINANCIAL PRODUCTS. NOTHING CONTAINED IN THIS MEMORANDUM IS INTENDED TO CONSTITUTE UAE INVESTMENT, LEGAL, TAX, ACCOUNTING OR OTHER PROFESSIONAL ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT WITH AN APPROPRIATE PROFESSIONAL FOR SPECIFIC ADVICE RENDERED ON THE BASIS OF THEIR SITUATION.

NOTICE TO RESIDENTS OF THE UNITED KINGDOM

THE FUND IS AN UNREGULATED COLLECTIVE INVESTMENT SCHEME FOR THE PURPOSES OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (“FSMA”), AND DISTRIBUTION OF THIS MEMORANDUM IS THEREFORE RESTRICTED IN ACCORDANCE WITH FSMA. AS SUCH, THIS MEMORANDUM IS BEING DISTRIBUTED ONLY TO, AND IS DIRECTED ONLY AT, PERSONS WHO ARE PERMITTED TO INVEST IN SUCH SCHEMES (FOR EXAMPLE, LARGE COMPANIES AND INSTITUTIONS, AND OTHER SOPHISTICATED INVESTORS WHO HAVE SUFFICIENT EXPERIENCE AND UNDERSTANDING OF THESE TYPES OF INVESTMENT) INCLUDING, BUT NOT LIMITED, TO PERSONS: (I) WHO HAVE PROFESSIONAL EXPERIENCE IN MATTERS RELATING TO INVESTMENTS FALLING WITH ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005, AS AMENDED (THE “ORDER”); (II) FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER; AND (III) TO WHOM IT MAY OTHERWISE LAWFULLY BE DISTRIBUTED (ALL SUCH PERSONS TOGETHER WITH QUALIFIED INVESTORS (AS DEFINED ABOVE) BEING REFERRED TO AS “RELEVANT PERSONS”). ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS MEMORANDUM RELATES IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH SUCH PERSONS. ALL OR MOST OF THE PROTECTIONS AFFORDED BY THE UK REGULATORY SYSTEM WILL NOT APPLY TO AN INVESTMENT IN THE FUND AND COMPENSATION WILL NOT BE AVAILABLE UNDER THE UK FINANCIAL SERVICES COMPENSATION SCHEME.

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Schedule B: Operating Agreement

OPERATING AGREEMENT

OF THE “FUND” IDENTIFIED ON MAIN DEFINITIONS PAGE, A SERIES OF THE MASTER PARTNERSHIP

THE LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN COMPLIANCE WITH THE 1933 ACT AND THE APPLICABLE STATE OR FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, TRANSFER OR OTHER DISPOSITION OF SUCH LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS IS FURTHER RESTRICTED AS PROVIDED IN THIS AGREEMENT. PURCHASERS OF LIMITED LIABILITY COMPANY MEMBERSHIP INTERESTS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

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OPERATING AGREEMENT

This Operating Agreement is made and entered into as of the Effective Date by and among the Manager and the Investment Adviser and those Persons who have or may hereafter become parties to this Agreement, in accordance with the terms hereof, as Members (collectively, the “Parties”), who hereby form the Fund, a series of the Master Series LLC, pursuant to the provisions of the Act, as follows:

RECITALS

The Parties to this Agreement desire to enter into this Operating Agreement to establish the respective rights and obligations of the Parties and the rules, processes, and procedures that shall govern the business and the affairs of the Fund.

The Parties hereby agree as follows:

ARTICLE I

DEFINED TERMS

The defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article I.

“1933 Act” means the United States Securities Act of 1933, as amended.

“Accredited Investor” has the meaning set forth in Rule 501 of Regulation D promulgated under the 1933 Act.

“Act” means the Delaware Limited Liability Company Act, Section 18-101, et seq., as it may be amended from time to time and any successor to said law.

“Additional/Subsequent Closing” has the meaning specified in Section 3.2.2 and/or the Main Definitions Page.

“Administrative Manager” has the meaning specified on the Main Definitions Page attached hereto.

“Affiliate” means (i) a Person directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with that other Person; (ii) a Person owning or controlling 25% or more of the outstanding voting securities or beneficial interests of that other Person; or (iii) an officer, manager, director, partner or member of that other Person. For purposes of this Agreement, “control” of a Person means the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, no Partner will be deemed, solely by virtue of that membership, to be an Affiliate of the Fund.

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“Agreement” means this Operating Agreement, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

“Beneficially Owned Shares” has the meaning specified in Section 11.2.

“Budget Act” means the Bipartisan Budget Act of 2015 and any Sections of the Code or Treasury Regulations promulgated thereunder and with respect thereto, each as amended from time to time.

“Capital Account” has the meaning specified in Section 4.1.1.

“Capital Commitment” means, with respect to any Partner at any time, the amount specified as such Partner’s capital commitment at the time such Partner was admitted to the Fund (as adjusted pursuant to Sections 3.4, 6.4 and 14.1), which amount for each Partner shall be specified on the books and records of the Fund and shall include the amount of any Carry-Over Subscriptions accepted by the Manager pursuant to Section 3.4.1(b).

“Capital Contribution” of a Member means a contribution of such Member has made to the Fund pursuant to Section 3.4, inclusive of any Carry-Over Subscription accepted by the Manager pursuant to Section 3.4.1(b).

“Carry-Over Subscription(s)” means a Member’s pro rata share of any Capital Contributions to a Predecessor Fund that are not invested by such Predecessor Fund in Portfolio Companies, or reserved for the payment of fees and expenses by the end of the applicable Predecessor Fund’s Investment Period (as defined in such Predecessor Fund’s Operating Agreement).

“Close of Business” means 5:00 p.m., local time, in San Francisco, California.

“Closing” means the date of the issuance of Interests to Members, at the sole discretion of the Manager, as further specified in Section 3.2.2.

“Closing Conditions” means the conditions of the applicable Closing, as determined by the Manager.

“Code” means the United States Internal Revenue Code of 1986 or any successor United States federal income tax code.

“Confidential Information” means any information related to the activities of the Fund (including, without limitation, confidential and technical information concerning the Fund, the Manager, the Investment Adviser, the other Members, or any Portfolio Company including marketing, trading, investment, fund management, credit and financial information, and other business affairs of the foregoing Persons) learned by a Member heretofore, hereafter or in connection herewith, other than information that: (i) is already available through publicly available sources of information (other than as a result of disclosure by such Member in breach of this Agreement); (ii) was available to such Member on a non-confidential basis prior to its disclosure to such Member by the Fund; or (iii) becomes available to a Member on a non-confidential basis from a third party; provided that such third party is not known by such Member to be bound by this Agreement or another confidentiality agreement with the Fund. Such Confidential Information may include, without limitation, information that pertains or relates to (A) the business and affairs of any other Member, or of the Manager or any of its Affiliates, (B) a Portfolio Company, or (C) any other Fund matters.

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“Consent” means the approval of a Person to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Consents shall be deemed given if transmitted by a Person via email, or other means of electronic messaging.

“Default” means the failure of a Partner to make all or a portion of its required Capital Contribution on the applicable Drawdown Date.

“Default Amount” means, as determined with respect to a Default, the amount of any Capital Contribution that the Defaulting Partner fails to contribute when due.

“Defaulting Partner” means, at any time, each Partner who, at or prior to such time, has committed a Default that has become an Event of Default.

“Designated Merger Event” means the merger, consolidation or amalgamation of a Portfolio Company with or into any other company.

“Digital Assets” means cryptocurrencies, tokens and other digital assets based on a computer-generated cryptographic protocol.

“Distribution Expenses” has the meaning specified in Section 4.7.1.

“Effective Date” has the meaning specified on the Main Definitions Page attached hereto. “Entity” means a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other association.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding law).

“ERISA Partner” means any Member that is, or whose equity interests are at least partially owned by, an employee benefit plan subject to ERISA or a “benefit plan investor” within the meaning of the Plan Asset Rules.

“FATCA” means the Foreign Account Tax Compliance provisions enacted as part of the U.S. Hiring Incentives to Restore Employment Act and codified in Sections 1471 through 1474 of the Code, all rules, regulations and other guidance issued thereunder, and all administrative and judicial interpretations thereof, and all intergovernmental agreements relating thereto.

“Fiscal Quarter” means each of the first, second, third, and fourth quarters of the calendar year, beginning on January 1, April 1, July 1, and October 1, respectively.

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“Fiscal Year” means the calendar year or, in the case of the first fiscal year, the period commencing on the earlier of the Effective Date and the date on which the Fund makes its initial investment and ending on December 31st of the same year, and in the case of the last fiscal year, the fraction of a calendar year ending on the date on which the winding up of the Fund is completed, or such other fiscal year as the Manager, in its sole discretion, may elect, provided that such other fiscal year is permissible for U.S. federal income tax purposes.

“Follow-On Opportunity” refers to an opportunity the Fund has to invest in additional securities offered by the Portfolio Company in which the Fund has previously invested.

“Manager” has the meaning specified on the Main Definitions Page attached hereto.

“Incapacity” means, as to any Person, (i) the adjudication of incompetence or insanity, the filing of a voluntary petition in bankruptcy, the entry of an order of relief in any bankruptcy or insolvency proceeding or the entry of an order that such Person is bankrupt or insolvent, or (ii) the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

“Indemnified Party” means each of the following: (i) the Manager, the Liquidating Trustee, Administrative Manager, Investment Adviser and any entity providing management, advisory or administrative services to the foregoing with respect to the Fund; (ii) controlling Persons or Affiliates of any of the foregoing; (iii) each current or former manager, managing member or Manager of any of the foregoing; (iv) each current or former director, officer, stockholder or shareholder, partner, member, employee, legal counsel, representative, incorporator or other agent of any of the foregoing; (v) trustees of any of the foregoing; and (vi) heirs, successors, assigns and legal and personal representatives of any of the foregoing.

“Initial Closing Date” has the meaning specified on the Main Definitions Page attached hereto.

“Interest” means, with respect to each Partner, as of any date, the fractional ownership interest as a MEMBER in the Fund. A Partner’s Interest represents the totality of the Partner’s interests, and the right of such Partner to any and all benefits (including, without limitation, allocations of Net Profits and Net Losses and the receipt of distributions) to which a Partner may be entitled pursuant to this Agreement and under the Act, together with all obligations of such Partner to comply with the terms and provisions of this Agreement and the Act. If any provision requires the Consent of a specified percentage of Interests, such percentage shall be determined by reference to the aggregate Interests of Partners granting or denying Consent on the applicable date.

“Investment Adviser” has the meaning specified on the Main Definitions Page attached hereto.

“Investment Adviser Parties” means the Investment Adviser and each of its respective Affiliates and any of the partners, directors, managers, members, officers, employees, representatives and other agents of the foregoing.

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“Investment Advisers Act” means the United States Investment Advisers Act of 1940, as it may be amended from time to time and any successor to said law, and all regulations promulgated thereunder.

“Investment Company Act” means the United States Investment Company Act of 1940, as it may be amended from time to time and any successor to said law, and all regulations promulgated thereunder.

“Investment Objectives” has the meaning specified on the Main Definitions Page attached hereto.

“Members” means each Person accepted as a member in accordance with Section 3.2 (including, but not limited to, the Investment Adviser), until (i) the entire Interest of such Member has been redeemed in accordance with Section 6.4; (ii) a Substituted Member has been admitted with respect to the entire Interest of any such Member in accordance with Section 6.3;

(iii) the entire Interest of such Member has been canceled (upon the Member’s request or for regulatory reasons in the Manager’s discretion), whereupon such Member shall only receive the return of such Member’s Capital Contribution if there is available cash and such Member shall have no further interest in the Fund; or (iv) all assets attributable to the Fund have been distributed to the Members in accordance with the provisions of this Agreement, whereupon the Interests of all Members are considered fully “redeemed,” and no Member shall have any further interest in the Fund. The Manager shall promptly dissolve the Fund once there is no Member holding any Interest, or once the Fund no longer holds any assets.

“Liquidating Trustee” means the Manager (or its authorized designee) or, if there is none, a Person selected by the Consent of a majority of the Members to act as a liquidating trustee of the Fund.

“Liquidating Vehicle” has the meaning set forth in Section 4.7.3.

“Liquidity Event” means: (i) the declaration of effectiveness by the SEC of a registration statement filed by a Portfolio Company on Form S-1 or Form F-1 o with respect to a Portfolio Company Securities; (ii) a merger, consolidation or amalgamation of a Portfolio Company with or into any other entity the equity interests of which are registered under the 1933 Act and in which such Portfolio Company is not the parent or, after giving effect to such transaction, the equity owners of a Portfolio Company immediately prior to such transaction shall cease to own at least a majority of the equity interests of such Portfolio Company; (iii) a sale of all or substantially all of the assets of a Portfolio Company; (iv) the bankruptcy, liquidation or dissolution of a Portfolio Company; (v) a Merger Liquidity Event (as defined below); or (vi) the sale or exchange of all or a portion of the Portfolio Company Securities for cash, securities of a public company (i.e. a company that has successfully registered through filing a Form S-1, Form F-1, or equivalent form) or other securities that the Investment Adviser in its discretion determines are sufficiently liquid to sell to a third party or distribute to Members. For the avoidance of doubt, the occurrence of a Designated Merger Event shall not constitute a Liquidity Event.

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“Lock-Up Period” means the period during which the Fund is not permitted to distribute Portfolio Company Securities to Members following a Liquidity Event pursuant to certain lock-up and restrictive stock agreements that the Fund may sign in connection with the purchase of Portfolio Company Securities.

“Management Fee Adjustment” has the meaning specified in Section 3.10.3.

“Master Series LLC” has the meaning specified on the Main Definitions Page attached hereto.

“Master LLC Agreement” has the meaning specified in Section 2.2.1.

“Maximum Reserve Amount” shall mean twenty percent (20%) of aggregate Capital Contributions made by Members pursuant to Section 3.4.

“Merger Liquidity Event” means the earliest of (a) the event or occurrence described in clauses (i), (iii), (iv) or (vi) in the definition of Liquidity Event with respect to the Portfolio Company; (b) the merger, consolidation or amalgamation of the Portfolio Company with or into any other entity, the equity interests of which are registered or qualified under the 1933 Act and in which a Portfolio Company is not the parent or, after giving effect to such transaction, the equity owners of the Portfolio Company immediately prior to such transaction cease to own at least a majority of the equity interests of the Portfolio Company; or (c) the ten (10) year anniversary of the Designated Merger Event if the Manager, in its discretion, determines that the Portfolio Company securities and any other assets of the Fund are freely transferable as of such date.

“Net Profits” means, with respect to any Fiscal Year, the excess, if any, of the items of income or gain over its items of loss or deduction, and “Net Losses” means, with respect to any Fiscal Year, the excess, if any, of the Fund’s items of loss or deduction over its items of income or gain, in each case computed under the method of accounting for maintaining Capital Accounts in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv).

“Partnership Representative” or “PR” has the meaning specified in Section 10.4.1.

“Permissible Liquidation Expenses” has the meaning specified in Section 7.2.4.

“Permitted Transferee” has the meaning set forth in Section 6.2.6.

“Person” means any individual or Entity.

“Plan Asset Rules” means Section 3(42) of ERISA and the regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations.

“Portfolio Company” means, as the context requires, each Private Company in which the Fund has invested, intends to invest or is in good faith contemplating an investment, in accordance with this Agreement, and any successors thereof. In the context of Digital Assets, the term “Portfolio Company” refers to the company, foundation, team or organization coordinating the development of such Digital Assets.

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“Portfolio Company Securities” means the securities issued or issuable by a Portfolio Company in which the Fund Securities, in each case in exchange for an investment in such company or companies by the Fund. For the avoidance of doubt, Portfolio Company Securities may include Digital Assets, or rights or agreements to acquire the same, acquired by the Fund in accordance with the terms of this Agreement, regardless of whether such Digital Assets constitute securities for purposes of applicable securities laws or are acquired from a Portfolio Company.

“Predecessor Funds” means any fund in the Quarterly Fund Program that held an initial closing prior to the Fund.

“Principal Office Location” has the meaning specified on the Main Definitions Page attached hereto.

“Private Company” means any entity the equity interests of which are not registered under the 1933 Act and in which a Portfolio Company is not the parent or, after giving effect to a transaction, the equity owners of a Portfolio Company immediately prior to such transaction cease to own at least a majority of the equity interests of a Portfolio Company.

“Private Foundation Partner” has the meaning specified in Section 14.3. “Pro-Rata Rights” has the meaning specified in Section 3.5.2.

“Quarterly Fund Program” means a series of consecutive Quarterly Funds offered to Members on the basis of and pursuant to the terms of a subsequent Subscription Agreement. Each fund participating in the Quarterly Fund Program is established as a separate series of the Master Series LLC. Funds participating in the Quarterly Fund Program (including this Fund) and the Master Series LLC are managed by the Manager and are governed by the Operating Agreement of the Master Series LLC and any Operating Agreements of any of the applicable funds. A Member may hold an interest in one or more of the Quarterly Funds. All or a portion of a Member’s Subscription Amount may be in the form of a Carry-Over Subscription.

“Quarterly Fund(s)” means the Fund, together with its Predecessor Fund(s) (if any) and Successor Fund(s) (if any).

“Registered Agent” has the meaning specified on the Main Definitions Page attached hereto.

“Regulatory Allocations” has the meaning specified in Section 4.4.

“Representatives” has the meaning specified in Section 15.8.1.

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“Roll-Over Contribution(s)” has the meaning specified in Section 3.4.6.

“SEC” means the United States Securities and Exchange Commission.

“Series” has the meaning specified in Section 2.2.1.

“Subscription Agreement” means the subscription agreement each Member executes in connection with its purchase of an Interest of the Fund.

“Subscription Amount” means the dollar amount of Interests for which a Member is subscribing, which includes any Carry-Over Subscription for such Member that may be accepted by the Manager pursuant to Section 3.4.1(b).

“Substituted Member” means any Person admitted to the Fund as a Member pursuant to the provisions of Section 6.3.1.

“Successor Fund(s)” means the successor fund to the Fund in the Quarterly Fund Program.

“Target Capital Account” means, with respect to any Member, the balance in such Member’s Capital Account as of the end of the relevant Fiscal Year or period, increased by (x) any amount which such Member is obligated to restore under this Agreement, (y) the amount such Member is treated as obligated to restore under Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and (z) the amount which such Member is deemed to be obligated to restore pursuant to the penultimate sentence of Treasury Regulations Section 1.704-2(g)(1) and the penultimate sentence of Treasury Regulations Section 1.704-2(i)(5).

“Tax Exempt Partner” means a Member that is exempt from United States federal income tax or a limited partnership or other entity taxed as a partnership for United States income tax purposes that has one or more limited partners or equity owners that are exempt from United States federal income tax.

“Termination Date” has the meaning specified on the Main Definitions Page attached hereto.

“Term” has the meaning specified in Section 2.6.

“Transfer” has the meaning specified in Section 6.1.1.

“Treasury Regulations” means the income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“UBTI” shall have the meaning set forth in Section 10.4.5.

“Unfunded Commitment” means any portion of a Partner’s Capital Commitment that has not been satisfied by such Partner’s Capital Contributions, including the amount of any Carry-Over Subscription accepted by the Manager as Capital Contributions.

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ARTICLE II

ORGANIZATION

2.1	Formation.

2.1.1. The Manager of the Master Series LLC has established the Fund as a series of a limited liability company pursuant to the provisions of the Act. The Fund commenced upon its creation as a Series pursuant to Section 2.2 of this Agreement. The execution, delivery and filing of the Certificate of Membership of the Master Series LLC, and all actions taken in connection with the formation of the Fund, are hereby adopted, approved, ratified and confirmed by the Partners.

2.1.2. The Manager of the Master Series LLC, or a designee of such Manager, is hereby authorized to execute, deliver and file, or to cause the execution, delivery and filing of, any amendments or restatements of the Certificate of Membership of the Master Series LLC and any other certificates, notices, statements or other instruments (and any amendments or restatements thereof) necessary or advisable for the formation of the Fund or the operation of the Fund in all jurisdictions where the Fund may elect to do business, but no such amendment or restatement may be executed, delivered or filed unless adopted in a manner authorized by this Agreement. Each holder of an Interest promptly shall execute and deliver such documents and perform such acts consistent with the terms of this Agreement as may be reasonably necessary to comply with the requirements of law for the formation, qualification and continuation of existence of a series of a limited liability company under the laws of each jurisdiction in which the Fund shall conduct business.

2.1.3. The Manager shall limit ownership in the Fund to 100 Members so as to avoid registration of the Fund as an investment company under the Investment Company Act.

2.2	Establishment of Series.

2.2.1. Pursuant to Section 18-215(b) of the Act and the Limited Liability Company Agreement of the Master LLC (the “Master LLC Agreement”), the Master LLC is authorized to establish separate members and limited liability company interests with separate and distinct rights, powers, duties, obligations, businesses and objectives (each a “Series”). Notice is hereby given that the SPV is hereby established as a Series under the Master LLC Agreement. The Series created hereby, and the rights and obligations of the Members of the Series will be governed by this Agreement. In the event of any inconsistency between this Agreement and the Master LLC Agreement, this Agreement will control. The debts, liabilities, obligations and expenses incurred, with respect to the SPV will be enforceable against the assets of the SPV only and not against the assets of the Master, LLC generally or any other Series of the Master, and, unless otherwise provided in this Agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Master LLC generally or any other Series of the Master will be enforceable against the assets of the SPV. A member participating in one Series will have no rights or interest with respect to any other Series, other than through that Member’s interest in that Series independently acquired by that Member. This Agreement and all provisions herein will be interpreted in a manner to give full effect to the separateness of each Series. The Manager shall take reasonable steps as are necessary to implement the provisions of this Section II.2. Without limitation on the preceding sentence, the Manager shall maintain separate and distinct records for each Series, shall separately hold and account for the assets of each Series, and shall otherwise comply with the requirements of Section 18-215 of the Act. The SPV will be dissolved, and its affairs wound up pursuant to the provisions of this Agreement. The dissolution and termination of the SPV will not, in and of itself, cause or result in the dissolution or termination of the Master, LLC or any other Series.

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2.3	Name.

The name of the Fund is set forth in the Main Definitions Page. The business of the Fund, however, may be conducted, upon compliance with all applicable laws, under any other name designated by the Manager, in its discretion.

2.4	Place of Business and Office; Registered Agent.

The Fund shall maintain its principal office at the Principal Office Location; provided, however, that the Manager may at any time change the Principal Office Location and may establish additional offices. Notice of any such change shall be given to the Members. The Fund’s registered agent for service of process on the Fund in the State of Delaware shall be the Registered Agent, or such other agent as the Manager may from time to time designate.

2.5	Purpose.

The Fund has been created with the general purpose of acting as a fund operating under an investment strategy of investing primarily in one or more Portfolio Company Securities. The Fund may (a) engage in any and all activities necessary, incidental, proper, advisable or convenient to the foregoing; and (b) engage in any and all other lawful activities and transactions as may be necessary, advisable, or desirable, as determined by the Manager, in its sole discretion, to carry out the foregoing or any reasonably related activities, including direct or indirect investments in securities of any Portfolio Company.

2.6	Term.

The formation date of the Fund is reflected on records maintained by the Manager. The term of the Fund (the “Term”) shall commence on the Effective Date and shall continue in full force and effect until dissolved pursuant to Section 7.1.

2.7	Powers of the Fund.

Subject to the limitations set forth in this Agreement, the Fund will possess and may exercise all of the powers and privileges granted to it by the Act, by any other applicable law or this Agreement, together with all powers incidental thereto, so far as such powers are necessary or convenient to the conduct, promotion, or attainment of the purposes of the Fund set forth in Section 2.5.

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2.8	Maintenance of Separate Existence.

The Fund shall do all things necessary to maintain the limited liability company existence of the Master Series LLC and each Series therein separate and apart from the existence of each holder of an Interest, any Affiliate of each holder of an Interest and any Affiliate of the Fund, including maintaining the Fund’s books and records on a current basis separate from that of any Affiliate of the Fund or any other Person. In furtherance, and not in limitation, of the foregoing, the Fund shall (i) maintain or cause to be maintained by an agent under the Fund’s control physical possession of all its books and records; (ii) account for and manage all of its liabilities separately from those of any other Person, including payment by it of any taxes or other governmental charges levied against the Fund; and (iii) identify or cause to be identified separately all its assets from those of any other Person.

2.9	Title to Fund Assets.

All assets of the Fund shall be deemed to be owned by the Fund as an entity, and no holder of any Interest, individually, shall have any direct ownership interest in such assets. Each holder of an Interest, to the extent permitted by applicable law, hereby waives its rights to a partition of the assets and, to that end, agrees that it will not seek or be entitled to a partition of any assets, whether by way of physical partition, judicial sale or otherwise, except as otherwise expressly provided in Article VII.

2.10	Qualification in Other Jurisdictions.

The Manager shall cause the Fund to be qualified or registered under assumed or fictitious names or foreign limited liability company statutes or similar laws in any jurisdiction in which the Fund transacts business and to the extent, in the judgment of the Manager, such qualification or registration is necessary or advisable in order to protect the limited liability of the Members or to permit the Fund lawfully to own property or transact business. The Manager shall have the power and authority to execute, file and publish all such certificates, notices, statements or other instruments necessary to permit the Fund to conduct business as a series of a limited liability company as contemplated hereunder in all jurisdictions where the Fund elects to do business.

2.11	Events Affecting a Member of the Fund.

The death, bankruptcy, withdrawal, insanity, incompetency, temporary or permanent Incapacity, liquidation, dissolution, reorganization, merger, sale of all or substantially all the stock or assets of, or other change in the ownership or nature of a Member shall not be sufficient to dissolve the Fund.

2.12	Events Affecting the Manager.

Neither the withdrawal, bankruptcy, or dissolution of the Manager, nor the liquidation, reorganization, merger, sale of all or substantially all the stock or assets of, or other change in the ownership or nature of the Manager, shall constitute an “event of withdrawal” of the Manager under the Act, and upon the happening of any such event, the affairs of the Fund shall be continued without dissolution by the Manager or any successor entity thereto.

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ARTICLE III

ManagerS; LIMITED PARTNERS; MANAGEMENT; EXPENSES

3.1	Manager.

The Fund shall be managed by the Manager. The Manager shall be responsible for the day-to-day operations of the Fund. The Manager may, on behalf of the Fund, retain the services of certain third-party service providers, including, but not limited to, a fund administrative manager, investment adviser, recordkeeper, etc. In addition, the Manager is vested with the delegable authority to submit regulatory and tax filings on behalf of the Fund, including, but not limited to, an application to secure a federal Employer Identification Number for the Fund. The Manager in its sole discretion may at any time terminate or remove one or all Special Administrators or appoint a new Special Administrative Manager. Absent a written delegation from the Manager, no Special Administrative Manager may act on behalf of the Fund with respect to any matter other than the submission of regulatory and tax filings. Nothing in this Section 3.1 shall be construed to limit the Manager’s authority to manage Fund operations and act on behalf of the Fund in its sole discretion without having to secure the consent of the Manager.

3.2	Members; Interests.

3.2.1. A Person’s interest in the Fund shall be represented by the Interest held by such Person. No provisions regarding the right to consent to or otherwise participate in any decision of the Members shall be interpreted or construed to include such rights for a holder of any Interest who has not been admitted as a Member. Each holder of an Interest hereby agrees that such Person’s interest in the Fund and in the Interest shall for all purposes be personal property.

3.2.2. The Manager may issue Interests upon the receipt and acceptance of the Capital Contributions (including contributions deemed to have been made as described below at Section 3.4.1)), at the sole discretion of the Manager, and admit as a Partner any Person that shall execute this Agreement or any other writing evidencing the intent of such Person to become a Partner and be bound by this Agreement, at such time as the Manager determines in its sole discretion (the “Initial Closing”). At any time, and from time to time, the Manager may, at one or more additional closings (each an “Additional/Subsequent Closing” and together with the Initial Closing, each a “Closing”), without obtaining the consent or permission of or giving notice to any Partner admitted in the Initial Closing or any prior Additional Closing, issue Interests in exchange for Capital Contributions and admit as Partners any Person that shall execute this Agreement or any other writing evidencing the intent of such Person to become a Partner and be bound by this Agreement. Such admission shall be effective when the Manager enters the name of such Person on the register of Members and Interest ownership maintained by the Fund (the “Interest Register”). For the avoidance of doubt, the Manager may, but shall not be required to, accept distributions from a prior fund participating in the Quarterly Fund Program that would otherwise be payable to a Person (including any capital attributable to a Carry-Over Subscription or distributable proceeds realized on the sale or disposition of a prior Fund’s portfolio investments) as Capital Contributions from such Person in accordance with Section 3.4.1(b) and, in exchange therefore, admit such Person as a Partner in the Initial Closing or any Additional Closing. The Manager shall have the authority, in its sole discretion, to reject any subscription for an Interest in whole or in part. The names, addresses and Interest ownership of the Members who are accepted as Members of the Fund will be set forth in the Interest Register, as amended from time to time. The Manager, or a designee of the Manager, shall update the Interest Register from time to time as necessary to accurately reflect the information therein as known by the Manager, including, without limitation, admission of new Members, but no such update shall constitute an amendment for purposes of Article VIII hereof. Any reference in this Agreement to the Interest Register shall be deemed to be a reference to the Interest Register as amended and in effect from time to time.

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3.2.3. No Partner shall be required to lend any funds to the Fund.

3.2.4. Unless admitted to the Fund as a Member, as provided in this Agreement, no Person shall be considered a Member. The Fund and the Manager shall not be required to deal with any other Person (other than with respect to distributions to assignees pursuant to assignments in compliance with Article VI) merely because of an assignment or transfer of any Interest(s) to such Person whether by reason of the Incapacity of a Member or otherwise; provided, however, that any distribution by the Fund to the Person shown on the Fund’s records as a Member or to its legal representatives, or to the assignee of the right to receive the Fund’s distributions as provided herein, shall relieve the Fund and the Manager of all liability to any other Person who may be interested in such distribution by reason of any other assignment by the Member or by reason of its Incapacity, or for any other reason.

3.3	Member Voting and Management Rights.

The Members shall not participate or take part in the management or control of the Fund’s business, and shall have no right or authority to act for or bind the Fund, and shall have no voting rights with respect to the Fund pursuant to Section 17-302 of the Act. Notwithstanding the generality of the foregoing, the Members shall not have any right to vote on matters set forth in Section 8.2; provided, however, that this Section 3.3 shall not apply to the Investment Adviser to the extent of the services the Fund engages it to perform.

3.4	Partnership Capital.

3.4.1. Capital Commitments; Capital Contributions.

(a) Each Partner agrees to make (a) an initial Capital Contribution to the Fund upon the Closing in which such Partner is admitted into the Fund in an amount equal to the Capital Contribution; and (b) such additional Capital Contributions to the Fund from time to time as hereinafter set forth; provided, however, that after the Member Investment Period, the Manager may request Capital Contributions only to fund expenses, Management Fees, if any, and liabilities of the Fund (including but not limited to indemnification). The Investment Adviser or any of its respective Affiliates may subscribe for an Interest to the Fund and shall be treated like other Members in respect of any such subscription; provided, however, that if aggregate Capital Commitments from Members exceed a documented target amount of Capital Commitments for the Fund, the Fund may cancel any Capital Commitment and redeem any Capital Contributions from the Investment Adviser or its Affiliates to the extent of such excess. Any decision to redeem the Investment Adviser’s Capital Contribution pursuant to this paragraph shall be made by the Manager on behalf of the Fund.

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(b) The Manager may, in its sole discretion, accept all or any portion of a Member’s Carry-Over Subscription to satisfy all or a part of such Member’s initial or additional Capital Contribution, as the Manager may determine in its sole discretion. In the event that the Manager rejects all or a part of a Member’s Carry-Over Subscription as a Capital Contribution to the Fund, the amount of such rejected portion of such Member’s Carry-Over Subscription shall be returned to such Member pursuant to the terms of the applicable fund’s partnership agreement and the Subscription Agreement.

(c) No Member shall be paid interest on any Capital Contribution to the Fund or on such Member’s Capital Account.

(d) No Member shall have any right to demand the return of its Capital Contribution or revoke an Unfunded Commitment, except upon dissolution of the Fund pursuant to Article VII.

(e) No Member shall have the right to demand property in return for its Capital Contribution, except upon dissolution of the Fund pursuant to Article VII.

3.4.2. Drawdown Procedures.

(a) Generally. Each Member shall make Capital Contributions to the Fund in such amounts and at such times as the Manager shall specify in notices (each a “Drawdown Notice”) delivered from time to time to such Member pursuant to Section 3.4.2(b). All Capital Contributions shall be paid to the Fund in the manner specified in the Drawdown Notice or such other manner as may be agreed to in writing by the Manager by 5:00 p.m. (Pacific Time) on the date specified in such Drawdown Notice. Capital Contributions may include amounts that the Manager determines are reasonably necessary or desirable for any purpose consistent with Section 2.5, and the payment of Management Fees or Fund expenses.

(b) Drawdowns. Each Drawdown Notice shall specify:

(i)	the Drawdown Amount;

(ii)	the required Capital Contribution to be made by such Member;

(iii)	the date (the “Drawdown Date”) on which such Capital Contribution is due, which, except in the case of the initial Capital Contribution, shall be no less than the Minimum Drawdown Notice; and

(iv)	the account of the Fund to which such Capital Contribution should be paid.

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In connection with any such Drawdown, each Member shall be required to make a Capital Contribution equal to the product of (i) such Member’s Unfunded Commitment Percentage times; and (ii) the Drawdown Amount specified in the applicable Drawdown Notice. The Manager shall not make a capital call to the Members pursuant to this Section 3.4.2 for amounts in excess of the aggregate Unfunded Commitments of the Members and any amounts required to be contributed by way of a Carry-Over Subscription, and no Member shall be obligated to contribute amounts pursuant to any capital call in excess of its Unfunded Commitment.

For the avoidance of doubt, the Subscription Agreement shall constitute a Drawdown Notice with respect to the Initial Drawdown Amount unless otherwise specified therein.

(c) Regulatory Exclusions. The Manager may, in its sole discretion, alter the above Drawdown procedures or waive all or a portion of the Unfunded Commitment applicable to any ERISA Partner, Governmental Plan Partner or Private Foundation Partner to the extent reasonably necessary for the Fund, the Investment Adviser, the Manager or such Member to comply with applicable law or regulation, without the Consent of, or notice to, any other Member.

3.4.3. Capital Call Facilities. If the Manager shall reasonably determine that funds are necessary to make an investment or to pay Management Fees or a Fund expense prior to the time all or a portion of such funds are otherwise made available by the Partners in accordance with this Section 3.4, the Manager may borrow such funds, from Affiliates or otherwise, provided that the Manager shall deliver an applicable Drawdown Notice or Notices in respect of such investment, Management Fee or Fund expense promptly after making such borrowing. The Manager shall repay any borrowings made under this Section 3.4.3 as promptly as practicable after funds for such repayment become available to the Fund. To the extent any borrowing by the Fund is attributable to Capital Contributions that are received by the Fund after the payment date specified in the applicable Drawdown Notice, the interest costs associated therewith shall be charged and allocated to the account of the Partner(s) that did not timely submit their Capital Contributions.

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3.4.4. Default by Partners.

(a) Each Partner agrees that payment of its required Capital Contributions when due is of the essence, that any Default by any Partner would cause injury to the Fund and to the other Partners and that the amount of damages caused by any such injury cannot be estimated with reasonable accuracy. Upon any Event of Default by a Partner, the Manager, in its sole discretion, shall have the right to pursue one or more of the following remedies on behalf of the Fund: (i) charge interest on such Defaulting Partner’s Default Amount at the lower of (A) the interest rate that is equal to the SOFR Rate plus 8% per annum; or (B) the highest rate permitted by law; (ii) cause such Defaulting Partner to forfeit all or a portion of its Capital Account, with the amount forfeited being allocated, as a credit, to the Capital Accounts of the Partners other than such Defaulting Partner in proportion to their respective Commitment Percentages as most recently determined; (iii) cause all or a portion of such Defaulting Partner’s interest in the Fund to be subject to a mandatory withdrawal or sale to a third party at such discount to the net asset value of such Defaulting Partner’s Capital Account and other terms as the Manager determines in its sole discretion; and (iv) reduce or cancel the Unfunded Commitment of the Defaulting Partner on such terms as the Manager reasonably determines (which may include leaving such Defaulting Partner obligated to make Capital Contributions with respect to Management Fees and Fund expenses allocable to such Defaulting Partner or its Capital Commitment up to the amount of such Defaulting Partner’s Unfunded Commitment at the time such Unfunded Commitment is so reduced or canceled). In the case of clause (ii) or (iii) of the immediately preceding sentence, this Agreement and the Fund’s books and records shall be amended as necessary to reflect such reduction in such Defaulting Partner’s interest in the Fund and to reduce such Partner’s Capital Account accordingly. The Manager’s election to pursue any one of such remedies shall not be deemed to preclude the Manager from pursuing any other available remedy, simultaneously or subsequently, including but not limited to, damages (any amount of which shall be withheld from distributions otherwise payable to the Defaulting Partner) or specific performance. The Defaulting Partner shall continue to remain obligated to provide funds as required by the Manager up to the full amount of its Unfunded Commitment and to pay its share of all Management Fees or Fund expenses allocable to such Defaulting Partner or its Capital Commitment under this Agreement. Notwithstanding any Event of Default, the Manager may, in its sole discretion, compromise the obligation of a Defaulting Partner that is a Member to make Capital Contributions or to pay certain other amounts pursuant to this Agreement on such terms as the Manager determines in its sole discretion. No failure or delay by the Manager in exercising any remedy hereunder shall operate as a waiver thereof, and a waiver by the Manager of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver on any subsequent occasion;

(b) Upon the occurrence of any Event of Default in connection with any Drawdown, the Manager may, in its sole discretion, use reasonable efforts to obtain agreements from other Members (which may not include all Members) to increase their required Capital Contributions so as to fund the Default Amount and, if such agreements are obtained from any such Member, deliver an additional Drawdown Notice in accordance with Section 3.4.2(b) hereof to such Member, setting forth the increased amount of such Member’s required Capital Contribution. Notwithstanding the foregoing, if the Manager reasonably determines that time constraints or other factors make the procedures set forth above impracticable or if the Manager obtains agreements for only a portion of the amount that is in Default, the Manager may, in its discretion, seek commitments of capital from additional investors (which may in the discretion of the Manager, include the Manager, any existing Member or their respective Affiliates) up to the amount of the Defaulting Partner’s Unfunded Commitment. If any such commitment is received from any existing Member, such Member’s Capital Commitment and Unfunded Commitment shall be increased accordingly. If any such commitment is received from an investor that is not an existing Member, such investor shall, after executing such instruments and delivering such opinions and other documents as are in form and substance reasonably satisfactory to the Manager, be admitted to the Fund as a Substituted Member and shown as such on the books and records of the Fund and shall be deemed to have a Capital Commitment and an Unfunded Commitment equal to the commitment for which such investor has subscribed. After the appropriate adjustment of the Capital Commitment and the Unfunded Commitment of the Member or admission of the Substituted Member pursuant to this clause, the Capital Commitment and Unfunded Commitment of the Defaulting Partner shall be decreased accordingly;

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(c) The rights and remedies referred to in this Section 3.4 shall be in addition to, and not in limitation of, any other rights available to the Manager or the Fund under this Agreement or at law or in equity. Further, each Member agrees that the rights and remedies referred to in this Section 3.4 may be exercised with respect to a Defaulting Partner against its interests in the Fund and in any Predecessor Fund(s) or Successor Fund(s). An Event of Default by any Partner in respect of any Capital Contribution shall not relieve any other Partner of its obligation to make Capital Contributions to the Fund. In addition, unless the Unfunded Commitment of any Defaulting Partner is decreased to zero pursuant to Section 3.3.4(a) hereof, an Event of Default by such Partner shall not relieve such Defaulting Partner of its obligation to make Capital Contributions subsequent to such Event of Default; and

(d) Each Member acknowledges by its execution hereof that it has been admitted to the Fund in reliance upon its agreements under this Agreement, that the Investment Adviser, Manager and the Fund may have no adequate remedy at law for a breach hereof and that damages resulting from a breach thereof may be impossible to ascertain at the time hereof or of such breach.

3.4.5. Upon the expiration of the Investment Period, all or a portion of any Capital Contribution that is neither used for investment nor reserved for committed investments or payment of Fund expenses, may, at the Manager’s sole discretion and without further consent of the relevant Members, be invested into a Successor Fund as a Carry-Over Subscription into such Successor Fund (where this Fund is a Predecessor Fund). Such Carry-Over Subscription Amounts shall be contributed to the Successor Fund pro rata in accordance with each Member’s respective Capital Contributions or in such other manner as designated by the Manager (such amounts, “Roll-Over Contributions”). For all tax and accounting purposes, the Roll-Over Contributions shall be deemed effectuated via a distribution to the Members from the Fund and an immediate contribution of such amounts by such Members into the Successor Fund. Such amounts deemed distributed by the Fund and contributed to the Successor Fund shall reduce the Capital Accounts of the Partners of the Fund accordingly.

3.5	Pro-Rata Rights; Follow-On Opportunities.

3.5.1. In the event that a Portfolio Company in which the Fund invested has a Follow-On Opportunity to invest further (or through other security types or mediums), the Manager and/or Investment Adviser shall determine whether to decline such opportunity. If it is determined to accept the opportunity, the opportunity shall be allocated in accordance with the policies of stated herein.

3.5.2. The Investment Adviser in its sole discretion may, without notice and consent of the Fund, assign, transfer or otherwise allocate any preferential investment rights (“Pro-Rata Rights”) in a Follow-On Opportunity that the Fund may have to other persons including an investment vehicle that the Investment Adviser advises or has an economic interest in (an “Affiliated Investment Vehicle”). Each Member acknowledges and agrees that the allocation of Follow-On Opportunities may create a real or perceived conflict of interest for the Investment Adviser, and waive any claims, actions and other rights they may have against the Investment Adviser, Fund, their Affiliates, their members, partners, directors, officers, agents and employees in connection with any such conflict.

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3.5.3. The Fund may, in the Manager’s sole discretion, maintain cash reserves of up to the Maximum Reserve Amount from proceeds of Liquidity Events or similar events occurring with respect to Portfolio Companies to participate in Follow-On Opportunities. To the extent the Fund declines or is unable to participate in a Follow-On Opportunity (due to lack of available capital or otherwise), Members of the Fund have no separate right to participate or invest in place of the Fund.

3.6	Additional/Subsequent Closings; Adjustments at Additional/Subsequent Closings.

3.6.1. Except as provided in Sections 3.2.2, 3.5, 3.6.2, and 3.6.3, no additional person shall be admitted as a Partner after the Effective Date without the Consent of the Manager.

3.6.2. In accordance with Section 3.2.2, each additional Person admitted as a Partner subsequent to the Effective Date (and each existing Member that increases its Subscription Amount) shall (i) execute and deliver to the Fund a counterpart of this Agreement or otherwise take such actions as the Manager shall deem appropriate in order for such Partner to become bound by the terms of this Agreement; and (ii) in the case of a Member, make a Capital Contribution in an amount equal to its accepted Subscription Amount in exchange for an Interest.

3.6.3. Each Member’s Capital Contribution and distribution rights shall be calculated on the basis of such Member’s proportional ownership of Interests within the applicable Series, and not based on such Member’s aggregate Capital Contributions to the to another Series or the Master Series LLC if applicable.

3.7	Liability of Members.

No Member shall be liable to the Fund or to any other Member for (i) the performance, or the omission to perform, of any act or duty on behalf of the Fund; (ii) the termination of the Fund or this Agreement pursuant to the terms hereof; or (iii) the performance, or the omission to perform, on behalf of the Fund any act in reliance on advice of legal counsel, accountant or other professional advisors to the Fund. In no event shall any Member (or former Member) have any liability for the repayment or discharge of the debts and obligations of the Fund or be obligated to make any contribution to the Fund; provided, however, that:

(a) appropriate reserves may be created, accrued and charged against the net assets of the Fund and proportionately against the Capital Accounts of the Members for contingent liabilities or probable losses or foreseeable expenses that are permitted hereunder (including, with respect to any Liquidating Vehicle, in accordance with Section 4.7 and 7.2.4), such reserves to be in the amounts that the Manager deems necessary or appropriate, subject to increase or reduction at the Manager’s sole discretion; and

(b) each Member shall have such other liabilities as are expressly provided for in this Agreement.

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3.8	Nature of Obligations Between Members.

Except as otherwise expressly provided herein, nothing contained in this Agreement shall be deemed to make any Member , in such Member’s capacity as a Member, an agent or legal representative of any other Member or to create any fiduciary relationship between Members for any purpose whatsoever, apart from such obligations between the partners of a limited liability company as may be established by the Act. Except as otherwise expressly provided in this Agreement, a Member shall not have any authority to act for, or to assume any obligation or responsibility on behalf of, any other Member or the Fund.

3.9	Status Under the Uniform Commercial Code.

All Interests in the Fund shall be securities governed by Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware. The Interests are not evidenced by certificates and will remain not evidenced by certificates. The Fund is not authorized to issue certificated Interests. The Fund will record in the Interest Register all Transfers of Members’ Interests made in accordance with Article VI of this Agreement.

3.10	Management Fee.

3.10.1 The Fund shall, subject to the terms and conditions set forth herein, pay to the Manager (or to its assignee) the “Management Fee” as defined in the Main Definitions Page.

3.10.2 The Management Fee shall be payable in accordance with the Main Definitions Page. The Management Fee, if any, shall be payable to a bank account specified by the Manager (or its assignee).

3.10.3 The Members acknowledge and agree that the Manager may assign any Management Fee in its sole discretion, and reserves the right, in its sole discretion, to waive the Management Fee in part or in whole with respect to any one or more Members (including Affiliates of the Investment Adviser and the Manager), but not others, without the Consent of, or notice to, any other Member (a “Management Fee Adjustment”).

3.11	Other Expenses.

Except as otherwise expressly provided herein, the Fund shall bear the Management Fee, if any, and all organizational and operating expenses of the Fund and other expenses attributable to the activities of the Fund, including, but not limited to (i) attorneys’ and accountants’ fees and insurance, regulatory or litigation expenses (including disbursements on behalf of the Fund and damages and any tax or other audit expenses and any expenses contemplated under Section 10.4); (ii) all reasonable attorneys’ fees and other legal expenses incurred in connection with the Fund’s investments of the underlying Portfolio Company Securities; (iii) expenses incurred in connection with the formation, operations and/or winding up or liquidation of the Fund (i.e. Permissible Liquidation Expenses); (iv) expenses incurred in connection with any amendments to the constituent documents of the Fund and related entities, and in connection with any agreements between the Fund, the Manager or third parties; (v) expenses incurred in connection with distributions to the Members and in connection with any meetings of Members called by the Manager; and (vi) reasonable expenses for fund administration services. Fund expenses may be capped or waived at the discretion of the Manager. The Manager may set aside a cash reserve to pay for anticipated expenses of the Fund, and any unused portion thereof shall be returned to the investors.

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ARTICLE IV

CAPITAL ACCOUNTS, ALLOCATIONS, AND DISTRIBUTIONS

4.1	Capital Accounts.

4.1.1. A separate book capital account shall be maintained for each Member (each a “Capital Account”) in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), in respect of the Interest held by such Member. The Capital Account of each Member shall be: (i) increased by contributions of money by the Member to the Fund and allocations of income or gain; (ii) decreased by distributions of money or property by the Fund to the Member and allocations of loss or deduction; and (iii) otherwise adjusted in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). The Manager may modify the manner in which Capital Accounts are computed as it deems necessary to comply with Code Section 704(b) and the Treasury Regulations thereunder; provided, that such modifications shall not have a material effect on the amounts distributable to any Member under this Agreement.

4.1.2. The Fund may, at the sole discretion of the Manager, revalue Fund property as permitted under Treasury Regulations Section 1.704-1(b)(2)(iv)(f). In the event of such a revaluation, the Capital Accounts of the Members shall be adjusted in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f) and (g).

4.2	Allocation of Net Profits and Net Losses.

4.2.1. Subject to Sections 4.2.2 through 4.6 below, for each Fiscal Year, the Fund’s Net Profits or Net Losses, as the case may be, shall be allocated among the Members in such a manner that, immediately after giving effect to such allocations, each Member’s Target Capital Account balance, taking into account all contributions by such Member and distributions to such Member, equals, as nearly as possible, the amount of cash, if any, that would be distributed to such Member if (a) all the Fund’s assets were sold for cash equal to their respective book values (as determined under Treasury Regulations Section 1.704-(b)(2)(iv)), reduced, but not below zero, by the amount of nonrecourse debt to which such assets are subject; (b) all the Fund’s liabilities (other than nonrecourse liabilities) were paid in full; and (c) all the remaining cash was distributed to the Members under Section 4.7.

4.3	Nonrecourse Deductions, Tax Credits, etc.

Nonrecourse deductions (within the meaning of Treasury Regulations Section 1.704-2(b)(1)), tax credits, and other items the allocation of which cannot have economic effect shall be allocated to the Members pro rata in accordance with Interests held by them.

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4.4	Section 704(b) Regulatory Allocations.

The safe harbor provisions of the Treasury Regulations under Code Section 704(b), including Treasury Regulation 1.704-1(b), relating to qualified income offset, minimum gain chargeback, minimum gain chargeback with respect to Member nonrecourse debt, allocations of nonrecourse deductions, allocations with respect to Member nonrecourse debt, limitations on allocations of losses to cause or increase a Capital Account deficit, and forfeiture allocations with respect to substantially nonvested partnership interests (the “Regulatory Allocations”) are hereby incorporated by reference and shall be applied to the allocation of income, gain, loss, or deduction in the manner provided in the Treasury Regulations. In the event the Regulatory Allocations result in allocations being made that are inconsistent with the manner in which the Partners intend to divide the Fund’s Net Profits and Net Losses as reflected in Section 4.2, the Manager may, in its sole discretion, adjust subsequent allocations of any items of gain, loss, income, deduction, or expense such that the net amount of the Regulatory Allocations and such subsequent special adjustments to each Partner is zero.

4.5	Tax Allocations.

4.5.1. Except as otherwise provided in this Article IV or as otherwise required by the Code and the rules and Treasury Regulations promulgated thereunder, a Partner’s distributive share of Fund income, gain, loss, deduction, or expense for income tax purposes shall be the same as is entered in the Partner’s Capital Account pursuant to this Agreement.

4.5.2. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, and by such methods determined by the Manager, allocations of items of income, gain, loss, deduction, or expense for income tax purposes shall be allocated among the Partners so as to take into account any variation between the adjusted tax basis of Fund property and the book value of such property as determined for purposes of maintaining Capital Accounts.

4.6	Special Allocations.

4.6.1. To the extent the Fund has taxable interest income or expense with respect to any promissory note between any Partner and the Fund as holder and maker or maker and holder pursuant to Section 483, Sections 1271 through 1288, or Section 7872 of the Code, such interest income or expense shall be specially allocated to the Partner to whom such promissory note relates, and such Partner’s Capital Account adjusted if appropriate.

4.6.2. Subject to Sections 3.6 and 6.3, if additional persons are admitted to the Fund as Members and participate in a closing subsequent to the first Closing (or existing Members increase their Capital Contributions), then Profit and Loss of the Fund allocated to such Partners that are allocated to the Partners on or after the effective date of such admission (or increase) shall be allocated first to such new Partners (or such existing Members that increased their Capital Contribution) to the extent necessary to cause such persons to be treated with respect to such items as if they had been Partners (or had such increased Capital Contribution) from the first Closing.

4.6.3. If any Interests are newly issued, reserved, transferred, forfeited, or redeemed during a Fiscal Year, the Manager shall adjust allocations of income, gain, loss, deduction, and credit to take account of the varying interests of the Members in any manner consistent with Code Section 706 and the Treasury Regulations thereunder.

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4.7	Distributions.

4.7.1. The Fund shall first use available assets to repay outstanding debts and obligations, if any, of the Fund. Then, subject to Section 4.8, the Fund shall make distributions of the cash proceeds received from each Portfolio Company, if any, at such times and intervals as the Manager shall determine. With respect to each investment in any Portfolio Company, no distribution shall be made earlier than the expiration of the Lock-Up Period in respect of Portfolio Company Securities to be distributed. To the extent that a distribution is made in-kind, such distribution shall be valued in accordance with Article XIII, and any deemed gain or loss incurred on such distribution allocated to the Partners in accordance with Section 4.2. Furthermore, the Fund’s investments in Portfolio Companies may be subject to carried interests, fees and expenses under the governing terms of each investment, and any distribution from a Portfolio Company to the Fund is net of said carried interest and any applicable fees and expenses. With respect to assets attributable to the Fund, distributions shall be made in accordance with terms specified as part of the Main Definitions Page.

4.7.2. Distributions pursuant to this Article IV may be comprised of cash and/or securities if and to the extent that, in connection with a Liquidity Event, the Fund receives such cash, Portfolio Company Securities or other securities from the relevant Portfolio Company(s). Any in-kind distributions will be made at the sole discretion of the Investment Adviser. Interim distributions will be made at such times as the Manager determines in its sole discretion. Notwithstanding the foregoing, no distribution of securities shall be made to any Member to the extent such Member would be prohibited by applicable law from holding such securities. Securities distributed in kind shall be subject to such conditions and restrictions as the Manager determines, in its sole discretion, are legally required or appropriate. Unless otherwise agreed to by the Manager, distributions to a Member will be made to its respective brokerage account; provided that any cash distributions may, in the sole discretion of the Manager, be made, in whole or in part, to the account from which the Member paid its Capital Contribution or to a Member’s alternative account of which it informed the Manager by way of timely written notice. Without limiting the generality of the foregoing, in the event that the Fund receives from a Portfolio Company or its affiliate any digital assets, such as cryptographic tokens or coins, the Manager may cause the Fund to liquidate such property in such manner and at such times as the Investment Adviser deems, in its sole discretion, to be in the best interest of the Fund and the Manager shall distribute any resulting proceeds, net of expenses, to Members in accordance with this Section 4.7.

4.7.3. In the event that, on the date of the Outside Date, a Liquidity Event has not occurred in respect of any Portfolio Company, the assets may be assigned to a liquidating trust or Entity (a “Liquidating Vehicle”). The Fund’s interests in any Liquidating Vehicle shall generally be subject to terms comparable to its interests in the Portfolio Company (including, for the avoidance of doubt, Distribution Expenses); provided, however, that, in addition to other expenses contemplated hereunder, interests in a Liquidating Vehicle may be subject to actual expenses incurred in connection with the ongoing operations of the Liquidating Vehicle. The Liquidating Trustee, in its sole discretion, may establish reserves for contingencies under this Section 4.7.3, including with respect to interests in any Liquidating Vehicle and/or make any adjustments or amendments to the terms of this Agreement necessary to effect the terms of this Section 4.7.3.

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4.8	Withholding.

4.8.1. The Manager shall cause the Fund to withhold from payments and distributions to a Member and remit to the appropriate government authority any amounts required to be withheld under the Code, Treasury Regulations, FATCA, or federal, state, provincial, local, or foreign tax law. All amounts so withheld shall be treated as paid or distributed, as the case may be, to the Member for all purposes of this Agreement. In addition, the Fund may withhold from distributions amounts deemed necessary, in the sole discretion of the Manager, to be held in reserve for payment of accrued or foreseeable permitted expenses of the Fund. In the event a portion of a distribution in kind is retained by the Fund pursuant to this Section, such retained securities may, in the discretion of the Manager, either (i) be distributed to the Members in accordance with the terms of this Article IV, including this Section 4.8.1; or (ii) be sold by the Fund to generate the cash necessary to satisfy such tax remittance. If any securities are sold pursuant to the preceding sentence, then for purposes of income tax allocations only under this Operating Agreement, any gain or loss on such sale or exchange shall be allocated to the Member to whom the applicable tax remittance relates. Each Member will, as applicable, take such actions as are required to establish to the reasonable satisfaction of the Manager that the Member is (i) not subject to the withholding tax obligations imposed by Section 1471 of the Code; and (ii) not subject to the withholding tax obligations imposed by Section 1472 of the Code. In addition, each Member will assist the Fund and the Manager with any applicable information reporting or other obligation imposed on the Fund, the Manager, or their respective Affiliates, pursuant to FATCA.

4.8.2. If any amount is withheld from any amounts otherwise payable to the Fund in order to satisfy any federal, state, provincial, local or foreign tax liability, the amounts so withheld are deemed to be distributed to the Members and allocated among them in accordance with this Article IV, except that in the case of any amount withheld or deducted other than on a pro rata basis as between the Members (for example, having regard to particular individual tax status), the amount so distributed is deemed to be allocated among the Members having regard to the respective amounts withheld on account of each Member.

4.8.3. Each Member hereby agrees to indemnify and hold harmless the Fund from and against any liability with respect to income attributable to or distributions or other payments to such Member. To the extent that the Code, Treasury Regulations, or state, local, or foreign tax law requires the Fund to remit to a governmental authority an amount with respect to a Member that exceeds the amount then otherwise distributable to such Member, (i) the excess shall constitute a loan from the Fund to such Member which shall be payable upon demand and shall bear interest, from the date that the Fund makes the payment to the relevant governmental authority, at the lesser of (a) the one-month SOFR plus four percent (4%) or (b) the maximum legal interest rate under applicable law, compounded annually; (ii) the Fund shall be entitled to collect such sum from amounts otherwise distributable to such Member under Section 4.7 or Section 7.2 of this Agreement; and (iii) the Fund may exercise any and all rights and remedies to collect such sum from such Member that a creditor would have to collect a debt from a debtor under applicable law. Any payment made by a Member to the Fund pursuant to this Section 4.8.3 shall not constitute a Capital Contribution.

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4.8.4. The Manager agrees that it will make (or cause the Fund to make) any filings, applications or elections to obtain any available exemption from, or any available refund of, any withholding or similar taxes imposed by any taxing authority with respect to amounts distributable or items of income allocable to any Member under this Agreement. Each of the Members agrees that it will cooperate with the Manager and the Fund in making any such filings, applications or elections to the extent the Manager reasonably determines that such cooperation is necessary or desirable. Notwithstanding the foregoing, if any Member must make any such filings, applications or elections directly, the Manager, at that Member’s request, will (or will cause the Fund to) provide such information and take such other action as may reasonably be necessary to complete or make such filings, applications or elections, so long as the provision of such information and assistance does not create an undue burden on the Manager or otherwise interfere with the management of the Fund by the Manager or its members.

4.9	Member Giveback.

Except as required by applicable law or Section 4.8, no Member shall be required to repay to the Fund, any Member or any creditor of the Fund all or any part of the distributions made to such Member unless the Member has agreed to such repayment in connection with a distribution made to such Member. To the extent a Member is obligated to repay or restore to the Fund all or any part of any distribution made to it from the Fund, the Manager shall use its reasonable best efforts to prevent such a “clawback” from exceeding the lesser of (i) 25% of the Member’s Capital Contribution; or (ii) the sum of the Member’s previous distributions.

Subject to the foregoing limitations and as otherwise set forth in this Agreement, if the Master Series LLC or a Fund incurs any liability, including in respect of indemnification obligations, the Manager may cause each Member to contribute to the Master Series LLC, the Fund, any Predecessor Fund or any Successor Fund, its pro rata share of such liability (based upon the amount by which such Member’s Program Distributions would have been reduced if the amount to be returned to the Master Series LLC or such fund by the Partners had not been distributed but rather had been used by the Master Series LLC or such fund to pay such liability); provided that, to the extent such liability may be attributable to a specific fund or Portfolio Company, as determined by the Manager in its discretion, it may limit the payment of such amounts to Members participating in such fund or Portfolio Company. In addition, the Manager may withhold from distributions of the Fund, any Predecessor Fund or any Successor Fund, in which a Member that is subject to a giveback obligation participates in order to satisfy such giveback obligation. To the fullest extent permitted by law, the aggregate amount of such re-contributions from any Member may not exceed 50% of such Member’s aggregate capital contributions to the Quarterly Fund Program during the applicable Funding Window (substituting the date such recontribution is assessed for the distribution date). In addition, to the fullest extent permitted by law, no Member will be required to return any amount distributed to it following the third anniversary of such distribution, unless notice of a pending or otherwise anticipated claim is provided to the Member prior to such anniversary date.

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4.10	No Creditor Status.

No Member may withdraw any amount from its Capital Account unless such withdrawal is made pursuant to Sections 5.2, 6.4 or 8.2. A holder of Interest(s) shall not have the status of, and is not entitled to the remedies available to, a creditor of the Fund with regard to distributions that such holder of Interest(s) becomes entitled to receive pursuant to this Agreement and the Act. Except as otherwise provided in this Agreement, no interest shall be paid to any Member on account of its interest in the capital of or on account of its investment in the Fund.

4.11	Limitations on Distribution.

Notwithstanding any provision to the contrary contained in this Agreement, the Fund shall not make a distribution to any holder of Interests on account of its interest in the Fund if such distribution would violate the Act or other applicable law. Furthermore, where residual cash of the Fund is a de minimis amount (i.e. less than the cost of distributing said residual cash to the Members or account maintenance cost), the Manager may in its discretion cause the Fund to donate such amount for charitable purposes. Also, the Manager may in its sole discretion refuse to accept any distribution (including dividend, interest payment or other amount) from a Portfolio Company if such distribution is of a de minimis amount.

4.12	Currency.

All Capital Contributions or distributions of cash pursuant to this Agreement shall be made in United States dollars except where the Manager agrees with a Member that all or any part of its Capital Contribution or distribution, as applicable, shall be made in another currency in which the underlying investment in Portfolio Company Securities is to be or was made. Where a Capital Contribution or distribution of cash is made in a currency other than United States dollars, the value of the relevant Capital Contribution or distribution shall be entered into the books of the Fund based on its United States dollar value determined in accordance with this Section. For purposes of this Agreement (other than for purposes of calculating foreign currency gain or loss for purposes of Sections 985 - 989 of the Code or equivalent provisions of any applicable foreign jurisdiction’s tax regulations), whenever an amount is to be converted from one currency to another, it shall be converted at the prevailing exchange rate for such conversion at the close of business on the date of such calculation (or the next preceding business day if such date of calculation is not a business day), as reported by the Federal Reserve Bank of New York.

Cash held by the Fund shall be promptly deposited into an account at Silicon Valley Bank, or a reputable bank or financial institution as determined by the Manager in its reasonable discretion.

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ARTICLE V

RIGHTS AND DUTIES OF THE Manager

5.1	Management.

5.1.1. The business and affairs of the Fund shall be controlled, directed and managed by the Manager. Except when the approval of the Members is expressly required by the Act or this Agreement, the Manager shall have the full, exclusive and complete authority, power and discretion to operate, manage and control the affairs, business and property of the Fund, to make all decisions related to the Fund’s affairs, business and property and to perform any and all other acts or activities customary or incident to the management of the Fund’s affairs, business and property, including, without limitation, (i) establishing Fund subsidiaries; (ii) signing agreements; and (iii) otherwise binding the Fund.

5.1.2. The Manager may agree to (i) delegate any matters or actions that it is authorized to perform under this Agreement to employees or agents of the Manager or third Persons; and (ii) appoint any Persons, with such titles as the Manager may select, to act on behalf of the Fund, with such power and authority as the Manager may delegate from time to time to such Persons.

5.1.3. The Manager may from time to time open bank accounts in the name of the Fund, and the Manager or a representative of the Manager shall be the signatory thereon.

5.1.4. Third parties dealing with the Fund may rely conclusively upon any certificate of the Manager to the effect that it is acting on behalf of the Fund. The signature of the Manager shall be sufficient to bind the Fund in every manner to any agreement or on any document.

5.2	Duties and Obligations of the Manager.

5.2.1. The Manager shall take all action that may be necessary or appropriate for the continuation of the Fund’s valid existence and authority to do business as a limited liability company with separate Series (if applicable) under the laws of the State of Delaware and of each other jurisdiction in which such authority to do business is, in the judgment of the Manager, necessary or advisable.

5.2.2. The Manager shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required or other documents to be filed by the Fund.

5.2.3. The Manager shall cause the Fund to pay any taxes or other governmental charges levied against or payable by the Fund; provided, however, that the Manager shall not be required to cause the Fund to pay any tax so long as the Manager or the Fund is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Fund. If deemed appropriate or necessary by the Manager, the Fund may establish reasonable reserves to fund its actual or contingent obligations under this Section 5.2.3.

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5.2.4. The Manager shall use its reasonable best efforts to ensure that at no time shall the equity participation in the Fund by “benefit plan investors” be “significant,” within the meaning of the Plan Asset Rules. If the Manager becomes aware that the assets of the Fund at any time are likely to include plan assets of a benefit plan investor, the Manager may require any or all of the ERISA Partners to immediately withdraw so much of their capital in the Fund as shall be necessary to maintain the investment of such Members at a level so that the assets of the Fund are not deemed to include plan assets under ERISA.

5.2.5. Notwithstanding anything herein to the contrary, the Manager does not, shall not and will not owe any other fiduciary duties of any kind whatsoever to the Fund, or to any of the Members, by virtue of its role as the Manager, including, but not limited to, the duties of due care and loyalty, whether such duties were established as of the date of this Agreement or any time hereafter, and whether established under common law, at equity or legislatively defined. It is the intention of the Parties to this Agreement that any such fiduciary duties be affirmatively eliminated to the fullest extent permitted under the Act or any other applicable law, and each Member hereby waives any rights with respect to such fiduciary duties.

5.2.6. Notwithstanding any other provision of this Agreement or otherwise applicable provision of law or equity, whenever in this Agreement, the Manager is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, the Manager shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (ii) in its “good faith” or under another expressed standard, the Manager shall act under such express standard and shall not be subject to any other or different standards. Unless otherwise expressly stated, for purposes of this Section 5.2.6, the Manager shall be deemed to be permitted or required to make all decisions hereunder in its sole discretion.

5.3	Other Businesses of the Manager and Administrative Manager.

5.3.1. The Manager shall devote to the Fund such time as the Manager reasonably believes shall be necessary to conduct Fund business and affairs in the Manager’s sole discretion. The Members recognize, however, that Affiliates of the Manager, and any officer or employee of the Manager or such Affiliate, shall be required to devote only such time to the affairs of the Fund as the Manager determines in its sole discretion may be necessary or appropriate to manage and operate the Fund. Except as expressly set forth herein, the Manager and each Member, and their respective Affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Fund or otherwise. None of the foregoing shall have any rights or obligations by virtue of this Agreement or the business relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom.

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5.3.2. The Administrative Manager shall devote to the Fund such time as the Administrative Manager reasonably believes shall be necessary to conduct Fund business and affairs in the Administrative Manager’s sole discretion. The Members recognize, however, that Affiliates of the Administrative Manager, and any officer or employee of the Administrative Manager or such Affiliate, shall be required to devote only such time to the affairs of the Fund as the Administrative Manager determines in its sole discretion may be necessary or appropriate to manage and operate the Fund. Except as expressly set forth herein, the Administrative Manager and its Affiliates may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Fund or otherwise. Without limiting the generality of the foregoing, the Administrative Manager and its Affiliates may acquire or possess interests in a Portfolio Company and such interests may be of a different class or type, with different rights and preferences, than those held by the Fund. None of the Fund, the Manager nor the Investment Adviser shall have any rights or obligations solely by virtue of this Agreement or the business relationship created hereby in or to such independent ventures or investments or the income or profits or losses derived therefrom.

5.4	Duties; Investment Opportunities; Other Business of the Investment Adviser Parties.

5.4.1. Each Member acknowledges and agrees that, in accordance with its authority as Manager of the Fund, the Manager has engaged the Investment Adviser to serve as investment adviser to the Fund. The Investment Adviser has agreed to provide the Fund with advice on actions pertaining to the Fund’s securities holdings, including whether and the manner in which to buy or sell Portfolio Company Securities or economic rights owned by the Fund as opportunities arise, among other investment advisory services, as the case may be. The Fund, upon the advice of the Investment Adviser, shall be authorized to sell (whether in individual transactions or a series of transactions, with or without the involvement of a broker or other intermediary) all or a portion of the Portfolio Company Securities prior to the liquidation of the Fund at such times and in such manner as the Manager and/or Investment Adviser determines in its sole discretion to be most advantageous to the Fund.

5.4.2. The Investment Adviser will, if possible, endeavor to cause the Fund to invest in Portfolio Companies that meet the investment parameters of the Fund. Notwithstanding any prescribed investment strategy, the Investment Adviser may recommend the Fund invest capital in funds investing in early-stage or later-stage private companies.

5.4.3. Subject to other selection parameters determined in its reasonable discretion, the Investment Adviser intends to recommend the Fund invest assets in Portfolio Companies that align with Fund’s Investment Objectives. The Investment Adviser will recommend whether and how much to invest in any Portfolio Company based on such factors as the Investment Adviser may consider appropriate including the management team of the Portfolio Company, other investors in the Portfolio Company, the terms of the proposed investment, any matters relating to the Company’s technology, financial resources, strategy, pricing, market, or competition.

5.4.4 The Investment Adviser does not guarantee or promise that any specific investment opportunity available to the Investment Adviser in connection with its advisory role to other investment vehicles will be offered to the Fund. Each of the Members acknowledges and agrees that the Investment Adviser, any of its Affiliates, or any member, partner, director, officer, employee, other agent or independent contractor of the foregoing, and any investment vehicle advised or managed by the foregoing, shall have the right to invest in any investment opportunity notwithstanding that such opportunity has not been offered to the Fund.

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5.4.5. Each of the Members acknowledges and agrees that (i) the Investment Adviser does not verify, review or guarantee information provided by any Portfolio Company; and (ii) early-stage (including seed-stage) and later-stage companies the Fund anticipates investing in can provide only limited financial, operational and other information for estimating their future performance, and as such, the Investment Adviser will not engage in any financial modeling or other assessment of future profitability prior to approving an investment on behalf of the Fund.

5.4.6. To the fullest extent permitted by the Investment Advisers Act, and/or applicable state regulatory and other applicable law, the Investment Adviser, its Affiliates, or any member, partner, director, officer, employee, other agent or independent contractor of the foregoing (a) may have business interests and engage in business activities in addition to those connected with the Fund, which interests and activities may be similar to or different from those of the Fund and may include without limitation acquiring interests as a partner, a member, a stockholder, or otherwise in other Entities, or performing investment advisory services and management services for various clients and accounts other than the Fund; and (b) in conducting business activities or acquiring business interests, whether different from or similar to those of the Fund, shall not be under any duty or obligation to make available to the Fund any business opportunity. No amendment or repeal of this Section shall apply to or have any effect on the liability or alleged liability of the Investment Adviser for or with respect to any opportunities of which the Investment Adviser becomes aware prior to such amendment or repeal.

5.6	Exculpation and Indemnification.

5.6.1. In the absence of a final judgment or other final adjudication adverse to an Indemnified Party (in each case, after all appeals and the expiration of time to appeal) establishing that (i) the Indemnified Party’s acts or omissions were in bad faith or involved intentional misconduct, recklessness or gross negligence; or (ii) the Indemnified Party personally gained in fact a financial profit or other advantage to which such Indemnified Party was not legally entitled, no Indemnified Party shall be liable to any Party hereto (a) for any mistake in judgment; (b) for any action taken or omitted to be taken, including any action taken or omitted to be taken by the Indemnified Party; or (c) for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any Person retained by an Indemnified Party; provided, however, that such Person shall have been selected, engaged or retained by the Indemnified Party with reasonable care; provided, further, that in the case of any dishonesty, fraud or bad faith of a Person retained by an Indemnified Party no officer of such Indemnified Party knew of such dishonesty, fraud or bad faith. The Manager, the Administrative Manager, the Investment Adviser, their Affiliates and the employees, officers, directors and other agents of the foregoing may consult with legal counsel and accountants in respect of Fund affairs and shall not be liable for any action or inaction which is taken or omitted in good faith in reliance upon and in accordance with the opinion or advice of such counsel or accountants.

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5.6.2. The Fund shall, to the fullest extent permitted by law, out of the Fund’s assets, indemnify and hold harmless each of the Indemnified Parties, and the Fund may, in the sole discretion of the Manager, to the fullest extent permitted by law, out of the assets of the Fund, indemnify and hold harmless any Indemnified Party who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Fund or any of the Members), by reason of any actions or omissions or alleged actions or omissions arising out of or in connection with such Indemnified Party’s activities either on behalf of the Fund or in furtherance of the interests of the Fund or arising out of or in connection with such Person’s activities as a Manager, an Affiliate of the Manager or as the Liquidating Trustee, if such activities were performed in good faith either at the request of or on behalf of the Fund or in furtherance of the interests of the Fund and in a manner reasonably believed by such Person to be within the scope of the authority conferred by this Agreement or by law, against losses, liabilities, damages and expenses (which shall in each case be advanced as and when incurred) for which such Person has not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding; provided, however, that any Person entitled to indemnification from the Fund hereunder shall obtain the written Consent of the Manager prior to entering into any compromise or settlement that would result in an obligation of the Fund to indemnify such Person. Any payments to the Indemnified Party by an indemnitor in connection with the claim in question shall be paid to the Fund until the Fund has been reimbursed for any prior payments pursuant to such claim from the Fund to the Indemnified Party. Such payments received by the Fund shall be distributed pursuant to the provisions of Section 4.7.1.

5.6.3. The provisions of this Section 5.6 shall continue to afford protection to each Indemnified Party regardless of whether such Indemnified Party remains in the position or capacity pursuant to which such Indemnified Party became entitled to indemnification under this Section 5.6 and regardless of any subsequent amendment to this Agreement. No amendment to this Agreement shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment. The provisions of this Section 5.6 shall inure to the benefit of the successors, assigns, heirs and personal and legal representatives of the Indemnified Parties.

5.6.4. Under the laws of the State of Delaware, to the extent that, at law or in equity, an Indemnified Party has duties (including fiduciary duties) and liabilities relating thereto to the Fund or to the Members, neither the Manager nor any other Indemnified Party acting in connection with the Fund’s business or affairs shall be liable to the Fund or to any Members for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Party otherwise existing in law or in equity, are agreed by the Members to replace such other duties and liabilities of such Indemnified Party in accordance with the Act.

5.6.5. If deemed appropriate or necessary by the Manager, the Fund may establish reasonable reserves to fund its actual or contingent obligations under this Section 5.6.

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ARTICLE VI

TRANSFERABILITY OF A LIMITED PARTNER’S INTERESTS

6.1	Restrictions on Transfers of Interests.

6.1.1. No Interest, nor any beneficial interest therein, may, directly or indirectly, be transferred, sold, assigned, pledged, encumbered, charged, exchanged or hypothecated (including, but not limited to, being offered or listed on or through any placement agent, intermediary, online service, site, agent or similar person, service or entity), nor shall any Member create, or permit the creation of, a lien or security interest in or any encumbrance on any Interest or otherwise dispose of its Interest (or any portion thereof or economic interest therein) to or in favor of another Person, whether voluntarily or involuntarily (herein collectively called a “Transfer”), without the prior written Consent of the Manager, which may be granted, withheld, conditioned or delayed in its sole discretion. No Transfer shall act as a release of the transferring Member hereunder unless Consent of the Manager to such release shall have been obtained. Any attempted Transfer that is not made in accordance with this Article VI shall be null and void ab initio and the Manager and all Members are authorized to continue to treat the purported transferor as a Member for all purposes of this Agreement. Notwithstanding the foregoing, after delivery of the opinion of counsel hereinafter required by this Article VI (provided, however, that the Manager may, in its sole discretion, waive the requirement of an opinion of counsel), a Member may Transfer its Interest without the Consent of the Manager (a) to any entity directly or indirectly holding eighty percent (80%) or more of the ownership interests of the Member (including profits or other economic interests) or any entity of which eighty percent (80%) or more of the beneficial ownership (including profits or other economic interests) are held directly or indirectly by such entity, including any entity of which the Member holds, directly or indirectly, eighty percent (80%) or more of the beneficial ownership (including profits or other economic interests); (b) pursuant to a merger, plan of reorganization, sale or pledge of, or other general encumbrance on all or substantially all of the Member’s assets; (c) as may be required by any law or regulation; (d) by testamentary disposition or intestate succession; (e) to a trust, profit sharing plan or other entity controlled by, or for the benefit of, such Member or one or more of its family members; or (f) during the six (6) month period immediately following its admission as a Member, to an Affiliate entity that is also a Member where the sole purpose of such transfer is to adjust the relative holdings of such Affiliate and the original Member. A change in any trustee or fiduciary of the Member shall not be considered to be a Transfer under this Article VI, provided written notice of such change is given to the Manager within a reasonable period of time after the effective date thereof. In addition, the reorganization of the Manager into one or more partnerships or limited liability companies or a change in the manager of the Manager shall not be considered to be a Transfer under this Article VI so long as the resulting entity or entities are beneficially owned by substantially the same parties that beneficially owned the Manager immediately prior to such reorganization.

6.1.2. Notwithstanding any other provisions of this Section 6.1 (other than pursuant to Section 6.4) no Transfer of all or any fraction of a Member’s Interest may be made unless the Fund shall have received a written opinion of counsel reasonably satisfactory in form and substance to the Manager (which opinion may be waived, in whole or in part, at the sole discretion of the Manager) with respect to the following matters:

(a) such Transfer would not violate the 1933 Act or any state securities or “Blue Sky” laws or the securities laws of any non-U.S. jurisdiction applicable to the Fund or the Interest to be Transferred;

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(b) such Transfer would not cause the Fund to lose its status as a “partnership” for federal income tax purposes, constitute a transaction effected through an “established securities market” within the meaning of Treasury Regulation Section 1.7704-1(b) or otherwise cause the Fund to be a “publicly traded partnership” within the meaning of Section 7704 of the Code;

(c) such Transfer would not cause the Fund to become subject to the Investment Company Act, require the Fund to register as an investment company under the Investment Company Act or require the Manager or any Investment Adviser Party to register as an investment adviser under the Investment Advisers Act;

(d) such Transfer would not cause all or any portion of the assets of the Fund to constitute “plan assets” under ERISA or the Code or to constitute assets of any ERISA Partner for the purposes of ERISA or to be subject to the provisions of ERISA to substantially the same extent as if owned directly by any ERISA Partner;

(e) such Transfer would not result in a violation of any law, rule, or regulation by the Member, the Fund, the Manager, any Investment Adviser Party, or any partner, member or other owner of the foregoing; and

(f) such Transfer would not result in a violation of this Agreement.

6.1.3. Each Member agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Fund in connection with a Transfer of Interest by that Member. At the election of the Manager, such expenses may be paid by the Fund and deducted from the Capital Account of the Member or the transferee.

6.1.4. Each Member agrees that, notwithstanding the Transfer of all or any fraction of its Interest, as between it and the Fund, it will remain liable for its obligations hereunder (including its obligations under Section 3.7) as required to be paid with respect to its Interest prior to the time, if any, when the purchaser, assignee or transferee of such Interest, or portion thereof, is admitted as a Substituted Member pursuant to Section 6.3.

6.2	Transferees.

6.2.1. The Fund shall not recognize for any purpose any purported Transfer of all or any portion of the Interest of a Member unless the provisions of Section 6.1 shall have been complied with and there shall have been filed with the Fund a dated notice of such Transfer, in form satisfactory to the Manager, executed and acknowledged by both the seller, assignor or other transferor and the purchaser, assignee or other transferee, and (unless the Manager shall otherwise Consent) such notice (i) contains the acceptance by the purchaser, assignee or other transferee of all of the terms and provisions of this Agreement, including the provisions of Section 9.1, and its agreement to be bound thereby; (ii) represents that such Transfer was made in accordance with all applicable laws and regulations; and (iii) contains a power of attorney granted by the purchaser, assignee or other transferee to the Manager to execute this Agreement and all amendments hereto on its behalf.

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6.2.2. Unless and until a purchaser, assignee or other transferee of an Interest becomes a Substituted Member, such purchaser, assignee or other transferee shall not be entitled to give Consent with respect to such Interest.

6.2.3. Any Member that Transfers its entire Interest shall cease to be a Member, and shall cease to have the rights of a Member hereunder.

6.2.4. Anything herein to the contrary notwithstanding, the Fund, Investment Adviser and the Manager shall be entitled to treat the transferor of an Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to it, until such time as all of the conditions to a Transfer under this Article VI have been met.

6.2.5. A Person who is the transferee of all or any portion of the Interest of a Member as permitted hereby but does not become a Substituted Member and who desires to make a further Transfer of such Interest, shall be subject to all of the provisions of this Article VI to the same extent and in the same manner as any Member desiring to make a Transfer of its Interest.

6.2.6. If the Manager approves the request by a Member to transfer its interest in any Fund or its obligations to make capital contributions to future Fund(s) from and/or attributable to a new individual or entity in accordance with this Section 6 (a “Permitted Transferee”), then:

(a) the Program Contributions of such Permitted Transferee shall be deemed to equal the proportionate share of the transferring Member’s then-aggregate unreturned Program Contributions allocable to the transferred interests, if any;

(b) the aggregate amount of the transferring Members’ then-aggregate unreturned Program Contributions shall be reduced by the amount allocated to the Permitted Transferee; and

(c) any future distributions to the Permitted Transferee shall not count as Program Distributions with respect to the transferring Member.

6.3	Substituted Members.

6.3.1. No Member shall have the right to substitute a purchaser, assignee, recipient, heir, legatee, distributee or other transferee of all or any portion of such Member’s Interest as a Member in its place. Any such purchaser, assignee, transferee, heir, legatee, distributee or other recipient of an Interest (whether pursuant to a voluntary or involuntary Transfer) shall solely be admitted to the Fund as a substituted Member (“Substituted Member”) only (i) with the Consent of the Manager, which Consent may be given or withheld in the sole discretion of the Manager, (ii) by satisfying the requirements of Sections 6.1 and 6.2 (unless the Manager shall otherwise Consent) and (iii) upon an update to the Interest Register in accordance with Section 3.2.2 and any amendment to this Agreement that the Manager deems necessary or appropriate to be made in accordance with Article VIII hereof, and the Certificate of Membership of the Master Series LLC, if required, filed in the proper records of each jurisdiction in which such filing is necessary to qualify the Fund to conduct business or to preserve the limited liability of the Members.

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6.3.2. Each Substituted Member, as a condition to its admission as Member, shall execute and acknowledge such instruments in form and substance satisfactory to the Manager, as the Manager reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of the Substituted Member to be bound by all the terms and provisions of this Agreement with respect to the Interest acquired, and shall meet all investor suitability standards and comply with any applicable anti-money laundering requirements that the Manager may require. All reasonable expenses, including attorneys’ fees not paid by the assignor pursuant to Section 6.1.3 that are incurred by the Fund in this connection shall be paid by such Substituted Member. At the election of the Manager, such expenses may be paid by the Fund and deducted from the Capital Account of the Substituted Member.

6.4	Compulsory Redemption.

The Manager may, by notice to any Member (other than the Investment Adviser), force the sale of all or a portion of such Member’s Interest (other than the Investment Adviser’s Interest), or the withdrawal of a Member and correspondingly reduce any Unfunded Commitment of such Member (on such terms as the Manager reasonably determines, which may include leaving such Member obligated to make Capital Contributions with respect to Fund expenses and Management Fees allocable to such Member or its Capital Commitment up to the amount of such Member’s Unfunded Commitment at the time such Unfunded Commitment is so reduced), on such terms as the Manager determines to be fair and reasonable, or take such other action as it determines to be fair and reasonable in the event that the Manager determines or has reason to believe that: (i) such Member has attempted to effect a Transfer of, or a Transfer has occurred with respect to, any portion of such Member’s Interest in violation of this Agreement; (ii) continued ownership of such Interest by such Member is reasonably likely to cause the Fund, the Investment Adviser or any Affiliate of the foregoing to be in violation of securities laws of the United States or any other relevant jurisdiction or the rules of any self-regulatory organization applicable to the Manager, the Investment Adviser or their Affiliates; (iii) continued ownership of such Interest by such Member may be harmful or injurious to the business or reputation of the Fund, the Manager or the Investment Adviser, or may subject the Fund or any Members to a risk of adverse tax or other fiscal consequence, including without limitation, adverse consequence under ERISA; (iv) any of the representations or warranties made by such Member under this Agreement or under any Subscription Agreement signed by such Member in connection with the acquisition of an Interest was not true, correct and complete when made or has ceased to be true, correct and complete; (v) any portion of such Member’s Interest has vested in any other Person by reason of the bankruptcy, dissolution, incompetency, Incapacity or death of such Member; (vi) the Member’s continued ownership of its Interest would cause the Fund to be required to register as an “Investment Company” under the Investment Company Act; or (vii) it would not be in the best interests of the Fund, as determined by the Manager, for such Member to continue ownership of its Interest.

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ARTICLE VII

DISSOLUTION AND LIQUIDATION OF THE FUND

7.1	Dissolution.

7.1.1. The Fund shall be dissolved and its affairs wound up upon the happening of any of the following events:

(a) the Termination Date;

(b) the final distribution of the net assets of the Fund to the Partners or a Liquidating Vehicle in accordance with Section 4.7;

(c) the determination of the Manager in its sole discretion to dissolve the Fund, with one hundred and twenty (120) days’ notice to each Partner;

(d) the dissolution of the Master Series LLC; or

(e) a judicial determination under 17-802 of the Act.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution occurs, but the Fund shall not terminate until the assets of the Fund have been distributed as provided in Section 7.2.

7.1.2. The dissolution and termination of the Fund shall not, in and of itself, cause or result in the dissolution or termination of the Master Series LLC or any other Series.

7.1.3. Prior to a dissolution pursuant to Section 7.1, the Manager, in its sole discretion, may extend the period of time between the date on which the final Fund investment is made and the Termination Date by up to two successive one year periods.

7.2	Liquidation.

7.2.1. Upon dissolution of the Fund, the Liquidating Trustee shall wind up the affairs of the Fund and proceed within a reasonable period of time to sell or otherwise liquidate the assets of the Fund and, after paying or making provision by the setting up of reasonable reserves for all liabilities to creditors of the Fund, to distribute the assets among the Partners in accordance with the provisions for the making of distributions set forth in this Agreement.

7.2.2. The assets of the Fund or the proceeds from liquidation thereof shall be paid or distributed in the following manner:

(a) first, (i) Permissible Liquidation Expenses; and (ii) the liabilities and debts of the Fund, other than liabilities for distributions to Partners (whether by payment or the making of reasonable provision for payment thereof); and

(b) then, to all Partners in the order of priority set forth in Section 4.7.1.

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7.2.3. In any such liquidation, the Fund may distribute (after payment, or the making of reasonable provision for payment, of the Fund’s obligations) the assets of the Fund in cash, ratably in kind, or any combination thereof as the Liquidating Trustee shall determine in accordance with the Act; provided, however, that no distribution of securities, property or other assets shall be made to any Partner to the extent such Partner would be prohibited by applicable law from holding such securities, property or other assets (it being understood and agreed that under such circumstances, a non-ratable distribution may be made). Each security so distributed shall be subject to reasonable conditions and restrictions necessary or advisable, as determined in the reasonable discretion of the Liquidating Trustee, in order to preserve the value of such security or for legal reasons. The Liquidating Trustee may, in its discretion, make distributions into a Liquidating Vehicle. The Liquidating Trustee shall use its best judgment as to the most advantageous time for the Fund to sell Portfolio Company Securities, as applicable, or to make distributions in kind. The Liquidating Trustee shall be authorized to sell Portfolio Company Securities, as applicable, in such manner as it determines in its best judgment to be most advantageous to the Fund.

7.2.4. The expense of liquidating the Fund (including, without limitation, legal and accounting expenses incurred in connection therewith, the cost of the Liquidating Trustee and ongoing costs of any Liquidating Vehicle) shall be borne by the Fund only to the extent permitted under the terms of this Agreement (including, without limitation, pursuant to Section 4.7). Such expenses are referred to herein as “Permissible Liquidation Expenses”. The Manager or the Liquidating Trustee, in its sole discretion, may establish reserves for contingent Permissible Liquidation Expenses.

7.2.5. When the Liquidating Trustee has complied with the foregoing liquidation plan, the Liquidating Trustee, on behalf of all Partners, shall enter on its books and records evidence of the cancellation of the Fund (or the equivalent thereof).

7.2.6. Any Liquidating Trustee winding up the Fund’s affairs who has complied with this Section 7.2 shall not be personally liable to the claimants of the dissolved Fund by reason of such Liquidating Trustee’s good faith actions in winding up the Fund.

ARTICLE VIII

AMENDMENTS

8.1	Amendments Limitations.

This Agreement is subject to amendment only with the written Consent of the Manager; provided, however, that no amendment to this Agreement may:

(a) modify the limited liability of a Member; modify the indemnification and exculpation rights of the Indemnified Parties; or increase in any material respect the liabilities or responsibilities of, or diminish in any material respect the rights or protections of, any Member under this Agreement, in each case, without the Consent of each such affected Member or Indemnified Party, as the case may be;

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(b) alter the Interest of any Member (including the Investment Adviser) in income, gains and losses or amend any portion of Article IV without the Consent of each Member adversely affected by such amendment; provided, however, that the creation of a new Series or admission of additional Members in accordance with the terms of this Agreement shall not constitute such an alteration or amendment;

(c) amend any provisions hereof that require the Consent, action or approval of Members without the Consent of such Members;

(d) amend this Section 8.1.

(e) Notwithstanding the foregoing, in respect of any request for consent, amendment, waiver or other vote where the consent of one or more Members is required, the consent of a majority Members shall constitute consent made on behalf of all Members in the Fund, any Predecessor Fund(s) and any Successor Fund(s) to which the approval relates; provided however, that no such consent, amendment, waiver, or other vote will materially adversely affect the economic interests of the Members in one fund (the Fund, any Predecessor Fund(s) and any Successor Fund(s)) in a manner that is disproportionate with the Members in another fund without the consent of a majority of the five (5) Members that made one of the five (5) the largest capital contributions to the fund so affected. Approval of all other consents, amendments, waivers, or votes by Members shall be governed by the terms of the applicable fund’s Operating Agreement, which shall provide that if no affirmative consent is received by a Member by the particular deadline designated in such fund’s Operating Agreement, such Member will be deemed to have given its consent in respect of the relevant matter.

8.2	Amendment Without Consent.

Notwithstanding the limitations of Section 8.1, and in accordance with the Act, this Agreement may be amended from time to time by the Manager without the Consent of any of the Members to (i) substitute the Manager, add to the representations, duties or obligations of the Manager or surrender any right or power granted to the Manager herein; (ii) cure any ambiguity or correct or supplement any provisions hereof which may be inconsistent with any other provision hereof, or correct any printing, stenographic or clerical errors or omissions; (iii) admit one or more additional Members or one or more Substituted Members, or withdraw one or more Members, in accordance with the terms of this Agreement; (iv) amend Section 4.1 as contemplated by Section 4.4; (v) make such adjustments or amendments to the terms of this Agreement to effect the terms of Section 4.7; (vi) effect Transfers of Interests in accordance with Section 6.1; (vii) extend the Termination Date in accordance with Exhibit A; and (viii) effect any amendment, modification or change that is not adverse to the Members and does not result in non-uniform treatment of the Members (as reasonably determined by the Manager in good faith).

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8.3	Execution and Recordation of Amendments.

Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the Manager and, if required, shall be recorded in the proper records of each jurisdiction in which recordation is necessary for the Fund to conduct business. Any such adopted amendment may be executed by the Manager on behalf of the Members pursuant to the power of attorney granted in Section 9.1. Each amendment of this Agreement shall be promptly provided to each Member.

8.4	Master Charter Changes.

In the event this Agreement shall be amended pursuant to this Article VIII, the Manager of the Master Series LLC shall amend the Certificate of Membership of the Master Series LLC and the Master LLC Agreement to reflect such change if such amendment is required or if such Manager deems such amendment to be desirable and shall make any other filings or publications required or desirable to reflect such amendment, including any required filing for recordation of any Certificate of Membership or other instrument or similar document.

ARTICLE IX

POWER OF ATTORNEY

9.1	Power of Attorney.

Each Member, other than the Investment Adviser, by its execution hereof, hereby irrevocably makes, constitutes and appoints each of the Manager, the Manager of the Master Series LLC, the Liquidating Trustee, if any, in such capacity as Liquidating Trustee for so long as it acts as such, (each is hereinafter referred to as the “Attorney”), as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement and any amendment to this Agreement that has been adopted as herein provided; (ii) the original Certificate of Membership of the Master Series LLC and all amendments thereto required or permitted by law or the provisions of this Agreement; (iii) all instruments or documents required to effect a transfer of Interest; (iv) all certificates and other instruments deemed advisable by the Manager or the Liquidating Trustee, if any, to carry out the provisions of this Agreement, and applicable law or to permit the Fund to become or to continue as a series of a limited liability company wherein the Members have limited liability in each jurisdiction where the Fund may be doing business; (v) all instruments that the Manager or the Liquidating Trustee, if any, deems appropriate to reflect a change, modification or termination of this Agreement or the Fund in accordance with this Agreement including, without limitation, the admission of additional Members or Substituted Members pursuant to the provisions of this Agreement, as applicable; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Fund; (vii) all conveyances and other instruments or papers deemed advisable by the Manager or the Liquidating Trustee, if any, including, without limitation, those to effect the terms of Section 4.7 and the dissolution and termination of the Fund (including a Certificate of Cancellation or to effect the terms of Section 7.2.3); (viii) all other agreements and instruments necessary or advisable to consummate any purchase; (ix) the Master LLC Agreement; (x) any consent to the appointment of a successor Investment Adviser; (xi) all other instruments or papers that may be required or permitted by law to be filed on behalf of the Fund; and (xii) such agreements, instruments or papers that may be required to effect such Member’s participation in a predecessor fund or successor fund, by way of, for example Carry-Over Subscriptions and Roll-Over Contribution(s).

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9.2	Interest; Exercise; Survival.

The foregoing power of attorney:

(a) is coupled with an interest, shall be irrevocable and shall survive and shall not be affected by the subsequent death, disability or Incapacity of any Member or any subsequent power of attorney executed by a Member;

(b) may be exercised by the Attorney, either by signing separately as attorney-in-fact for each Member or by a single signature of the Attorney, acting as attorney-in-fact for all of them;

(c) shall survive the delivery of an assignment by a Member of all or any portion of its Interest; except that, where the assignee of all of such Member’s Interest has been approved by the Manager for admission to the Fund, as a Substituted Member, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Attorney to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution; and

(d) is in addition to any power of attorney that may be delivered by a Member in accordance with its Subscription Agreement entered into in connection with its acquisition of Interest.

9.3	Timing.

Each Member shall execute and deliver to the Manager within five (5) days after receipt of the Manager’s request therefore such further designations, powers-of-attorney and other instruments as the Manager reasonably deems necessary to carry out the terms of this Agreement.

ARTICLE X

RECORDS AND ACCOUNTING; REPORTS; FISCAL AFFAIRS

10.1	Records and Accounting.

10.1.1. Proper and complete records and books of account of the business of the Fund, including a list of the names, addresses and Interests of all Members, shall be maintained at the Fund’s principal place of business or by such other Entity or at such other location as may be designated by the Manager from time to time. Each Member shall be permitted to inspect such books and records of the Fund under such conditions and restrictions as the Manager may prescribe in its sole discretion.

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10.1.2. The cash or accrual basis of accounting shall be followed by the Fund for federal income tax purposes, as determined by the Manager. The taxable year of the Fund shall be its Fiscal Year.

10.1.3. For the avoidance of doubt, the terms of this Section 10.1 shall be subject to Section 15.8.

10.2	Reports.

10.2.1. As soon as practicable following each Closing, the Fund will provide to each Member documentation of its Interest or Capital Account.

10.2.2. The Fund may from time to time furnish to each Member a report containing financial or tax information as is necessary for each Member to complete U.S. federal and state or, to the extent applicable, Canadian federal and provincial income tax returns or other applicable tax returns with respect to its Interest, along with any other tax information required by law. Information may be provided in hard copy or via electronic means. If financial statements of the Fund are prepared, securities may be valued pursuant to Article XIII hereof.

10.2.3. The Fund generally provides all Fund reporting and investor communications electronically. All Members must permit the delivery of electronic communications by the Fund.

10.3	Tax Information.

10.3.1. From time to time, as required, the Manager shall cause to be delivered to each Person who was a Member at any time during a Fiscal Year a Schedule K-1 along PR with such other information, if any, with respect to the Fund as may be necessary for the preparation of such Member’s income tax returns, including a statement showing such Member’s share of income, gain or loss, expense and credits for such Fiscal Year for federal income tax purposes.

10.3.2. Each Member hereby agrees and covenants that it shall not make an election under Section 732(d) of the Code with respect to property distributed to it by the Fund without the prior written Consent of the Manager. The Manager may, but shall not be obligated to, cause the Fund to make an election under Section 754 of the Code or an election to be treated as an “electing investment partnership” within the meaning of Section 743(e) of the Code. If the Fund elects to be treated as an electing investment partnership, each Member shall (i) reasonably cooperate with the Fund to maintain such status; (ii) shall not take any action that would be reasonably inconsistent with such election; (iii) provide the Manager with any information necessary to allow the Fund to comply with its obligations to make tax basis adjustments under Sections 734 or 743 of the Code and its tax reporting and other obligations as an electing investment partnership,;and (iv) provide the Manager and any such Member’s transferee (if applicable), promptly upon request, with the information required to enable the Fund and such transferee to compute the amount of losses disallowed under Section 743(e) of the Code, but in no event shall such Member be required to provide such information prior to its receipt of its Schedule K-1 for such taxable year, except to the extent of information, if any, required by the Fund to complete its Schedule K-1s. Whether or not the Fund makes such election, promptly upon request, each Member shall provide the Manager with any information related to such Partner reasonably necessary to allow the Fund to comply with (i) its obligations to make tax basis adjustments under Sections 734 or 743 of the Code; and (ii) any other tax reporting obligations of the Fund.

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10.4	Tax Decisions.

10.4.1. The Fund shall file as a partnership for federal income tax purposes, unless the Manager determines otherwise in its sole discretion. All decisions for the Fund relating to tax matters including, without limitation, whether to make any tax elections, the positions to be taken on the Fund’s tax returns and the settlement or further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, shall be taken by the Manager. The Manager (or its authorized representative if the Manager is a legal entity) shall be the Partnership Representative within the meaning of the Code (the “PR”), and the Manager is hereby authorized to take the actions ultimately required to be designated as a “partnership representative” for purposes of the Bipartisan Budget Act (“BBA”), and to take any and all actions that the “partnership representative” is authorized to take with respect to taxable years of the Fund to which the provisions of the BBA relating to partnership audits apply. The PR will be continually designated for each respective year of the Fund’s Term as part of the Fund’s tax return. The PR shall use its commercially reasonable efforts to apply the rules and elections under the BBA in a manner that minimizes the likelihood that any Partner would bear any material tax as a result of any audit or proceeding that is attributable to another Partner (other than a predecessor in interest). The PR may also, in its own discretion, elect on behalf of the Fund to opt out of the partnership audit procedures required under the BBA. The Manager and the PR are hereby authorized to take any action required to cause the financial burden of any “imputed underpayment” (as determined under Section 6225 of the Code) (an “Imputed Underpayment”) and associated interest, adjustments to tax and penalties arising from a partnership-level adjustment that are imposed on the Fund to be borne by the Partners and former Partners to whom such Imputed Underpayment relates as determined by the PR after consulting with the Fund’s accountants or other advisers, taking into account any differences in the amount of taxes attributable to each Partner because of such Partner’s status, nationality or other characteristics.

10.4.2. By executing this Agreement or a counterpart hereof, each Partner and assignee (i) expressly authorizes the PR and the Fund to take any and all action that is reasonably necessary under applicable federal income tax law (as such law may be revised from time to time) to cause the Fund to make the election set forth in Section 6226(a) of the Code if the PR decides to make such election; and (ii) expressly agrees to take any action, and furnish the PR with any information necessary, to give effect to such election. Each Partner and former Partner hereby severally indemnifies and holds the Fund, the Manager and the PR harmless for such Partner’s or former Partner’s respective portion of the financial burden of an Imputed Underpayment as provided in the foregoing sentence. For the avoidance of doubt, references in this paragraph to “Partner” or “Partners” shall be deemed to refer to both a Partner or Partners and to an assignee or assignees. Where appropriate, references in this paragraph to the PR shall be deemed to refer to the partnership representative. The Manager shall have the right to resign as PR by giving thirty (30) days’ written notice to each Partner. Upon such resignation a successor PR shall be selected by the Investment Adviser in its sole discretion.

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10.4.3. The PR shall employ experienced tax counsel to represent the Fund in connection with any audit or investigation of the Fund by the U.S. Internal Revenue Service and in connection with all subsequent administrative and judicial proceedings arising out of such audit. If the PR is required by law or regulation to incur fees and expenses in connection with tax matters not affecting all the Partners, then the Fund shall be entitled to reimbursement from those Partners on whose behalf such fees and expenses were incurred. The PR shall keep the Partners informed of all administrative and judicial proceedings, as required by Section 6223(g) of the Code, and shall furnish to each Partner, if such Partner so requests in writing, a copy of each notice or other communication received by the PR from the U.S. Internal Revenue Service, except such notices or communications as are sent directly to such requesting Partner by the U.S. Internal Revenue Service.

10.4.4. To the fullest extent permitted by law, but subject to the limitations and exclusions of Section 5.6, the Fund agrees to indemnify the PR and its agents and save and hold them harmless, from and in respect to all (i) fees, costs and expenses in connection with or resulting from any claim, action, or demand against the PR, the Manager or the Fund that arise out of or in any way relate to the PR’s status as Partnership Representative for the Fund and (ii) all such claims, actions, and demands and any losses or damages therefrom, including amounts paid in settlement or compromise of any such claim, action, or demand. The provisions contained in this paragraph shall survive the termination of the Fund and the withdrawal of any Partner.

10.4.5. The Manager will undertake its commercially reasonable efforts to manage the affairs of the Fund in such a manner that no Tax Exempt Partner shall, solely as a consequence of the Fund’s activities, recognize unrelated business taxable income (“UBTI”) within the meaning of Section 512 of the Code. In particular, no borrowing or guaranty shall be made by the Fund if a Tax Exempt Partner would be required to recognize UBTI as a result thereof; provided, however, that amounts borrowed by the Fund pending the due date of a request by the Manager for a capital contribution pursuant to Section 3.4, which are due to be, and are, fully repaid promptly following the delivery of such contribution by the relevant Member(s), shall not be treated as indebtedness of the Fund for purposes of the restriction on incurring UBTI. In furtherance of the foregoing, the Fund shall use its commercially reasonable efforts to conduct its affairs so that all of its gross income is from dividends, interest and capital gains and losses from the disposition of property, and rents and royalties, but only such rents and royalties as are excluded, pursuant to Section 512(b)(2) and (3) of the Code in calculating unrelated business taxable income to ensure that (i) the Fund will not constitute a “business enterprise” for purposes of the excess business holdings provisions of Section 4943 of the Code, and (ii) no Tax Exempt Partner shall be deemed to have unrelated business taxable income. The Manager shall use its commercially reasonable efforts to ensure that the Fund shall not enter into any transaction, not otherwise exempt, that would constitute participation by the Fund or any Member (or, if a Member is a partnership, no tax-exempt limited partner of such Member) in a “prohibited transaction” as defined in Section 4975 of the Code.

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10.4.6. Except to the extent inconsistent with its obligations under this Agreement, the Manager will use its commercially reasonable efforts to conduct the affairs of the Fund so as to avoid having the Fund treated as engaged in a trade or business within the United States for purposes of Sections 864, 871, 875, 882, 884, 897 and 1446 of the Code. Unless otherwise advised by its tax advisors, the Manager shall use its commercially reasonable efforts to cause the tax returns and information returns of the Fund to be filed on the basis that the Fund is not engaged in a trade or business. The amount, if any, of any compensation for services paid to the Manager or members of the Manager from any company or entity in which the Fund may have an interest shall not be included in Fund income or otherwise be payable to the Fund. In no event shall the Manager be liable for monetary damages resulting from or arising out of its breach of this Section 10.4.6.

10.5	Elections.

The determinations of the Manager with respect to the treatment of any item or its allocation for federal, state or local tax purposes shall be binding upon all of the Members so long as such determination shall not be inconsistent with any express term of this Agreement. The Manager and each Member (in their respective capacities as such) agree that such Members shall not undertake any action, including (without limitation) filing of any elections or making regular bid or offer quotes to buy or sell interests or derivative interests in the Fund, that will cause the Fund to be, or create a substantial risk that the Fund will be, (i) classified as other than a partnership for United States federal income tax purposes (unless the Manager has elected for the Fund to be classified as other than a partnership); or (ii) treated as a “publicly traded company” within the meaning of Sections 469 or 7704 of the Code.

10.6	Partner Tax Returns.

Each Partner will prepare and file such documents, if any, as may be required to be prepared and filed under the Code or any other applicable tax legislation and will include in its computation of income, the income or loss of the Fund for tax purposes as may be determined and allocated to it by the Fund pursuant to this Agreement.

ARTICLE XI

REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1	Representations and Warranties of the Members.

11.1.1. Each Member is fully aware that (i) the Fund and the Manager are relying upon the exemption from registration provided by Section 4(a)(2) of the 1933 Act and Regulation D promulgated thereunder in the United States; and (ii) the Fund will not register as an investment company under the Investment Company Act, by reason of the provisions of Section 3(c)(1) thereof that exclude from the definition of “investment company” any issuer that is beneficially owned by not more than 100 investors and that is not making a public offering of its securities. Each Member also is fully aware that the Fund and the Manager are relying upon the truth and accuracy of the following representations by each of the Members and in the representations made in its respective Subscription Agreement. Each of the Members hereby represents, warrants and covenants to the Manager and the Fund that:

(a) (i) In the case of any Entity (including, for the avoidance of doubt, any trust), it has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization with full power and authority to enter into and to perform this Agreement in accordance with its terms; or (ii) in the case of an individual, he or she has the full legal capacity to enter into and to perform this Agreement in accordance with its terms;

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(b) In the case of any Entity, it was not organized for the purpose of acquiring an interest in the Fund;

(c) In the case of any Entity (but including, for the avoidance of doubt, any trust), the Member’s investment in the Fund will not constitute more than forty percent (40%) of the committed capital of the Member;

(d) In the case of any Entity other than the Investment Adviser (but including, for avoidance of doubt, any trust), the governing documents of the Member require that each beneficial owner of the Member, including, but not limited to, shareholders, partners and beneficiaries, participate through such beneficial owner’s interest in the Member in all of the Member’s investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Member; furthermore, no such beneficial owner may vary such beneficial owner’s share of the profits and losses or the amount of such beneficial owner’s contribution for any investment made by the Member;

(e) In the case of any trust that is a Member, the trustee of such trust is a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Fund;

(f) This Agreement is a legal, valid and binding obligation of such Member, enforceable against such Member in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights, and subject, as to enforceability, to the effect of general principles of equity;

(g) Its Interest is being acquired for its own account, for investment and not with a view to the distribution or sale thereof, subject, however, to any requirement of law that the disposition of its property shall at all times be within its control;

(h) It is an Accredited Investor;

(i) It is not a participant-directed defined contribution plan;

(j) It is not an “investment company” registered under the Investment Company Act;

(k) If it is a “benefit plan investor” under Section 3(42) of ERISA, it has identified itself as the same in writing to the Manager, its purchase and holding of its Interest is permissible under the documents governing the investment of its assets and under ERISA and the Code;

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(l) It will conduct its business and affairs (including its investment activities) in a manner such that it will be able to satisfy its obligations under this Agreement;

(m) It understands and acknowledges that the investments contemplated by the Fund involve a high degree of risk (including extended illiquidity and a high likelihood of financial loss); that the Member, or its management, has substantial experience in evaluating and investing in securities and is capable of evaluating the merits and risks of its investments and has the capacity to protect its own interests; that the Member, by reason of its, or its management’s, business or financial experience, has the capacity to protect its own interests in connection with proposed investments; and that the Member has sufficient resources to bear the economic risk of any investments made, including any diminution in value thereof, and shall solely bear the economic risk of any investment;

(n) It has undertaken its own independent investigation, and formed its own independent business judgment, based on its own conclusions, as to investing in the Fund. The Member is not relying and has not relied on the Manager, the Investment Adviser or any of their agents or Affiliates for any evaluation or other investment advice in respect of the advisability of investing in the Fund, and has had all questions answered and requests fulfilled that the Member has deemed to be material to the Member’s decision to invest in the Fund; and

(o) It has had the opportunity to consult with legal counsel of its choice and has read and understands this Agreement.

11.2	Derivative Transactions.

Other than the Investment Adviser, no holder of Interests may, without the prior written Consent of the Manager (which may be granted, withheld, conditioned or delayed in its sole discretion), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise assign, transfer or dispose of any Interests, any shares of Portfolio Company Securities or any securities convertible into or exercisable or exchangeable for Portfolio Company Securities (including without limitation, Interests, shares of Portfolio Company Securities or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant (such shares or securities, the “Beneficially Owned Shares”)), or publicly disclose the intention to make any such offer, sale, pledge or disposition; (ii) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) with respect to any Beneficially Owned Shares, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of Interests, Beneficially Owned Shares, or Portfolio Company Securities, whether or not such transaction is to be settled by delivery of Interests, Beneficially Owned Shares, Portfolio Company Securities, other securities, cash or other consideration; or (iii) engage in any short selling of any Interests, Beneficially Owned Shares, Portfolio Company Securities or securities convertible into or exercisable or exchangeable for Portfolio Company Securities; provided, however, the Investment Adviser shall provide prior written notice to the Manager of any action described in clauses (i), (ii) or (iii) of this paragraph.

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11.3	Further Instruments; Cooperation of Members.

Each Member shall furnish, from time to time, to the Manager within five (5) calendar days after receipt of the Manager’s or Administrative Manager’s request therefor (or such other amount of time as specified by the Manager) such further instruments (including any designations, representations, warranties, and covenants), documentation and information as the Manager deems to be reasonably necessary, appropriate or convenient: (i) to facilitate each Closing or satisfy any Closing Conditions; (ii) to satisfy applicable anti-money laundering requirements; (iii) for any tax purpose; or (iv) for any other purpose that is consistent with the terms of this Agreement.

ARTICLE XII

ARBITRATION; GOVERNING LAW

12.1	Arbitration; Class Action Waiver.

12.1.1. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be resolved by confidential binding arbitration in the Arbitration Location by a single arbitrator with substantial experience in resolving disputes regarding investment fund contracts (the “Arbitrator”). The arbitration shall be administered by Judicial Arbitration and Mediation Service Inc. (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures. Subject to Section 15.12 (“Damages Waiver”) of this Agreement, the arbitrator shall have authority to grant any form of appropriate relief, whether legal or equitable in nature, including specific performance, but shall not reform, modify or materially change this Agreement.

12.1.2. In any arbitration arising out of or related to this Agreement, requests for documents: (i) shall be limited to documents which are directly relevant to significant issues in the case or to the case’s outcome; (ii) shall be restricted in terms of time frame, subject matter and persons or entities to which the requests pertain; and (iii) shall not include broad phraseology such as “all documents directly or indirectly related to.”

12.1.3. Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of JAMS and the Arbitrator; provided, however, the Arbitrator shall be authorized to determine whether a Party is substantially the prevailing Party, and if so, to award to that substantially prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of JAMS and the Arbitrator. The claimant shall have the right to participate by phone or similar means and need not attend the arbitration live in the Arbitration Location in order to participate, except that the Parties will confer on an appropriate method for obtaining the claimant’s testimony, including agreeing on a means of obtaining live testimony from the claimant if appropriate, in a manner that minimizes travel and expense burdens on the claimant.

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12.1.4. The Parties further agree that they may bring claims only in their individual capacity and not as a plaintiff or class representative in any purported class or representative proceeding. The Arbitrator may not consolidate more than one Person’s claims, may not otherwise preside over any form of a representative or class proceeding, and may not award class-wide relief. This provision is material and is a condition of the agreement to arbitrate. In the event that a determination is made that this class action waiver is void or unenforceable for any reason, the parties agree that the agreement to arbitrate disputes will be null and void.

12.2	Governing Law.

This Agreement will be construed, performed and enforced in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws principles to the extent those principles or rules would require or permit the application of the laws of another jurisdiction.

ARTICLE XIII

VALUATION

13.1	Valuation.

13.1.1. Subject to Section 13.1.2 below, the valuation of securities and other assets and liabilities under this Agreement shall be at fair market value. Except as may be required under applicable Treasury Regulations, no value shall be placed on the goodwill or the name of the Fund in determining the value of the Interest of any Partner or in any accounting among the Partners.

13.1.2. Unless otherwise specified in Exhibit A, the Investment Adviser shall have the power at any time to determine, for all purposes of this Agreement, the fair market value of any assets and liabilities of the Fund in accordance with the Manager’s then current valuation methodologies. Each Member agrees that the Investment Adviser may amend, change and adapt its valuation methodology at any time in its reasonable discretion, and that valuation of securities reported by the Fund may not represent true fair market value of such securities.

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ARTICLE XIV

PARTNERS SUBJECT TO SPECIAL REGULATION

14.1	ERISA Partners.

14.1.1. Each ERISA Partner hereby (i) acknowledges that it is its understanding that neither the Fund, the Investment Adviser Parties, nor any of the affiliated entities of the Investment Adviser Parties, are “fiduciaries” of such Member within the meaning of ERISA by reason of the Member investing its assets in, and being a Member of, the Fund; (ii) acknowledges that it has been informed of and understands the investment objectives and policies of, and the investment strategies that may be pursued by, the Fund; (iii) acknowledges that it is aware of the provisions of Section 404 of ERISA relating to the requirements for investment and diversification of the assets of employee benefit plans and trusts subject to ERISA; (iv) represents that it has given appropriate consideration to the facts and circumstances relevant to the investment by that ERISA Partner’s plan in the Fund and has determined that such investment is reasonably designed, as part of such portfolio, to further the purposes of such plan; (v) represents that, taking into account the other investments made with the assets of such plan, and the diversification thereof, such plan’s investment in the Fund is consistent with the requirements of Section 404 and other provisions of ERISA; (vi) acknowledges that it understands that current income will not be a primary objective of the Fund; and (vii) represents that, taking into account the other investments made with the assets of such plan, the investment of assets of such plan in the Fund is consistent with the cash flow requirements and funding objectives of such plan. For the avoidance of doubt, individual retirement accounts shall not be admitted to the Fund, and therefore shall not be treated as ERISA Partners under this Agreement.

14.1.2. Notwithstanding any provision contained herein to the contrary, each ERISA Partner may elect to withdraw from the Fund, or upon demand by the Investment Adviser Parties shall withdraw from the Fund, at the time and in the manner hereinafter provided, if either the ERISA Partner or the Investment Adviser shall obtain an opinion of counsel (which counsel shall be reasonably acceptable to both the ERISA Partner and the Investment Adviser) to the effect that, as a result of applicable statutes, regulations, case law, administrative interpretations, or similar authority (i) the continuation of the ERISA Partner as a Member of the Fund or the conduct of the Fund will result, or there is a material likelihood the same will result, in a material violation of ERISA; or (ii) all or any portion of the assets of the Fund constitute assets of the ERISA Partner and are subject to the provisions of ERISA to substantially the same extent as if owned directly by the ERISA Partner. In the event of the issuance of such opinion of counsel, a copy of such opinion shall be given to all the ERISA Partners, together with the written notice of the election of the ERISA Partner to withdraw or the written demand of the Investment Adviser for withdrawal, whichever the case may be. Thereupon, unless within ninety (90) days after receipt of such written notice and opinion the Investment Adviser is able to eliminate the necessity for such withdrawal to the reasonable satisfaction of the ERISA Partner and the Investment Adviser, whether by correction of the condition giving rise to the necessity of the ERISA Partner’s withdrawal, or the amendment of this Agreement, or otherwise, such ERISA Partner shall withdraw its entire interest in the Fund, such withdrawal to be effective upon the last day of the Fiscal Quarter during which such ninety (90) day period expired, and the Manager shall correspondingly reduce any Unfunded Commitment of such ERISA Partner (on such terms as the Manager reasonably determines, which may include leaving such ERISA Partner obligated to make Capital Contributions with respect to Partnership Expenses and Management Fees allocable to such ERISA Partner or its Capital Commitment up to the amount of such Member’s Unfunded Commitment at the time such Unfunded Commitment is so reduced).

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14.1.3. The withdrawing ERISA Partner shall be entitled to receive within ninety (90) days after the date of such withdrawal an amount equal to the amount of such Partner’s Capital

Account as of the effective date of such withdrawal.

14.1.4. Any distribution or payment to a withdrawing ERISA Partner pursuant to this paragraph may, in the sole discretion of the Investment Adviser, be made in cash, in securities, in the form of a promissory note, the terms of which shall be mutually agreed upon by the Investment Adviser and the withdrawing ERISA Partner, or any combination thereof.

14.1.5. Any valuation necessary for the purposes of a distribution or payment to a withdrawing ERISA Partner shall be made by the Investment Adviser in good faith pursuant to this Section 14.1.

14.2	Governmental Plan Partners.

Notwithstanding any provision of this Agreement to the contrary, any Member that is either a “governmental plan” as defined in Title 29, Section 1002(32) of the Code or an employee benefit plan subject to Governmental Plan Regulations (a “Governmental Plan Partner”) may elect to withdraw from the Fund, or upon demand by the Investment Adviser shall withdraw from the Fund, if either the Governmental Plan Partner or the Investment Adviser shall obtain an opinion of counsel (which counsel shall be reasonably acceptable to both the Governmental Plan Partner and the Investment Adviser) to the effect that the Governmental Plan Partner, the Fund, or the Investment Adviser would be in violation, or there is a material likelihood the same would result, of any statute or regulation of the state of residence of the governmental plan, any political subdivision of such state or other law applicable to the Member on account of being a governmental plan (“Governmental Plan Regulation”), as a result of the Governmental Plan Partner continuing as a Member, and, in the case of an opinion obtained by the Investment Adviser, that such violation would have a material adverse effect on the Investment Adviser or the Fund. In the event of the issuance of the opinion of counsel referred to in the preceding sentence, the withdrawal of and disposition of the Governmental Plan Partner’s Interest in the Fund shall be governed by Section 14.1 of this Agreement, as if the Governmental Plan Partner were an ERISA Partner.

14.3	Private Foundation Partners.

Notwithstanding any provision of this Agreement to the contrary, any Member that is, or whose equity interests are at least partially owned by, a “private foundation” as described in Section 509 of the Code (a “Private Foundation Partner”), may elect to withdraw from the Fund, or upon demand by the Manager shall withdraw from the Fund, if either the Private Foundation Partner or the Manager shall obtain an opinion of counsel (which counsel shall be reasonably acceptable to both the Private Foundation Partner and the Manager) to the effect that such withdrawal is necessary in order for the Private Foundation Partner to avoid (a) excise taxes imposed by Subchapter A of Chapter 42 of the Code (other than Sections 4940 and 4942 thereof); or (b) a material breach of the fiduciary duties of its trustees under any federal or state law applicable to private foundations or any rule or regulation adopted thereunder by any agency, commission, or authority having jurisdiction. In the event of the issuance of the opinion of counsel referred to in the preceding sentence, the withdrawal of and disposition of the Private Foundation Partner’s Interest in the Fund shall be governed by Section 14.1, as if the Private Foundation Partner were an ERISA Partner.

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ARTICLE XV

MISCELLANEOUS

15.1	Notices.

15.1.1. Any notice to any Partner shall be at the address of such Partner set forth on the Interest Register, or such other mailing address (including email address) of which such Partner shall advise the Manager in writing. Any notice to the Fund or the Manager shall be at the Principal Office Location.

15.1.2. Each Partner hereby acknowledges and agrees that the Manager shall be entitled to transmit to such Partner exclusively by email, or other means of electronic messaging all notices, correspondence and reports, including without limitation such Partner’s Schedule K-1s.

15.1.3. Any notice shall be deemed to have been duly given if (i) sent by United States certified or registered mail, return receipt requested, when received; (ii) personally delivered, on the date of delivery; (iii) sent by United States Express Mail or overnight courier, on the first business day after it is sent; or (iv) sent by electronic mail, or other means of electronic messaging, on the date on which it is sent.

15.2	Severability.

Except as otherwise provided in Section 12.1.4, in the event that any provision of this Agreement shall be held to be invalid or unenforceable by any arbitrator, or by any court of competent jurisdiction if for any reason a claim proceeds in court rather than in arbitration, such provision shall be interpreted so as to comply with the ruling of such arbitrator or court and such holding shall in no way affect, invalidate, or render unenforceable any other provision hereof. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof. The invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

15.3	Entire Agreement.

This Agreement, together with any Subscription Agreement executed with the Fund by any Partner, together constitute the entire agreement among the parties with respect to the subject matter hereof and supersede any prior agreement or understandings among them, oral or written, with respect to the subject matter hereof, all of which are hereby canceled. There are no representations, agreements, arrangements or understandings, oral or written, between or among the Partners relating only to the subject matter of such agreements that are not fully expressed herein or therein. The provisions of this Agreement and such agreements, to the extent that they restrict the duties and liabilities of the Manager otherwise existing at law or in equity, are agreed by the Partners to modify to that extent such duties and liabilities of the Manager. This Agreement may not be modified or amended other than pursuant to Article VIII. Notwithstanding the foregoing, this Agreement is deemed to include any Subscription Agreements (which may modify the terms of this Agreement with respect to the Partners party thereto); provided, however, that the Partners agree that notwithstanding Section 8.1 hereof, each such other agreement may be amended, modified, waived or terminated by the Fund and the Partners who are parties thereto without the Consent of any other Partners, and any Partner not a party to any such other agreement is not intended to be a third-party beneficiary of any such other agreement. Notwithstanding any provision of this Agreement or of any Subscription Agreement to the contrary, the parties hereto acknowledge and agree that the Fund or the Manager (on its own behalf and on behalf of the Fund), without any further act, approval or vote of any Partner, may enter into side letters or other writings with individual Members which have the effect of establishing rights under, or altering or supplementing, the terms of, this Agreement or any Subscription Agreement. The parties hereto agree that any rights established, or any terms of this Agreement or any Subscription Agreement altered or supplemented, in a side letter with a Member shall govern with respect to such Member notwithstanding any other provision of this Agreement or any Subscription Agreement.

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15.4	Construction.

The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to a statute, regulation, agreement or other legal authority shall be a reference to such authority as supplemented, restated, modified or otherwise amended from time to time.

15.5	Binding Provisions.

Subject to Article VI, the covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, personal or legal representatives, successors and assigns of the respective parties hereto.

15.6	No Waiver.

The failure of any Partner to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act that would have constituted a violation from having the effect of an original violation.

15.7	Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, Consents, waivers, amendments and modifications which may hereafter be executed, and certificates and other information previously or hereafter furnished to any Member, may be reproduced by it by any digital, photographic, photostatic, or other similar process, and any Member may destroy any original document so reproduced. The Fund, the Manager and each Member agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any arbitration or judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

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15.8	Confidentiality.

15.8.1. Each of the Members shall, and shall direct its Affiliates and the directors, officers, partners, members, employees, attorneys, accountants, consultants, trustees, advisors and other agents of the foregoing (the “Representatives”) who have access to Confidential Information to, keep confidential and not disclose any Confidential Information (whether during or after the time that such Person is a Member) without the prior written Consent of the Fund, unless such disclosure is reasonably required (as determined in good faith by the disclosing Partner after consultation with counsel) by applicable law, governmental rule or regulation, court order, administrative or arbitral proceeding (including any inspection or examination or any disclosure necessary in connection with a request for information made under a state or federal freedom of information act or similar law), in connection with any tax audit involving the Fund or any Member, or in connection with any litigation against or involving the Fund, the Manager or any Member, after reasonable prior written notice to the Manager (except where such notice is expressly prohibited by law).

15.8.2. Confidential Information may be used by a Member and its Representatives solely in connection with proper Fund purposes and in connection with the maintenance of its Interest in the Fund or as otherwise required by applicable law.

15.8.3. Neither the Manager nor the Investment Adviser shall be required to provide any Member (other than the Investment Adviser) with access to any information, and may withhold from any Member such information, if it reasonably determines that such information constitutes Confidential Information or that providing access to such information: (i) may result in the general public gaining access to such information or that such disclosure would not be in the best interests of the Fund; (ii) could damage the Fund or its business; or (iii) may result in a violation of applicable law or would violate an agreement between the Fund, the Manager, the Investment Adviser, or any of their Affiliates with a third party (including, without limitation, any Member).

15.8.4. Notwithstanding the foregoing, the Manager (which term, for purposes of this Section 15.8.4 shall include its Affiliates) may, without notice to any Member, disclose or release Confidential Information to any Person as it believes in good faith may benefit the Fund or its Affiliates. Disclosure permitted under the preceding sentence includes, without limitation, disclosure of Confidential Information:

(a) as requested or required by the Investment Adviser, and as the Manager deems reasonably necessary, appropriate, or convenient, in relation to any Member;

(b) as requested or required by a Portfolio Company;

(c) as necessary for an Affiliate or service provider to generate financial reports relating to the Fund or any of its Affiliates;

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(d) to the Fund or any of its Affiliates and any of their respective Representatives;

(e) to existing or potential investors in the Fund; and

(f) as the Manager deems to be reasonably necessary, appropriate or convenient to: (i) facilitate each Closing or satisfy any Closing Conditions; (ii) to satisfy applicable anti-money laundering or other legal requirements; (iii) for any tax purpose; or (iv) for any other purpose that is consistent with the terms of this Agreement.

15.9	No Right to Partition.

To the extent permitted by law, and except as otherwise expressly provided in this Agreement, each of the Partners, on behalf of itself and its shareholders, partners, members, managers, directors, officers, heirs, executors, administrators, personal or legal representatives, successors and assigns, if any, hereby specifically renounces, waives and forfeits all rights, whether arising under contract or statute or by operation of law, to seek, bring or maintain any action in arbitration or in any court of law or equity for partition of the Fund or any asset of the Fund, or any interest that is considered to be Fund property, regardless of the manner in which title to any such property may be held.

15.10	No Recourse.

Each Party acknowledges and agrees that it will look solely to each other relevant Party for the performance of its respective covenants, agreements and obligations under this Agreement, not to any other Person, and that it shall have no recourse to any Affiliate of any Party in connection therewith.

15.11	Fund Name.

The Fund shall have the exclusive right to use the Fund name as long as the Fund continues. Upon dissolution of the Fund, the Fund shall assign whatever rights it may have in such name to the Manager. No value shall be placed upon the name or the goodwill attached to it for the purpose of determining the value of any Partner’s Capital Account or Interest.

15.12	Damages Waiver.

Notwithstanding any provision herein to the contrary, no Person shall be liable hereunder for punitive, indirect, non-economic or consequential losses or damages of any nature, including, but not limited to, diminution in value of investments, loss of tax benefits, damages for lost profits or revenues or the loss or use of such profits or anticipated revenues, cost of capital, loss of goodwill, penalties, damages to reputation or damages for lost opportunities, or any other special or incidental damages, regardless of whether said claim is based upon contract, warranty, tort (including negligence and strict liability) or other theory of law; provided, however, subject to Section 5.6, that the foregoing shall not be interpreted to waive actual damages resulting from a breach of this Agreement by the Manager or a Member.

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15.13	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Counterparts may be delivered by any electronic signature complying with the U.S. federal ESIGN Act of 2000, including by completion and submission of an electronically executable package through Docusign or other electronic signature methodology, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

15.14	Timing.

All dates and times specified in this Agreement are of the essence and shall be strictly enforced. In the event that the last day for the exercise of any right or the discharge of any duty under this Agreement would otherwise be a day that is not a business day, the period for exercising such right or discharging such duty shall be extended until the Close of Business on the next succeeding business day.

15.15	Fund Legal Matters.

15.15.1. The Manager may from time to time retain outside legal counsel (“Fund Counsel”) to provide legal services to the Manager, the Investment Adviser and the Fund in connection with the management and operation of the Fund.

15.15.2. Fund Counsel is not representing and will not represent the Members in connection with the formation of the Fund, the offering of Member interests, the management and operation of the Fund, or any dispute that may arise between the Members on the one hand and the Manager, the Investment Adviser and the Fund on the other (the “Fund Legal Matters”).

15.15.3. Each Member will, if it wishes counsel on a Fund Legal Matter, retain its own independent counsel with respect thereto and, except as otherwise specifically provided by this Agreement, will pay all fees and expenses of such independent counsel.

15.15.4. Each Member hereby agrees that Fund Counsel may represent the Manager, the Investment Adviser and the Fund in connection with any and all Fund Legal Matters (including any dispute between the Manager, the Investment Adviser or the Fund and one (1) or more Members) and waives any present conflict of interest with Fund Counsel regarding Fund Legal Matters arising by virtue of any representation or deemed representation of such Member or the Fund on account of Fund Counsel’s representation described in Section 15.15.1 above; provided, however, that the Members are not hereby agreeing to Fund Counsel’s representation of the Fund in a derivative action on their behalf against the Manager.

15.15.5. Fund Counsel may represent either the Manager or the Investment Adviser (or their Affiliates) in disputes involving both parties, after obtaining written Consent from both parties and otherwise complying with applicable ethical rules.

15.16	Survival.

The rights and obligations of the Parties pursuant to Sections 3.7, 3.8, 5.2.5, 5.3, 5.4, 5.5, 5.6, 7.2, 10.5, and Articles IX, XII and XV of this Agreement, shall survive any dissolution of the Fund.

[Remainder of page intentionally left blank. Signature page follows.]

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The Parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the date first above stated.

Fund		Manager

By:	its Manager

(Signature of Authorized Signatory)		(Signature of Authorized Signatory)

The Manager of the Master Series LLC

(Signature of Authorized Signatory)

[Signature Page to Operating Agreement]

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OPERATING AGREEMENT

MEMBER SIGNATURE PAGE

The undersigned Member hereby executes the Operating Agreement of the Fund, hereby agrees to all terms set forth in the Fund’s Operating Agreement with no exception or modification, and hereby authorizes this signature page to be attached to a counterpart of such document executed by the Manager of the Fund.

(Print Name of Member)

(Signature of Authorized Signatory)

If Member is acting through an Authorized Signatory, Member must complete the fields below.

Name of Authorized Signatory

Authorized Person
Title of Authorized Signatory

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Schedule C: Fund Subscription Agreement

The Fund is an investment offered to accredited and qualified investors. The speculative nature of an investment in the Fund’s limited liability company interests (the “Interests”) makes such an investment appropriate only for a limited portion of the risk segment of a portfolio.

The following pages contain instructions on how to subscribe for Interests. If you have any questions concerning how to complete this Subscription Agreement, please contact the Manager at the address below.

THE SECURITIES REPRESENTED BY THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS.

For information on the Manager, please refer to the “Main Definitions” Page

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All terms not defined herein shall have the meaning ascribed to them in the “Main Definitions” page or in the Operating Agreement of the Fund.

This Subscription Agreement (this “Agreement”) is entered into by and between the Fund and the undersigned party as Partner (the “Partner”), effective as of the date set forth above the Manager’s signature on the Acceptance of Subscription page of this Agreement.

WHEREAS, the “Manager” established the Fund under the Operating Agreement for the exclusive purpose of investing and reinvesting cash and other property contributed to the Fund by or on behalf of certain beneficial owners;

WHEREAS, the Partner wishes to become a Partner of the Fund and to purchase limited liability company interests (the “Interests”) in the Fund; and

WHEREAS, the Manager and Investor desire to provide for the investment and reinvestment of cash and other property of the Investor in and through the Fund upon the terms and conditions set forth herein, in the Private Placement Memorandum, as the same may be updated or modified from time to time (the “Memorandum”), and in the Operating Agreement of the Fund, as the same may be amended from time to time.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partner and the Fund hereby agree as follows.

1. Subscription Instructions

If, after you have carefully reviewed the Memorandum, as amended or supplemented from time to time and including the Exhibits thereto of the Fund, you have decided to purchase Interests in the Fund, please observe the instructions below. The information requested in these subscription documents is necessary to ensure, among other things, exemption from registration under applicable securities laws. Such information is confidential and will not be reviewed by anyone other than the Manager, Manager, and their affiliates and the Fund’s service providers and counsel, except as otherwise permitted by law. All subscription documents must be completed and executed correctly, or they will not be accepted. The minimum suitability standards are set forth in the Memorandum.

2. Subscription.

(a) Subject to the terms and conditions this Agreement, the Partner hereby irrevocably tenders this subscription (this “Subscription”) for an interest in the Fund (an”Interest”) in the amount set forth on the “Subscription Amount” line on the Partner’s applicable signature page hereto (the “Signature Page”);

(b) This Subscription, when and if accepted by the Manager of the Fund, will constitute a commitment to contribute to the Fund that portion of the Subscription Amount accepted by the Manager (the “Commitment”) in accordance with terms of the Operating Agreement of the Fund, as the same may be further amended from time to time (the “Operating Agreement”), in the form separately furnished to the Partner. The Partner will be admitted as a Partner in the Fund at the time this Subscription is accepted and executed by the Manager, and the Partner hereby irrevocably agrees to be bound by the Operating Agreement as a Partner of the Fund and to perform all obligations contained in the Operating Agreement, including making contributions to the Fund. This Agreement will become irrevocable with respect to the Partner at the time of its submission to the Fund and may not be withdrawn by the Partner unless the Manager rejects this Subscription;

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(c) The Manager, on behalf of the Fund, may accept or reject this Subscription, in whole or in part, in its sole discretion. This Subscription will be deemed to be accepted by the Manager and this Agreement will be binding against the Manager only upon execution and delivery to the Partner of the Acceptance of Subscription attached to this Agreement. At the Closing, the Manager will execute the Acceptance of Subscription and deliver notice of the Closing to the Partner within a reasonable time after the Closing. Upon acceptance, the Partner will be issued the Interest for which it has subscribed. Failure to deliver a fully-completed and executed Subscription Agreement may result in the Fund rejecting this Subscription;

(d) The Fund has the unrestricted right to condition its acceptance of the Partner’s subscription, in whole or in part, upon the receipt by the Fund of any additional instruments (including any designations, representations, warranties, covenants), documentation and information requested by the Fund in its sole discretion, including an opinion of counsel to the Partner, evidencing the legality of an investment in the Fund by the Partner and the authority of the person executing this Agreement on behalf of the Partner (collectively the “Additional Documents”), in addition to these Subscription Documents; and

(e) The Partner understands that the Fund has entered into or expects to enter into separate subscription agreements with other investors which are or will be substantially similar in all material respects to this Agreement providing for the admission of such other investors as Partners in the Fund. This Agreement and other separate subscription agreements are separate agreements and the sale arrangements between the Fund and other investors are separate sales. The Partner also acknowledges that the Manager may enter into side letters with certain Partners (which may include the Partner) which contain terms different from those in this Agreement or amend and supplement certain provisions of the Operating Agreement as it applies to such Partners.

3. Representations and Warranties of the Partner.

The Partner hereby represents and warrants to the Fund as of the date of this Agreement and as of the date of any capital contribution to the Fund (and the Partner agrees to notify the Fund in writing immediately if any changes in the information set forth in this Agreement occur):

(a) The Partner is an “Accredited Investor” within the meaning of Rule 501 under the Securities Act of 1933 (the “Securities Act”) and has indicated how the Partner qualifies as an Accredited Investor, and may also be required to be a “Qualified Purchaser” as defined in Section 2(a)(51) of the Investment Company Act and has completed indication as to how the Partner qualifies as a Qualified Purchaser;

(b) Neither the Partner, nor any of its shareholders, members, managers, general or limited partners, directors, affiliates or executive officers, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3);

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(c) The Partner is purchasing the Interest solely for the Partner’s own account for investment purposes only and not with a view to the sale or distribution of any part or all of the Interest by public or private sale or other disposition. The Partner understands that no public market exists for the Interest and that the Interest may have to be held for an indefinite period of time. The Partner has no intention of selling, granting any participation in or otherwise dividing, distributing or disposing of any portion of the Interest, except that participants in and beneficiaries of any Partner that is a Qualified Plan Investor (as defined below) will benefit as provided in plan documents;

(d) The Partner understands that the Interest has not been and will not be registered under the Securities Act, or approved or disapproved by the U.S. Securities and Exchange Commission or by any state securities administrator, or registered or qualified under any state securities law. The Interest is being offered and sold in reliance on exemptions from the registration requirements of both the Securities Act and applicable state securities laws, and the Interest may not be transferred by the Partner except in compliance with the Operating Agreement and applicable laws and regulations;

(e) The Partner (either alone or with the Partner’s professional advisers who are unaffiliated with the Fund, the Manager, or its affiliates) has such knowledge and experience in financial and business matters that the Partner is capable of evaluating the merits and risks of an investment in the Interest and has the capacity to protect the Partner’s own interest in connection with the Partner’s proposed investment in the Fund. The Partner understands that an investment in the Fund is highly speculative and the Partner is able to bear the economic risk of the investment for an indefinite period of time and the loss of the Partner’s entire investment;

(f) All questions of the Partner related to the Partner’s investment in the Fund have been answered to the full satisfaction of the Partner and the Partner has received all the information the Partner considers necessary or appropriate for deciding whether to purchase the Interest;

(g) This Agreement, upon acceptance by the Fund, will constitute a valid and legally binding obligation of the Partner, enforceable in accordance with its terms except to the extent limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by principles of equity;

(h) If the Partner is a natural person, the Partner (i) has full legal capacity to execute and deliver this Agreement and to perform the Partner’s obligations in this Agreement; and (ii) is a bona fide resident of the state of residence set forth herein or in the Operating Agreement and has no present intention of becoming a resident of any other state or jurisdiction;

(i) If the Partner is not a natural person, the Partner (i) is duly organized and has all requisite power to execute and deliver this Agreement and perform its obligations this Agreement requires; (ii) has taken all necessary action to duly authorize the execution, delivery and performance of this Agreement; and (iii) was not organized for the specific purpose of acquiring the Interest;

(j) Other than as set forth in this Agreement or in the Operating Agreement (and any separate agreement in writing with the Fund executed in conjunction with the Partner’s subscription for the Interest), the Partner is not relying upon any information, representation or warranty by the Fund, the Manager or any of its respective agents or representatives in determining to invest in the Fund. The Partner has consulted, to the extent deemed appropriate by the Partner, with the Partner’s own advisers as to the financial, tax, legal and other matters concerning an investment in the Interest and on that basis and the basis of its own independent investigations, without the assistance of the Fund, the Manager, the Administrative Manager, or any of its respective agents or representatives, believes that an investment in the Fund is suitable and appropriate for the Partner. Partner hereby represents and warrants that it has had its own independent legal counsel review and approve all of the legal documents executed in connection with its Subscription;

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(k) The Partner has received and read a copy of the Fund’s confidential private placement memorandum (the “Memorandum”) and understands the risks and expenses of an investment in, the Fund. The Partner acknowledges that it has reviewed and understands the “Conflicts of Interest” section of the Memorandum, and further understands that (i) the Manager, the Administrative Manager, and their affiliates (A) may carry on investment activities for their own accounts, for family members and friends who do not invest in the Fund; (B) may give advice and recommend investments to their respective family and friends that differs from advice given to, or investments recommended or bought for, the Fund, even though their business or investment objectives may be the same or similar; and (C) will be engaged in activities, including investment activities, apart from their management of the Fund as permitted by this Agreement; (ii) certain employees of the Manager are expected to continue to perform services for the Manager and its affiliates, as well as for new investment funds and accounts that the Manager may hereafter establish in such manner as the Manager, in its sole discretion, deems appropriate (subject to the limitations on the timing of such establishment, as described below); (iii) certain other selling, general and administrative expenses will be shared by the Fund and companies affiliated with the Manager; (iv) the Fund may co-invest with affiliates of the Manager; and (v) the Fund may use affiliates of the Manager to provide certain services to the Fund;

(l) The Fund is offering Interests to Partners under an exemption from securities registration afforded by Regulation D, Rule 506(c), which requires the Manager to take “reasonable steps” to verify that each Partner is “Accredited” prior to allowing them admission to the Fund. The Partner understands and agrees that it shall be required to make certain representations and warranties to the Fund regarding its “Accredited Investor” status and shall agree that the Fund, or such third-party service providers as may be appointed by the Fund, may request from such Partner such additional information as the Fund may deem necessary or appropriate to evaluate the eligibility of the Partner to participate in the Offering;

(m) The Partner understands and acknowledges that (i) any description of the Fund’s business and prospects given to the Partner is not necessarily exhaustive; (ii) all estimates, projections and forward-looking statements were based upon the best judgment of the Fund’s management at the time the estimates or projections were made and that whether or not the estimates, projections or forward-looking statements will materialize will depend upon many factors that are out of the control of the Fund; and (iii) there is no assurance that any projections, estimates or forward-looking statements will be attained;

(n) The Partner’s information provided in this Agreement (including the exhibits hereto) is complete and accurate and may be relied upon by the Fund and the Manager. Additionally, by executing the Agreement, the Partner acknowledges and agrees that any identifying information or documentation regarding the Partner and/or its suitability to invest in the Fund that was furnished by the Partner to the Fund, the Manager or their affiliates online, or via e-mail, whether in connection with this subscription or previously, may be made available to the Manager, remains true and correct in all respects and may, at the discretion of the Manager, be incorporated by reference herein (collectively, “Supporting Documents”);

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(o) Neither this Subscription nor any of the Partner’s contributions of Commitments do or will directly or indirectly contravene applicable laws and regulations, including anti-money-laundering laws and regulations. The Partner understands and agrees that the Fund may undertake any actions that the Fund deems necessary or appropriate to ensure compliance with applicable laws, rules and regulations regarding money laundering or terrorism. In furtherance of those efforts, the Partner hereby represents, covenants, and agrees that, to the best of the Partner’s knowledge based on reasonable investigation:

(i) None of the Partner’s capital contributions to the Fund (whether payable in cash or otherwise) will be derived from money laundering or similar activities deemed illegal under federal laws and regulations;

(ii) To the extent within the Partner’s control, none of the Partner’s capital contributions to the Fund will cause the Fund or any of its personnel to be in violation of federal anti-money laundering laws, including without limitation the Bank Secrecy Act (31 U.S.C. 5311 et seq.), the United States Money Laundering Control Act of 1986 or the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, and any regulations promulgated thereunder; and

(iii) The Partner acknowledges that due to anti-money laundering requirements operating in the United States, as well as the Fund’s own internal anti-money laundering policies, the Fund and the Manager may require further identification of the Partner and the source of its capital contribution before these Subscription Documents can be processed, capital contributions can be accepted, or distributions made. When requested by the Manager, the Partner will provide any and all additional information, and the Partner understands and agrees that the Manager may release confidential information about the Partner (and, if applicable, any underlying beneficial owner or Related Person1 to any person) if the Manager has determined that the release is necessary to ensure compliance with all applicable laws and regulations concerning money laundering and similar activities; provided, that prior to releasing the information, the Manager will confirm with counsel that the release is necessary to so ensure said compliance.

(p) Except as otherwise disclosed in writing to the Manager, the Partner represents and warrants that neither it, nor to the best of its knowledge and belief after due inquiry, the Beneficial Owners (as defined below), nor any person or entity controlled by, controlling or under common control with the Partner or the Beneficial Owners, nor any person having a beneficial or economic interest in the Partner or the Beneficial Owners, any person for whom the Partner is acting as agent or nominee in connection with this investment, nor in the case of a Partner which is an entity, any Related Person is:

1 For purposes of this subparagraph (c) and subparagraph (d) below, with respect to any entity, any interest holder, director, senior officer, trustee, beneficiary or grantor of such entity; provided that in the case of an entity that is a publicly traded company or a tax qualified pension or retirement plan in which at least 100 employees participate that is maintained by an employer that is organized in the U.S. or is a U.S. government entity (a “Qualified Plan”), the term “Related Person” will exclude any interest holder holding less than 5% of any class of securities of such publicly traded company and beneficiaries of such Qualified Plan.

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(i) a Prohibited Investor;2

(ii) a Senior Foreign Political Figure,3 any member of a Senior Foreign Political Figure’s “immediate family,” which includes the figure’s parents, siblings, spouse, children and in-laws, or any Close Associate4 of a Senior Foreign Political Figure, or a person or entity resident in, or organized or chartered under, the laws of a Non-Cooperative Jurisdiction;5

(iii) a person or entity resident in, or organized or chartered under, the laws of a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns; or

(iv) a person or entity who gives the Partner reason to believe that its funds originate from, or will be or have been routed through, an account maintained at a Foreign Shell Bank,6 an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction.

2 For purposes of this subparagraph (d), “Prohibited Investor” means a person or entity whose name appears on (i) the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control; (ii) other lists of prohibited persons and entities as may be mandated by applicable law or regulation; or (iii) such other lists of prohibited persons and entities as may be provided to the Fund in connection therewith.

3 For purposes of this subparagraph (d), “Senior Foreign Political Figure” means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a Senior Foreign Political Figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a Senior Foreign Political Figure.

4 For purposes of this subparagraph (d), “Close Associate of a Senior Foreign Political Figure” means a person who is widely and publicly known internationally to maintain an unusually close relationship with the Senior Foreign Political Figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the Senior Foreign Political Figure.

5 For purposes of this subparagraph (d), “Non-Cooperative Jurisdiction” means any foreign country that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Task Force on Money Laundering, of which the U.S. is a member and with which designation the U.S. representative to the group or organization continues to concur.

6 For purposes of this subparagraph (d), “Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate.

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A “Foreign Bank” means an organization that (i) is organized under the laws of a foreign country; (ii) engages in the business of banking; (iii) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (iv) receives deposits to a substantial extent in the regular course of its business; and (v) has the power to accept demand deposits, but does not include the U.S. branches or agencies of a foreign bank.

“Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank (i) employs one or more individuals on a full-time basis; (ii) maintains operating records related to its banking activities; and (iii) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities.

“Regulated Affiliate” means a Foreign Shell Bank that is an affiliate of a depository institution, credit union or Foreign Bank that maintains a Physical Presence in the U.S. or a foreign country regulating such affiliated depository institution, credit union or Foreign Bank.

(q) The Partner understands the rights, obligations and restrictions of Partners, including that withdrawals of capital from the Fund by Partners are limited by the terms of the Operating Agreement;

(r) The Partner understands that the Fund intends to operate in a manner that (i) an investment in the Fund will be a permissible investment for Qualified Plan Investors and (ii) the Fund will qualify for an exemption from the “look through” rule of the Plan Asset Regulations (U.S. Department of Labor regulation 20 C.F.R. section 2510.3-101), including limiting the holdings of Qualified Plan Investors to less than 25 percent of the Fund Interests;

(s) If the Partner is or would be an investment company (as defined by the Company Act) but for the exceptions contained in section 3(c)(1) or section 3(c)(7) of the Company Act, (i) the Partner’s Interest does not represent 40% or more of the total assets and committed capital of the Partner;

(ii) the Partner has informed the Manager of the number of persons that constitute “beneficial owners” of the Partner’s outstanding securities (other than short-term paper) within the meaning of clause (A) of subsection 3(c)(1) of Company Act, and will inform the Manager promptly upon any change in that number; and (iii) the Partner agrees that the Manager may require the Partner to withdraw at any time so much of its Interest as is necessary to keep Interest below 10% of the total Interests issued by the Fund;

(t) The Partner understands the meaning and legal consequences of the representations and warranties made by the Partner in this Agreement and the Operating Agreement, and that the Manager is relying on those representations and warranties in making its determination to accept or reject this Agreement;

(u) The Partner understands the risks involved with acquiring the Interests, understands the business of the Fund and a Portfolio Company, has thoroughly read and understands all the provisions of the Operating Agreement and can withstand a total loss of its capital contribution. The Partner is making the investment described in the Operating Agreement to acquire the Portfolio Company Securities indirectly through the Fund and is making this investment in the Fund in lieu of making an investment in a Portfolio Company or directly. The Partner has read the Memorandum, including the risk factors (which may not be an exhaustive list), and understands the risks associated with the investment in the Interests and the investment by the Fund in a Portfolio Company or Portfolio Company; and

(v) The Partner understands and agrees that it must bear the economic risk of its investment for an indefinite period of time (subject to limited rights of withdrawal provided in the Memorandum and/or Operating Agreement) because, among other reasons, the Interest has not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is so registered or an exemption from registration is available. Partner also understands that sales or transfers of the Interest are further restricted by the Operating Agreement and state securities laws.

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4. Anti-Money Laundering Covenants and Representations.

(a) The Partner should check the U.S. Treasury Department’s Office of Foreign Assets Control (the “OFAC”) website at http://www.treas.gov/ofac before making the following representations. The Partner represents that the amounts contributed by it to the Fund were not and are not directly or indirectly derived from activities governed by anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals7. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists. The Partner represents and warrants that, to the best of its knowledge, none of: (i) the Partner; (ii) any person controlling or controlled by the Partner; (iii) if the Partner is a privately held entity, any person having a beneficial interest in the Partner; or (iv) any person for whom the Partner is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, nor is a person or entity prohibited under the OFAC Programs.

Please be advised that the Fund may not accept any amounts from a Partner if it cannot make the representations set forth in the preceding paragraph. If an existing Member cannot make these representations, the Fund may require the withdrawal of its Interests. In addition, the Partner agrees that the Manager or the Administrative Manager may require further identification of the Partner before a subscription or withdrawal can be processed and the Manager and Administrative Manager shall be held harmless and indemnified against any loss arising as a result of a failure to process the subscription application or withdrawal if such information as has been required by the parties referred to has not been provided by the Partner.

The Partner agrees to notify the Fund promptly should the Partner become aware of any change in the information set forth in these representations. The Partner is advised that, by law, the Fund may be obligated to “freeze the account” of such Partner, either by prohibiting additional investments from the Partner, declining any withdrawal requests and/or segregating the assets in the account in compliance with governmental regulations, and the Fund may also be required to report such action and to disclose the Partner’s identity to OFAC. The Partner further acknowledges that the Manager may, by written notice to the Partner, suspend or refuse the payment of withdrawal proceeds to such Partner if the Manager reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Fund, the Manager or any of the Fund’s other service providers;

(b) The Partner represents and warrants that, to the best of its knowledge, none of (i) the Partner; (ii) any person controlling or controlled by the Partner; (iii) if the Partner is a privately held entity, any person having a beneficial interest in the Partner; or (iv) any person for whom the Partner is acting as agent or nominee in connection with this investment is a senior foreign political figure,8 or any immediate family member9 or a close associate10 of a senior foreign political figure as such terms are defined in the footnotes below;

7 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

8 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

9 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

10 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

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(c) If the Partner is a non-U.S. banking institution (a “Foreign Bank”) or if the Partner receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Partner represents and warrants to the Fund that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank employs one or more individuals on a full-time basis; (iii) the Foreign Bank maintains operating records related to its banking activities; (iv) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (v) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate;

(d) The Partner represents, warrants and covenants that: (i) the subscription is not made with a view to financing terrorism; (ii) it is not, nor is any person or entity controlling, controlled by or under common control with the Partner, a prohibited person; and (iii) to the extent the Partner has any beneficial owners: (a) it has carried out thorough due diligence to establish the identities of such beneficial owners; (b) based on such due diligence, the Partner reasonably believes that no such beneficial owners are prohibited persons; (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Partner’s complete withdrawal from the Fund; and (d) it will make available such information and any additional information requested by the Fund that is required under applicable regulations;

(e) The Partner represents and warrants that it is not an entity designated as a “financial institution” in the USA PATRIOT Act of 2001 (generally including banks, trust companies, thrift institutions, agencies or branches of foreign banks, investment bankers, broker-dealers, investment companies, insurance companies, futures commission merchants, commodity trading advisers, and commodity pool operators) or is subject to the anti-money laundering laws of the Partner’s jurisdiction. If the answer is that the Partner is a financial institution subject to the USA PATRIOT Act of 2001, or the anti-money laundering laws of its jurisdiction, the Partner confirms and warrants that it has implemented and enforces an anti-money laundering program (“AMLP”) that is compliant with applicable laws, and that its AMLP, at a minimum:

(i) Enforces “know-your-customer” policies that, at a minimum, verify and reliably document the identity, birth date, address, taxpayer identification number, foreign identification number, home and work telephone numbers for all employees, personnel, investors, clients, customers, agents, and principals;

(ii) For each investor, client, customer, and principal, verifies and documents its business, source of funds, and investment objectives and has confirmed that no investor, client, customer or principal nor any person that controls, is controlled by or is under common control with any investor, client, customer or principal (1) is identified on the OFAC list or the subject of an OFAC Maintained Sanctions Program; or (2) is a foreign shell bank as that term is defined by the U.S. Treasury Department;

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(iii) Includes reasonable internal procedures and controls to detect and report suspicious activities;

(iv) Designates a compliance officer for anti-money laundering responsibilities;

(v) Provides ongoing employee training with respect to anti-money laundering policies and procedures; and

(vi) Includes an independent audit function to test its AMLP; or contains substantially equivalent provisions in accordance with the laws of its local jurisdiction.

(f) The Partner acknowledges and agrees that the Fund, in complying with anti-money laundering statutes, regulations and goals, may file voluntarily and/or as required by law suspicious activity reports (“SARs”) or any other information with governmental and law enforcement agencies that identify transactions and activities that the Fund reasonably determines to be suspicious, or is otherwise required by law; and

(g) The Partner acknowledges that the Fund is prohibited by law from disclosing to third parties, including the Partner, other than governmental agencies and self-regulatory organizations of appropriate jurisdictions and auditors performing functions under the Bank Secrecy Act, as amended, any filing or the substance of any SAR

5. Certificates. The Partner understands and agrees that, as permitted by applicable law, the Interest will not be represented by a certificate unless otherwise determined by the Manager. If the Manager determines to have the Interest be represented by a certificate, that certificate will bear legends as the Fund considers advisable to facilitate compliance with the Securities Act or any other securities law or any other restrictions placed on the Interest.

6. Liability. The Partner agrees that neither the Fund, the Manager, the Manager, the Administrative Manager nor any of their respective affiliates, nor their respective managers, officers, directors, members, equity holders, employees or other applicable representatives (collectively, the “Covered Persons”), will incur any liability (a) in respect of any action taken upon any information provided to the Fund by the Partner (including any Supporting Documents or Additional Documents) or for relying on any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on behalf of the Partner, including any document transmitted by email; or (b) for adhering to applicable anti-money laundering obligations whether now or later comes into effect.

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7. Indemnification. To the extent permitted by law, the Partner agrees that it will indemnify and hold harmless the Covered Persons from and against any and all direct and consequential loss, damage, liability, cost or expense (including reasonable attorneys’ and accountants’ fees and disbursements, whether incurred in an action between the parties hereto or otherwise, and including any liability which results directly or indirectly from the Fund, the Manager and their Affiliated Persons becoming subject to Section 4975 of the Code) (collectively, “Losses”) which the Covered Persons may incur by reason of or in connection with these Subscription Documents (including any Supporting Documents and Additional Documents), including any misrepresentation made by the Partner or any of the Partner’s agents (including, but not limited to, any misrepresentation of Partner’s status under the Code), any breach of any declaration, representation or warranty of Partner, the failure by the Partner to fulfill any covenants or agreements under these Subscription Documents, it’s or their reliance on email or other instructions, or the assertion of the Partner’s lack of proper authorization from the Beneficial Owner(s) to execute and perform the obligations under these Subscription Documents. The Partner also agrees that it will indemnify and hold harmless the Covered Persons from and against any and all direct and consequential Losses that they or any one of them, may incur (a) as provided in Section 10 below; and (b) by reason of, or in connection with, the failure by the Partner to comply with any applicable law, rule or regulation having application to the Covered Persons.

8. Power of Attorney. The Partner hereby irrevocably makes, constitutes and appoints the Manager (which constitution and appointment is coupled with an interest), with full power of substitution and resubstitution, the Partner’s true and lawful attorney-in-fact for the Partner and in the Partner’s name (as the Manager will determine), place and stead and for the Partner’s use and benefit to make, execute, deliver, certify, acknowledge, swear to, file, record and publish:

(a) The Operating Agreement in substantially the form furnished by the Manager to the Partner and the Fund’s Certificate of limited liability company, and any amendments to either of those documents as provided in the Operating Agreement; and

(b) Any instruments and documents necessary to (i) qualify or continue the Fund as a limited liability company in the states or other jurisdictions where the Manager deems advisable; and (ii) effect the assignment of an Interest or the dissolution and termination of the Fund in accordance with the Operating Agreement.

9. Dispute Resolution.

(a) Notwithstanding anything to the contrary in this Agreement or the Operating Agreement, and except for any claim or action that the Manager or Fund may elect to commence to enforce any of its rights or the Partner’s obligations under this Agreement or the Operating Agreement, the Partner agrees that all disputes arising out of (i) this Agreement; (ii) the Fund’s offering of the Interest; (iii) the Partner’s Subscription for the Interest and (iv) the Partner’s rights and obligations under the Operating Agreement will be submitted to and resolved by binding arbitration in accordance with this Section 7. The Partner acknowledges and agrees that the parties are waiving their right to seek remedies in court, including the right to jury trial;

(b) The arbitration will be conducted in the Arbitration Location, and in accordance with Delaware law and the rules then in effect by the American Arbitration Association in accordance with its rules for commercial disputes before three arbitrators appointed in accordance with those rules. The award of the arbitrator will be final and conclusive and judgment on the award rendered may be entered in any court having jurisdiction;

(c) No person will bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against the other party that has initiated in court a putative class action or that is a member of a putative class that has not opted out of the class with respect to any claims encompassed by the putative class action until (i) the class certification is denied; (ii) the class is decertified; or (iii) the other party is excluded from the class by the court. Any forbearance to enforce an agreement to arbitrate will not constitute a waiver of any rights under this Agreement except if stated herein; and

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(d) Each of the parties will equally bear any arbitration fees and administrative costs associated with the arbitration. The prevailing party, as determined by the arbitrators, will be awarded its costs and reasonable attorneys’ fees incurred in connection with the arbitration.

10. Waiver; Conflict of Interest. The Partner acknowledges and agrees that the Manager, the Administrative Manager, and their affiliates will be subject to various conflicts of interest in carrying out the Manager’s responsibilities to the Fund. Affiliates of the Manager, and the Administrative Manager may also be in competition with the Fund or its investments. Other funds may be formed in the future with objectives that are the same as or similar to the Fund’s objectives. Each Partner hereby waives any such conflicts of the Manager, the Administrative Manager, and their affiliates by executing this Agreement.

11. Confidentiality. The Partner must keep confidential, and not make use of or disclose to any person (other than for purposes reasonably related to its Interest or as required by law), any information or matter received from or relating to the Fund; provided that the Partner may disclose any such information to the extent that such information (i) is or becomes generally available to the public through no act or omission of the Partner; (ii) was already in the possession of the Partner at the time of such disclosure; or (iii) is communicated to the Partner by a third party without violation of confidentiality obligations.

12. USA PATRIOT Act. To comply with applicable laws, rules and regulations designed to combat money laundering or terrorism, the Partner must provide all information requested for such purpose.

13. Beneficial Ownership. The Partner represents and warrants that it is subscribing for Interests for Partner’s own account and own risk, unless the Partner advises the Fund to the contrary in writing and identifies with specificity each Beneficial Owner (as defined below) as well as such other information and/or documentation as may be requested or required by the Manager. The Partner also represents that it does not have the intention or obligation to sell, distribute or transfer its Interests or any portion of Interests, directly or indirectly, to any other person or entity or to any nominee account. If the Partner is subscribing on behalf of a Beneficial Owner, then the Partner represents that all subscription payments transferred to the Partner with respect to such Beneficial Owner originated directly from a bank or brokerage Account in the name of such Beneficial Owner.

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The Partner represents and warrants that the Partner is not (a) acting as trustee, custodian, agent, representative or nominee for (or with respect to) another person or entity (howsoever characterized and regardless of whether such person or entity is deemed to have a property interest, or the like, with respect to the Interests under local law); or (b) an entity (other than a publicly-traded company listed on an organized exchange (or a subsidiary or a pension fund of such a company) based in a FATF-Compliant Jurisdiction (as defined below) investing on behalf of underlying investors (including a Fund-of-Funds) (the persons, entities and underlying investors referred to in (a) and (b) being referred to collectively as the “Beneficial Owners”). If the preceding sentence is not true, the Partner represents and warrants that:

(a) The Partner understands and acknowledges that the representations, warranties and agreements made in this Agreement are made by the Partner (A) with respect to the Partner; and (B) with respect to each of the Beneficial Owners;

(b) The Partner has all requisite power and authority from each of the Beneficial Owners to execute and perform the obligations under these Subscription Documents and to bind each such Beneficial Owner as a party hereto;

(c) The Partner has adopted and implemented anti-money laundering policies, procedures and controls that comply, and will continue to comply, in all respects, with the requirements of applicable anti-money laundering laws and regulations; and

(d) The Partner has verified, or has access to, the identity of each Beneficial Owner, holds evidence of such identity and will make such evidence, together with any other documentation or information reasonably necessary to support the accuracy of Partner’s representations and warranties contained herein, available to the Fund upon request, and has procedures in place to ensure that the Beneficial Owners are not Prohibited Investors.

14. Partner’s Sophistication. In view of the fact that Partner is sophisticated, has had access to information sufficient to make an investment decision and has conducted its own due diligence, and has made its investment decision without reliance on (i) the Manager; (ii) any material information the Manager may have about the Portfolio Company Securities, Securities, Portfolio Company, and; or (iii) any disclosures of non-public information that may have been made to the Manager r (or that the Manager may have independently obtained), and further in view of all of the representations Partner has made in Section 2, Partner hereby irrevocably: (i) waives any right to any and all actions, suits, proceedings, investigations, claims or liabilities of any nature, including but not limited to actions under Rule 10b-5 of the Securities Exchange Act of 1934 or similar laws (collectively “Claims”) that may arise from or relate to the possession of or failure to disclose non-public information; (ii) releases any Claims against the Covered Persons, and (iii) agrees to refrain from pursuing against any Claims against those parties;

15. Survival. The representations, warranties and agreements contained in this Agreement will survive the execution of this Agreement by the Partner and acceptance of this Agreement by the Fund.

16. Additional Information. The Partner agrees that, upon demand, it will promptly furnish any information, and execute and deliver such documents, as reasonably required by the Manager and furnish any information relating to the Partner’s relationship with the Fund as required by governmental agencies having jurisdiction over the Fund.

17. Assignment and successors. This Agreement may be assigned by the Partner only with the prior written consent of the Fund. Subject to the foregoing, this Agreement (including the provisions of Section 6) will be binding on the respective successors, assigns, heirs and legal representatives of the parties to this Agreement.

18. No Third-Party Beneficiaries. This Agreement does not confer any rights or remedies upon any person, other than the Parties to the Operating Agreement and this Agreement.

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19. Amendment; Waiver. This Agreement may not be amended other than by written consent of the Partner and the Fund. No provision in this Agreement may be waived other than in a writing signed by the waiving party. Unless expressly provided otherwise, no waiver will constitute an ongoing or future waiver of any provision of this Agreement.

20. Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles. For the purpose of any judicial proceeding to enforce an award or incidental to arbitration or to compel arbitration, the Partner and the Fund hereby submit to the non-exclusive jurisdiction of the courts located in the Arbitration Location, and agree that service of process in such arbitration or court proceedings will be satisfactorily made upon it if sent by registered mail addressed to it at the address set forth on the Member Information page and Definitions page respectively.

21. Entire Agreement. This Agreement, the Operating Agreement and any side letter entered into between the Manager or the Fund and the Partner, and all of the exhibits and appendices attached to those agreements, constitutes the entire agreement and understanding between the parties with respect to the subject matter those agreements and supersedes any prior written or oral agreements or understandings of the Parties.

22. Notice.

(a) Each Partner hereby acknowledges that the Manager and Administrative Manager will be entitled to transmit to that Partner exclusively by e-mail (or other means of electronic messaging) all notices, correspondence and reports, including, but not limited to, that Partner’s Schedule K-1s; and

(b) Each notice or other communication to the Manager or Fund will for purposes of this Agreement be treated as effective or having been given upon the earlier of (i) receipt; (ii) the date transmitted by email, with evidence of transmission from the transmitting device; (iii) acknowledged receipt; (iv) when delivered in person; (v) when sent by electronic facsimile transfer or electronic mail at the number or address set forth below and receipt is acknowledged by the Manager; (vi) one business day after having been dispatched by a nationally recognized overnight courier service if receipt is evidenced by a signature of a person regularly employed or residing at the address set forth below for that Party; or (vii) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid.

23. Severability. If any provision of this Agreement is held by applicable authority to be unlawful, void or unenforceable to any extent, such provision, to the extent necessary, will be severed from this Agreement and the remainder of this Agreement will not be affected by the removal of that provision and will continue in full force and effect.

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24. Electronic Delivery of Disclosures and Schedule K-1. The Partner understands that the Fund and the Manager expect to deliver tax return information, including Schedule K-1s (each, a “K-1”) to the Partner by either electronic mail, a posting to a Partner-accessible platform, or some other form of electronic delivery. Pursuant to IRS Rev. Proc. 2012-17 (Feb. 13, 2012), the Partner hereby expressly understands, consents to, and acknowledges such electronic delivery of tax returns and related information. Federal law prohibits the Fund, the Manager, or their affiliates and designees from disclosing, without consent, Partner’s tax return information to third parties or use of that information for purposes other than the preparation of Partner’s tax return. As part of subscription to this offering, the Fund, the Manager, or their designees may disclose Partner’s income tax return information to certain other affiliated entities or third-party service providers. The Fund, the Manager, the Administrative Manager, and their designees covenant they will keep and maintain Partner’s information in strict confidence, using such degree of care as is appropriate to avoid unauthorized access, use or disclosure, and will not use such information in violation of law. In executing this Agreement, Partner authorizes the Fund, the Manager, the Administrative Manager to disclose tax return information to certain entities, their respective successors, affiliates and, or such other third-party service providers as Partner may request or as may be required by the Fund or the Manager for purposes of completing tax return preparation and K-1 delivery pursuant to this agreement.

(a) The Partner’s consent to electronic delivery will apply to all future K–1s unless such consent is withdrawn by the Partner;

(b) If for any reason the Partner would like a paper copy of the K-1 after the Partner has consented to electronic delivery, the Partner may submit a request via email or send a written request. Requesting a paper copy of the Partner’s K-1 will not be treated as a withdrawal of consent;

(c) If the Partner in the future determines that it no longer consents to electronic delivery, the Partner will need to notify the Fund so that it can arrange for a paper K-1 to be delivered to the address that the Fund then currently has on file. The Fund will confirm the withdrawal and its effective date in writing. A withdrawal of consent does not apply to a K-1 that was emailed to the Partner before the effective date of the withdrawal of consent;

(d) The Fund (or the Manager) will cease providing statements to the Partner electronically if the Partner provides notice to withdraw consent, if the Partner ceases to be a Partner of the Fund, or if regulations change to prohibit the form of delivery;

(e) If the Partner needs to update the Partner’s contact information that is on file, please email the update to the Manager. The Partner will be notified if there are any changes to the contact information of the Fund; or

(f) The Partner’s K-1 may be required to be printed and attached to a federal, state, or local income tax return.

BY SIGNING THIS AGREEMENT, THE PARTNER:

(i)	ACKNOWLEDGES THAT ANY MISSTATEMENT MAY RESULT IN AN IMMEDIATE REDEMPTION OF PARTNER’S INTERESTS; and

(ii)	AGREES THAT IF THE FUND BELIEVES THAT PARTNER OR A BENEFICIAL OWNER OF PARTNER IS A PROHIBITED INVESTOR, THE FUND MAY BE OBLIGATED TO FREEZE PARTNER’S INVESTMENT, DECLINE TO MAKE DISTRIBUTIONS OR SEGREGATE THE ASSETS CONSTITUTING PARTNER’S INVESTMENT WITH THE FUND IN ACCORDANCE WITH APPLICABLE LAW.

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ADMINISTRATIVE MANAGER PRIVACY NOTICE

The Administrative Manager and Manager are committed to protecting your privacy and maintaining the confidentiality and security of your personal information, and in connection therewith, this Privacy Policy is observed by the Administrative Manager and Manager. This Privacy Policy explains the manner in which the Administrative Manager and Manager collect, utilize and maintain nonpublic personal information about its investors (“Investors”), as required under Federal Law. “Managers” collectively refers to the Administrative Manager, the Manager and each investment account, partnership, limited liability company or fund (individually a “Fund,” and collectively, the “Funds”) for which the Managers serve. This Privacy Policy only applies to this Fund products and services provided by the Managers to individuals (including regarding investments in the Fund) and which are used for personal, family, or household purposes (not business purposes).

Collection of Member Information

The Managers may collect personal information about Investors from the following sources:

1. Subscription forms, investor questionnaires, account forms, and other information provided by the Partner in writing, in person, by telephone, electronically or by any other means. This information includes name, address, employment information, and financial and investment qualifications;

2. Transactions within the Fund, including account balances, investments, distributions and fees;

3. Other interactions with Manager’s affiliates (for example, discussions with our staff and affiliated broker-dealer); and

4. Verification services and consumer reporting agencies, including an Investor’s creditworthiness or credit history.

Disclosure of Nonpublic Personal Information

The Managers may share nonpublic personal information about Investors or potential investors in the Fund with affiliates, as permitted by law. The Managers do not disclose nonpublic personal information about investors or potential investors in the Fund to nonaffiliated third parties, except as permitted by law (for example, to service providers who provide services to the Investor or the Investor’s account).

The Managers may share nonpublic personal information, without an Investor’s consent, with affiliated and non-affiliated parties in the following situations, among others:

1. To respond to a subpoena or court order, judicial process or regulatory inquiry;

2. In connection with a proposed or actual sale, merger, or transfer of all or a portion of its business;

3. To protect or defend against fraud, unauthorized transactions (such as money laundering), lawsuits, claims or other liabilities;

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4. To service providers of the Managers in connection with the administration and operations of Managers, the Fund and other Managers products and services, which may include brokers, attorneys, accountants, auditors, administrators or other professionals;

5. To assist the Managers in offering affiliated products and services to its Investors;

6. To process or complete transactions requested by an Investor; and

7. For any proper purpose as contemplated by or permitted under the applicable Fund offering, governing or organizing documents.

Former Customers and Investors

The same Privacy Policy applies to former Investors.

Protection of Member Information

The Managers maintain physical, electronic and procedural safeguards that comply with federal standards to protect customer information. The Managers restrict access to the personal and account information of Investors to those employees who need to know that information in the course of their job responsibilities.

Further Information

The Managers reserves the right to change this Privacy Policy at any time. The examples contained within this Privacy Policy are illustrations and are not intended to be exclusive. This Privacy Policy complies with Federal Law regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you. All questions should be directed by email to the appropriate person.

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Subscription Agreement Signature

The undersigned Partner hereby executes the Subscription Agreement and Privacy Notice of the Fund, dated as of the Effective Date, hereby authorizes this signature page to be attached to a counterpart of that document executed by the Manager of the Fund and agrees to electronic delivery of disclosures and Schedule K-1.

PARTNER

(Signature and Information Provided on Series LP Execution Page)

ACCEPTANCE OF SUBSCRIPTION

By signing below, the Fund hereby accepts Partner’s subscription for Interests in the Fund in the amount indicated on the Signature Page to Subscription Agreement, and hereby authorizes this signature page to be attached to the Subscription Agreement related to the Fund.

Fund

(Signature and Information Provided on Series LP Execution Page)

153

Execution Page

The undersigned Parties, namely the “Managers”, “Members”, “Fund” and “Administrative Manager” (all as defined in the attached Operating Agreement) hereby execute the Schedule Documents, dated as of the Effective Date (as defined in the Operating Agreement), and hereby authorize each of these signature pages to be attached to a counterpart of each document executed by the Manager of the Fund. The signatories above hereby consent to transact business via electronic signature (including via Formstack, DocuSign, eSignLive, or an equivalent) and understand and agree that its signature page may be disassembled here from and attached to the final version of the documents below.

The documents signed and executed hereunder by the Parties are the Schedule Documents.

154

Manager Signature Page

Full name:	Aaron Jun Yuen Chow

By:

Date:	02/04/2026

155

Fund Signature Page

Name: Preamble X Capital I, a series of Preamble X Capital LLC, a Delaware limited liability company

Full name:	Aaron Jun Yuen Chow, its Manager

By:

Date:	02/04/2026

156

Member Signature Page

PARTNER

Signed:	Yizhou Zhao

Partner Name:	Xmax Beta Holdings Ltd

Full Name:	Yizhou Zhao

Date:	7-6-2026

157